As filed with the Securities and Exchange Commissions on April 13, 2026
1933 ACT REGISTRATION NO. 333-199286
1940 ACT REGISTRATION NO. 811-21988

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    ☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 16
AND
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     ☒
Post-Effective Amendment No. 126
(Check Appropriate Box Or Boxes)

EAIC VARIABLE CONTRACT ACCOUNT A
(Exact Name of Registrant)

EMPOWER ANNUITY INSURANCE COMPANY
(Name of Depositor)

280 Trumbull Street
Hartford, Connecticut 06103
(860) 534-2000
(Address and telephone number of Depositor’s principal executive offices)

Michele Drummey
Vice President and Assistant General Counsel
Empower Annuity Insurance Company
280 Trumbull Street
Hartford, Connecticut 06103
(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):
☐    immediately upon filing pursuant to paragraph (b) of Rule 485
☒    on May 1, 2026 pursuant to paragraph (b) of Rule 485
☐    60 days after filing pursuant to paragraph (a) of Rule 485
☐    on May 1, 2026 pursuant to paragraph (a) of Rule 485

EMPOWER RETIREMENT SECURITY ANNUITY VI
PROSPECTUS: May 1, 2026
This prospectus describes the Empower Retirement Security Annuity VI (ERSA VI), a flexible premium deferred annuity (the “Annuity” or “Contract”) offered by Empower Annuity Insurance Company (“Empower,” the “Company,” “we,” “our,” or “us”) and the EAIC Variable Contract Account A as an interest in a group annuity. Your rights and benefits do not vary based on the form of the Contract; in other words, your rights do not vary whether you have an individual annuity contract or a certificate under a group annuity. The Contract or certain of its investment options or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and regulations.
The Contract may be sold by Empower to retirement plans qualifying for federal tax benefits under sections 401(a), 403(b), or 457 (governmental) of the Internal Revenue Code of 1986, as amended (the “Code”). Eligible investors may contribute Purchase Payments to the Annuity subject to our underwriting guidelines and the Code.
ERSA VI may be transferred to an individual version of this product, Empower Retirement Security Annuity III, which contains a similar version of the IncomeFlex Target Benefit offered in ERSA VI. Transfers or "rollovers" may be processed only if a qualifying event occurs as defined by the Internal Revenue Code. These events may include the plan terminating the group annuity contract or the termination of your employment. Please see Section 10, "Other Information" for more information.
The Contract allows you to invest in Variable Investment Options as described in Appendix A.
You should know that:
(a) The contract is a complex investment vehicle and involves risks, including potential loss of principal;
(b) The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash;
(c) Withdrawals could result in taxes and tax penalties;
(d) Excess Withdrawals will permanently reduce or eliminate your guaranteed benefits under the Contract; and
(e) The issuer’s obligations under the contract are subject to its financial strength and claims-paying ability.
If you are a new investor in the Contract, you may cancel your Contract within 10 days (or longer in some states) of receiving it without paying fees or penalties. Upon cancellation, you will receive either a full refund of your Purchase Payments or your total Contract Value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
PLEASE READ THIS PROSPECTUS
This prospectus describes important features of the Contract and what you should consider before purchasing it. Please read this prospectus before purchasing the Contract. The current prospectus for the underlying mutual fund contains important information about the mutual fund. When you invest in a Variable Investment Option, you should read the underlying mutual fund prospectus and keep it for future reference.
In compliance with United States law, Empower will deliver this prospectus to Contract Owners that currently reside outside the United States.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN THE CONTRACT IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission's staff and is available at Investor.gov.

FOR FURTHER INFORMATION CALL 1-855-756-4738 OR VISIT: WWW.EMPOWER.COM
Prospectus Dated: May 1, 2026
Statement of Additional Information Dated: May 1, 2026

TABLE OF CONTENTS

Section	Page
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APPENDIX A: PORTFOLIO AVAILABLE UNDER THE CONTRACT	APP A-1

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GLOSSARY
We have tried to make this prospectus as easy to read and understand as possible. By the nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. Certain terms within this prospectus are described within the text where they appear. Not all of the descriptions of those terms are repeated in this Glossary of terms. The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information (“SAI”).
Accumulation Phase: The period that begins with the Contract Date and ends on your Annuity Date, or earlier, if the Contract is terminated through a full withdrawal or payment of a Death Benefit.
Accumulation Unit and Accumulation Unit Value: We credit you with Accumulation Units for each Sub-account in which you invest. The value of these Accumulation Units (the “Accumulation Unit Value”) may change each Business Day to reflect the investment results of the Sub-accounts, as well as the Base Contract Expenses. The number of Accumulation Units credited to you in any Sub-account is determined by dividing the amount of each Purchase Payment made by you to that Sub-account by the applicable Accumulation Unit Value for the Business Day on which the Purchase Payment is credited. We will reduce the number of Accumulation Units credited to you under any Sub-account by the number of Accumulation Units canceled as a result of any transfer or withdrawal by you from that Sub-account.
Adjusted Contract Value: When you begin receiving Annuity Payments, the value of your Contract minus any charge we impose for premium taxes.
Annual Guaranteed Withdrawal Amount: Under the terms of the IncomeFlex Target Benefit, an amount that you may withdraw each Withdrawal Period as long as you live (if the optional Spousal Benefit is elected, then until the last to die of you and your spouse). The Annual Guaranteed Withdrawal Amount is set initially as a percentage of the Income Base, but will be adjusted to reflect subsequent Purchase Payments, Excess Withdrawals and any Step-Up. We may refer to this amount as the “Lifetime Annual Withdrawal Amount” in materials other than this prospectus.
Annuitant: The person whose life determines the amount of Annuity Payments that will be paid.
Annuity Date: The date you elect to begin Annuity Payments (annuitization).
Annuity Option: An option under the Contract that defines the frequency and duration of Annuity Payments. See Section 8, “What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization).”
Annuity Payment: Each payment made on or after your Annuity Date in accordance with the Annuity Option you select. Annuity Payments are not considered to be withdrawals for any purposes, including withdrawals under the IncomeFlex Target Benefit. For more information about guaranteed withdrawals, see “Withdrawals Under The IncomeFlex Target Benefit” in Section 3, “What Are The Benefits Available Under The Contract?”
Annuity Phase: The period that begins with the Annuity Date and ends when there are no further Annuity Payments due under the Annuity Option you select.
Base Contract Expense: The Base Contract Expense, also referred to as the Base Contract fee in certain parts of this prospectus, is comprised of two parts: the IncomeFlex Target Benefit and the mortality and expense fee.
Beneficiary: The person(s) or entity you have chosen to receive the Death Benefit.
Birthday: Each anniversary of your date of birth. If this date is not a Business Day, then the Birthday will be the last Business Day immediately preceding the anniversary of your date of birth.
Business Day: A day on which the New York Stock Exchange is open for business. A Business Day ends as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time). Our Business Day may close earlier than 4:00 p.m. Eastern Time if regular trading on the New York Stock Exchange closes early. Additionally, your plan may have an earlier cut off time for you to submit financial transactions to the plan so that those transactions may be submitted to us by end of a Business Day.
Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Contract Date: The date we accept your initial Purchase Payment and all necessary paperwork in Good Order at the Empower Care Center. Contract anniversaries are measured from the Contract Date. A Contract year starts on the Contract Date or on a Contract anniversary. If after the Contract Date and before the Lock-In Date the Contract Value is equal to $0.00, then any subsequent allocation to a Variable Investment Option, permitted by us, on behalf of a Participant shall create a new Contract Date.
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Contract Owner, Owner or You: The person or entity entitled to the ownership rights under the Contract. Although the Contract is issued only to Plan Contract Holders (i.e., the kinds of retirement plans specified on the cover page of the prospectus), participants in such plans make purchase payments and have various other rights under the Contract. Where appropriate in the context involved, references to “Contract Owner,” “Owner,” “You,” and “you” may refer to the plan participant rather than the Plan Contract Holder.
Contract Value: The total value of your Contract, equal to the sum of the values of your investment in each investment option, as well as contributions or withdrawals to the investment option. Your Contract Value will go up or down based on the performance of the investment option. This applies in both the Accumulation Phase and Withdrawal Period.
Death Benefit: If a Death Benefit is payable, the Beneficiary you designate will receive the Contract Value. See Section 3, “What Are The Benefits Available Under The Contract?”
Empower Care Center: Empower Care Center, 8515 East Orchard Road, Greenwood Village, Colorado 80111. The phone number is (855) 756-4738. Empower’s website is www.empower.com.
Excess Withdrawal: Any withdrawal in a Withdrawal Period in excess of the Annual Guaranteed Withdrawal Amount. Each Excess Withdrawal reduces your Income Base and thus your Annual Guaranteed Withdrawal Amount in the same proportion as the Contract Value was reduced by the Excess Withdrawal. See Section 3, “What Are The Benefits Available Under The Contract?”
Good Order: Sufficiently clear instruction received by the Empower Care Center (or via the appropriate Empower address, telephone number, fax number or website if the item is a type we accept by those means) on a Business Day before the close of business which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement arrangement. Instructions that are not in Good Order will be effective on the Business Day that Good Order is determined. Instructions received on a day that is not a Business Day or after the close of a Business Day will be deemed to have been received on the next Business Day.
Guaranteed Withdrawal Percentage: The percentage of the Income Base used to determine the Annual Guaranteed Withdrawal Amount. See Section 3, “What Are The Benefits Available Under The Contract?”
Highest Birthday Value: For purposes of determining the Income Base, the initial Highest Birthday Value is the Contract Value on the Contract Date, and thereafter the greater of (a) the initial Highest Birthday Value, and (b) the highest Contract Value attained on each Birthday, until the Lock-In Date. This value is adjusted for withdrawals and subsequent Purchase Payments. See Section 3, “What Are The Benefits Available Under The Contract?”
Income Base: The Income Base is used to determine the Annual Guaranteed Withdrawal Amount. On the Lock-In Date, your Income Base is equal to the greater of: (A) the Highest Birthday Value or (B) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). Thereafter, the Income Base may increase or decrease, resulting from additional Purchase Payments, Withdrawals and/or Step-Up Amounts. Prior to the Lock-In Date, it equals your Highest Birthday Value and is only determined for reference purposes.
IncomeFlex Target Benefit: A standard feature of the Contract that guarantees your ability to withdraw a percentage of an initial notional value called the Income Base for your life if certain conditions are satisfied. A charge for this guarantee is deducted from the value of your investment options.
Lock-In Date: The date you elect to lock in your Annual Guaranteed Withdrawal Amount under this Annuity. You must attain age 55 to select a Lock-In Date (both you and your spouse must attain age 55 to select a Lock-In Date for the Spousal Benefit).
Participant: A Participant in a retirement plan or arrangement.
Plan Contract Holder: The employer, trust or association to which a group annuity contract has been issued.
Purchase Payment: The amount of money you pay us to purchase the Contract initially and any amounts deposited as additional Purchase Payments after the Contract Date, including payments allocated from other investment options and contracts. Generally, subject to limits of the Code and your plan, you can make additional Purchase Payments at any time during the Accumulation Phase.
Separate Account: Purchase Payments allocated to the Variable Investment Option are held by us in a separate account called EAIC Variable Contract Account A. The Separate Account is set apart from all of the general assets of Empower.
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Spousal Benefit: An optional version of the IncomeFlex Target Benefit, if elected and certain conditions are satisfied, which extends guaranteed withdrawals until the last to die of you and your spouse or civil union partner. While there is no additional charge for this version of the benefit, any Annual Guaranteed Withdrawal Amounts will be less than if you had not elected it.
Step-Up Amount: The excess, if any, of the Contract Value over the Income Base, determined annually as of the Step-Up Date.
Step-Up Date: After the Lock-In Date, the Business Day that immediately precedes your Birthday.
Sub-account: A Variable Investment Option offered under EAIC Variable Contract Account A, the assets of which are invested in shares of the corresponding portfolio.
Tax Deferral: This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your Contract earnings until you take money out of your Contract. You should be aware that the only way to receive Tax Deferral for the value in this Contract is for it to be held in a tax favored plan (an employment based retirement plan), which provides Tax Deferral regardless of whether it invests in annuity contracts. See Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VI?”
Variable Investment Option: When you choose a Variable Investment Option, we purchase shares of the underlying mutual fund, which we may refer to as a fund or portfolio, that are held as an investment for that option. We hold these shares in the Separate Account. The division of the Separate Account of Empower that invests in a particular mutual fund is referred to in your Contract as a Sub-account.
Withdrawal Period: Each year beginning on the Participant’s Birthday and ending on the last day preceding the next Birthday. We may refer to this period as “Birthday Year” in materials other than this prospectus.

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OVERVIEW OF THE CONTRACT
ERSA VI is a variable annuity contract issued by Empower. The Contract may be used to fund retirement plans or accounts qualifying for federal tax benefits under sections 401(a), 403(b), or 457 (governmental) of the Code. The Contract features a Variable Investment Option, certain withdrawal and Annuity Options and a Death Benefit. The Contract is intended for retirement savings or other long-term investment purposes. This Contract is specifically designed for those concerned they may outlive their retirement income and it is priced accordingly. If you have short term investment needs that you expect this annuity to support, this product is not for you. If you are not concerned you may outlive your savings, you may want to consider if this product suits your needs solely based on its other investment and insurance feature.
Group annuity contracts are typically issued to Plan Contract Holders. The Plan Contract Holder then makes contributions to the Contract on behalf of eligible employees or members, which may include payroll deductions or similar agreements with the Plan Contract Holder as permitted by the retirement plan.
The Contract, like all deferred annuity contracts, has two phases: the Accumulation Phase and the Annuity Phase. During the Accumulation Phase, since you have purchased this Annuity through a qualified retirement plan, any earnings grow on a tax deferred basis and are generally taxed as income only when you make withdrawals, including withdrawals under the IncomeFlex Target Benefit. The Annuity Phase starts when you begin receiving Annuity Payments from your Contract. The amount of money you are able to accumulate in your Contract during the Accumulation Phase will help determine the amount you will receive during the Annuity Phase. Other factors will affect the amount of your payments, such as age, and the payout option you select.
During the Annuity Phase, commonly called “annuitization,” you may choose from several Annuity Options, including guaranteed payments for life with period certain. You are not required to annuitize your Contract. However, once you begin receiving regular Annuity Payments, you generally cannot change your payment plan.
Once you annuitized your Contract Value, your decision is irreversible. The impacts of this decision are:
•Your Contract Value is no longer available to you to allocate among investment options or make further withdrawals. Instead you will be paid a stream of annuity payments.
•You generally cannot change the payment stream you chose once it has begun.
•Both the IncomeFlex Target Benefit and the Death Benefit terminate upon annuitization.
Note that during the Accumulation Phase, the IncomeFlex Target Benefit (discussed in Section 3 “What Are The Benefits Available Under The Contract?”) also provides guaranteed minimum income protection for your life in the form of guaranteed withdrawals. These guaranteed withdrawals do not require annuitization.
You can invest your money in a Variable Investment Option available under the Contract, which offers the opportunity for a favorable return that can increase your Contract Value. However, favorable returns are NOT guaranteed. It is possible, due to market changes, that your Contract Value may decrease. For more information about the Variable Investment Option, please refer to “Appendix A: Portfolio Available Under The Contract” later in this prospectus.
If the Owner dies before the Annuity Phase of the Contract begins, the person(s) or entity chosen as Beneficiary generally will receive the Death Benefit in the amount of the Contract Value. Your employment based retirement plan may require payment of the Death Benefit in the form of a Qualified Pre-Retirement Survivor Annuity (“QPSA”) or other payment method. If your plan requires payment in the form of a QPSA, please see “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VI?” for important considerations before electing the Spousal Benefit. In addition, a surviving spouse may be eligible to continue this Contract and the Spousal Benefit. See Section 3, “What Are The Benefits Available Under The Contract?”
The IncomeFlex Target Benefit guarantees your ability to withdraw a designated amount from the Contract annually, subject to our rules regarding the timing and amount of withdrawals. This Annual Guaranteed Withdrawal Amount is equal to a percentage of a notional value (called the “Income Base”), regardless of the impact of market performance on your actual Contract Value. This benefit is designed to provide an annual withdrawal amount for life. You must attain age 55 before starting IncomeFlex Target Benefit guaranteed withdrawals (both you and your spouse must attain age 55 to begin guaranteed withdrawals with the Spousal Benefit). If spousal consent rules apply to the retirement plan in which you participate, spousal consent may be necessary in order for you, or your surviving spouse, to take withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount and avoid payment of your plan interest in the form of a Qualified Joint and Survivor Annuity (“QJSA”) or QPSA. See “Other Important Considerations” in Section 5 and “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VI?”
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IncomeFlex Target Benefit is a standard feature of the Contract that applies to the Annuitant automatically. The Spousal Benefit is optional. If you elect the Spousal Benefit, you may not change your mind, and your Annual Guaranteed Withdrawal Amount will be less than if you had not elected it. For additional information about the fees for the IncomeFlex Target Benefit, see “Fee Table” and Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity VI?”
We may amend the Contract as permitted by law. For example, we may add new features to the Contract. Subject to applicable law, we will determine whether or not to make such Contract amendments available to Contracts that already have been issued.
If permissible under applicable state law, you may cancel the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally 10 days from the date you begin participation under the Contract, but may be longer, depending on applicable state law. Concurrent with the applicable free look period provided by state law, the Code provides a seven day “revocation period” when you purchase this Contract and establish an IRA. See Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VI?”
During the applicable free look period, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Empower Care Center address shown in “How To Contact Us” in Section 10, “Other Information” later in this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law or the Code requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding.

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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES
Are There Charges or Adjustments for Early Withdrawals?	There are no fees for early withdrawals and you are not prohibited from making early withdrawals.
Are There Transaction Charges?
Charges may be applied to a transaction if state or local premium taxes are assessed. Charges may be applied to transfers (if more than 12 in a Contract year).

For more information about transaction charges, please refer to Section 5, “What Are The Expenses Associated With Empower Retirement Security Annuity VI?”

Are There Ongoing Fees and Expenses ?	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract for information about the specific fees you will pay each year based on the options you have elected.
	Annual Fee	Minimum	Maximum
	Base Contract [1]	1.15%[3]	3.00%
	Investment Options (Portfolio Fees and Expenses)	0.04%	0.04%
	Optional Benefits For An Additional Charge [2]	None	None
1 The Base Contract fee includes the fee for the IncomeFlex Target Benefit and the mortality and expense fee.
2 The Optional Benefit is the Optional Spousal Benefit.
3 The minimum fee noted is the current fee for the Contract.
For more information about the IncomeFlex Target Benefit and the Optional Spousal Benefit, please refer to Section 3, “What Are The Benefits Available Under The Contract?” later in this prospectus.
To help you understand the cost of investing in the Contract, the following table shows the lowest and highest costs you could pay based on the minimum and maximum charges allowable under the Contract.
	Lowest Annual Cost $1,103	Highest Annual Cost $2,701

Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of Base Contract fee and portfolio fees and expenses
•No sales charges
•No additional purchase payments, transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Base Contract fee and portfolio fees and expenses
•No sales charges
•No additional purchase payments, transfers or withdrawals

For more information about ongoing fees and expenses, please refer to Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity VI?” later in this prospectus.
RISKS
Is There a Risk of Loss from Poor Performance?
You can lose money by participating in the Contract.

For more information about the risk of loss, please refer to Section 2, “What Are The Principal Risks Of Investing In The Contract?” later in this prospectus.

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Is This a Short-Term Investment?
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. This product is also specifically designed (and priced) for those concerned they may outlive their income. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether investing purchase payments in the Contract is consistent with the purpose for which the investment is being considered.

For more information about the risk profile of the Contract, please refer to Section 2, “What Are The Principal Risks Of Investing In The Contract?” later in this prospectus.

What Are the Risks Associated with Investment Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract, each of which has its own unique risks. You should review the investment options before making an investment decision.

We reserve the right to close the Contract to new investors at any time. We may also close a Sub-account to new investors or stop accepting contributions from existing investors to any or all Sub-accounts at any time.

For more information about the risks associated with the investment options, please refer to Section 2, “What Are The Principal Risks Of Investing In The Contract?” later in this prospectus. For tax implications associated with withdrawals, please refer to "Tax Implications" section of this table.

What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to Empower Annuity Insurance Company. Any obligations, guarantees, or benefits are subject to the claims-paying ability of Empower Annuity Insurance Company. More information about Empower Annuity Insurance Company is available upon request. Such requests can be made toll-free at (855) 756-4738.

For more information about insurance company risks, please refer to Section 2, “What Are The Principal Risks Of Investing In The Contract?” later in this prospectus.

RESTRICTIONS
Are There Restrictions on the Investment Options?
•During the Contract Accumulation Phase, you may make up to 12 transfers each Contract year without charge. If you make more than 12 transfers in one Contract year, you may be charged up to $30 for each additional transfer.
•Empower Annuity Insurance Company reserves the right to remove or substitute the portfolio used by a Variable Investment Option. You will be given specific notice in advance of any substitution we intend to make.

For more information about investment and transfer restrictions, please refer to Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity VI?” later in this prospectus.

Are There any Restrictions on Contract Benefits?
This Contract provides a standard guaranteed income benefit at a cost deducted from your Contract Value with an optional Spousal Benefit. You should know that:

•Once you “lock in” your Annual Guaranteed Withdrawal Amount, taking withdrawals over that amount will permanently reduce the Annual Guaranteed Withdrawal Amount and possibly terminate the benefit without value.
•Once you “lock in” your IncomeFlex Target Benefit and elect the Spousal Benefit, your choice is irrevocable. While there is no additional charge for optional Spousal Benefit, any Annual Guaranteed Withdrawal Amounts will be less than if you had not elected it.

For more information about the IncomeFlex Target Benefit and the Spousal Benefit, please refer to Section 3, “What Are The Benefits Available Under The Contract?” later in this prospectus.

TAXES
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What Are the Contract's Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.

For more information about tax implications, please refer to Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VI?” later in this prospectus.

CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Investment professionals may receive compensation for selling the Contract to investors and may have a financial incentive to offer or recommend the Contract over another investment. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (firms). The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.

For more information about compensation, please refer to Section 10, “Other Information” later in this prospectus.

Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract. You should consider that you will permanently lose your guaranteed benefits by exchanging from this Contract to another.

For more information about exchanges, and the tax risks associated with an exchange, please refer to Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VI?” later in this prospectus.

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FEE TABLE
The following tables describe the fees and expenses you will pay when buying, owning, and surrendering your interest in the Contract or when making withdrawals from the Contract. Please refer to your Contract for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses you will pay at the time that you buy an interest in the Contract, surrender an interest or make withdrawals from the Contract or transfer Contract Value between investment options. State premium taxes may also be deducted. For more information about those fees and maximum charges, see Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity VI?” later in this prospectus.

TRANSACTION EXPENSES
	Current	Maximum
Sales Charge Imposed on Purchases	None	None
Contingent Deferred Sales Charge (as a percentage of purchase payments or amount)	None	None
Transfer Fee [1]	$0	$30
Charge For Premium Tax Imposed On Us By Certain States/Jurisdictions (as a percentage of Contract Value)	N/A2	3.5%
1    Although there is only one Variable Investment Option available in ERSA VI, we reserve the right to charge a transfer fee if we add another Variable Investment Option in the future.
2    Current taxes in a given state can range from 0% to 3.5%, depending on your state of jurisdiction. For additional information see “Taxes Attributable to Premium” in Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity VI?”
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including portfolio fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

ANNUAL CONTRACT EXPENSES
	Current	Maximum
Administrative Expenses	$0	$150
Base Contract Expenses [1,2]	1.15%	3.00%
Optional Benefit Expenses [1,3]	0.00%	0.00%
1    Percentages noted above are percentages of daily net assets of the Contract Value.
2    Base Contract Expenses include the fee for the IncomeFlex Target Benefit and the mortality and expense fee.
3    The Optional Benefit is the Optional Spousal Benefit.
The next item shows the operating expenses charged by the Variable Investment Option that you may pay periodically during the time that you own the Contract. More detail on the underlying mutual fund’s fees and expenses is contained below and in the fund’s prospectus. The below depicts the total operating expenses for Institutional Shares of the Vanguard Balanced Index Fund. Fund expenses are not fixed or guaranteed by the ERSA VI Contract, and may vary from year to year. For more information about the Variable Investment Option available under the Contract, including their annual expenses, please refer to “Appendix A: Portfolio Available Under the Contract” later in this prospectus.

ANNUAL PORTFOLIO COMPANY EXPENSES
Annual Portfolio Company Expenses	0.04%
(expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)
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EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses and annual portfolio company expenses.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual Contract expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
If you surrender your interest in the Contract at the end of the applicable time period: ...............................................................................................	$3,266	$9,961	$16,881	$35,218
If you annuitize at the end of the applicable time period: ...............................	$3,266	$9,961	$16,881	$35,218
If you do not surrender your interest in the Contract: ............................................	$3,266	$9,961	$16,881	$35,218
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SECTION 1: WHAT IS THE EMPOWER RETIREMENT SECURITY ANNUITY VI?
The Empower Retirement Security Annuity VI (ERSA VI) is a variable annuity contract issued by Empower with its principal place of business located at 280 Trumbull Street, Hartford, CT 06103. Empower is solely responsible for its obligations under ERSA VI, and there are no support agreements from third parties relating to the capitalization of Empower.
You may invest in the Separate Account. The Separate Account is divided into Sub-accounts called Variable Investment Options. Contract Value allocated to a Variable Investment Option will vary based on the investment experience of the corresponding Portfolio Company in which the Variable Investment Option invests. This means that your Contract Value will fluctuate. While it is possible for your Contract Value to increase based on this investment performance, there is a risk your Contract Value will decrease and, while not likely, it is possible that you may lose the entire amount invested.
The income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of Empower's other assets. The assets of the Separate Account may not be used to pay any liabilities required of Empower, other than the liabilities required under the terms of the Contract.
Under your Contract, in exchange for your payment to us, we promise to pay you a guaranteed stream of payments upon annuitization that can begin any time after the first Contract anniversary. Your Annuity is in the Accumulation Phase until you decide to begin receiving these Annuity Payments. Annuity Payments are made on or after your Annuity Date in accordance with the Annuity Option you select. The date you elect to begin receiving Annuity Payments is the Annuity Date. On the Annuity Date, your Contract switches to the Annuity Phase. The Contract also permits you to make guaranteed withdrawals during the Accumulation Phase. See Section 3, “What Are The Benefits Available Under The Contract?” for further details. These withdrawals are different than Annuity Payments.
Tax Deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you withdraw money from your Contract. This Annuity is only offered to fund certain employment based retirement plans, which generally provide Tax Deferral without investing in an annuity contract. Before purchasing this Annuity, you should consider whether its features and benefits, including the income and Death Benefits, meet your needs and goals. You should consider the relative features, benefits and costs of this Contract compared with any other investments or benefits available through your retirement plan or elsewhere.
The ERSA VI is a variable annuity contract. This means that during the Accumulation Phase, you can allocate your assets to the Variable Investment Option. The amount of money you are able to accumulate in your Contract during the Accumulation Phase depends upon the investment performance of the underlying mutual fund associated with that Variable Investment Option. Because the underlying mutual fund’s portfolio fluctuates in value depending upon market conditions, your Contract Value (the total value of your Contract, equal to the sum of the value of your investment in the investment option) can either increase or decrease. This is important, since the amount of the Annuity Payments you receive during the Annuity Phase depends upon the value of your Contract at the time you begin receiving payments.
A group annuity contract is issued to a Plan Contract Holder. By notifying us, the Plan Contract Holder may exercise certain rights under the Contract, including discontinuance of employee contributions to the Contract, termination of the Contract, termination of the retirement plan and/or transfer of assets to an alternate investment or funding vehicle. Any such exercise of rights by a Plan Contract Holder may reduce or eliminate IncomeFlex Target Benefit guarantees. Even though the Contract was issued to a Plan Contract Holder, the Contracts generally provide that Participants will have the rights and interests under the Annuity that are described in this prospectus. A particular plan may limit a Participant’s exercise of certain rights under the Contract. A Participant should review the provisions of their employer’s plan or arrangement to identify and consider any such limitations.
The Beneficiary is the person(s) or entity you designate to receive any Death Benefit. Subject to any restrictions imposed by the Code or your retirement plan, you may change the Beneficiary any time prior to the Annuity Date by making a written request to us. The optional Spousal Benefit requires your spouse to be both your spouse and sole Beneficiary when you elect the benefit and when you die. See Section 3, “What Are The Benefits Available Under The Contract?”
SHORT TERM CANCELLATION RIGHT OR “FREE LOOK”
If you are not satisfied with your Contract, you may cancel your interest in the Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally 10 days from the date you begin participation under the Contract, but may be as long as 30 days, if state law requires.
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To exercise this cancellation right, you can request a refund by returning the Contract either to the representative who sold it to you, or to the Empower Care Center at the address shown in “How To Contact Us” in Section 10, “Other Information” later in this prospectus and request a refund. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law requires the return of your Purchase Payments, we will return the greater of the Contract Value, as described above, or the amount of your total Purchase Payments, less applicable federal and state income tax withholding. Please note that payments made directly to a plan participant are subject to a mandatory 20% federal income tax withholding. The taxpayer cannot choose to elect out of this withholding. Some states also require withholding if federal tax withholding is elected.
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SECTION 2: WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE CONTRACT?
The risks identified below are the principal risks of investing in the Contract. The Contract may be subject to additional risks other than those identified and described in this prospectus.
Risks Associated with the Variable Investment Option. You take all the investment risk for amounts allocated to the Sub-accounts, which invest in the portfolio. If the Sub-accounts you select increase in value, then your Contract Value goes up; if they decrease in value, your Contract Value goes down. How much your Contract Value goes up or down depends on the performance of the portfolio in which your Sub-accounts invest. While unlikely, it is possible to lose your entire investment in the Sub-account. We do not guarantee the investment results of any portfolio. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected portfolio(s), each of which has its own unique risks. You should review the prospectus for the portfolio before making an investment decision. Further, we reserve the right to close the Contract to new investors at any time. We may also close a Sub-account to new investors or stop accepting contributions from existing investors to any or all Sub-accounts at any time.
Insurance Company Risk. No company other than Empower has any legal responsibility to pay amounts that Empower owes under the Contract. You should look to the financial strength of Empower for its claims-paying ability. Empower is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, including cybersecurity attacks, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect Empower and our ability to conduct business and process transactions. Although Empower has business continuity plans, it is possible that the plans may not operate as intended or required and that Empower may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
The IncomeFlex Target Benefit. This Contract provides a standard guaranteed income benefit with an optional Spousal Benefit at a cost deducted from your Contract Value.
You should know that:
•Once you “lock in” your Annual Guaranteed Withdrawal Amount, taking withdrawals over that amount will permanently reduce the Annual Guaranteed Withdrawal Amount and possibly terminate the benefit without value.
•Once you “lock in” your IncomeFlex Target Benefit and elect the Spousal Benefit, your choice is irrevocable. While there is no additional charge for optional Spousal Benefit, any Annual Guaranteed Withdrawal Amounts will be less than if you had not elected it because we will continue the Annual Guaranteed Withdrawal Amounts until the later of you or your Spouse's passing.
Annuitization. Once you annuitized your Contract Value, your decision is irreversible. The impacts of this decision are:
•Your Contract Value is no longer available to you to allocate among investment options or make further withdrawals. Instead, you will be paid a stream of annuity payments.
•You generally cannot change the payment stream you chose once it has begun.
•Both the IncomeFlex Target Benefit and the Death Benefit terminate upon annuitization.
Possible Adverse Tax Consequences. The tax considerations associated with the Contract vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. Additionally, in contrast to many variable annuities, because this Contract can invest in a fund available to the general public, if the Contract is not issued or purchased through a tax qualified plan, the taxes on gains may not be deferred. Before making a Purchase Payment or taking other action related to your Contract, you should consult with a qualified tax adviser for complete information and advice.
Risk of Loss of or Reductions to Benefits. If you take certain actions under your Contract, such as surrendering your interest in the Contract or taking excess withdrawals under the terms of the IncomeFlex Target Benefit, you may lose or reduce the value of that benefit. For more information about the IncomeFlex Target Benefit, please refer to “IncomeFlex Target Benefit” in Section 3, “What Are The Benefits Available Under The Contract?” later in this prospectus.
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Not a Short-Term Investment. The Contract is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis, including the benefits of the IncomeFlex Target Benefit. Consequently, you should not use the Contract as a short-term investment or savings vehicle or if you do not seek the benefits provided by the IncomeFlex Target Benefit. Because of the long-term nature of the Contract, you should consider whether investing Purchase Payments in the Contract is consistent with the purpose for which the investment is being considered.
Risk of Loss. All investments have risks to some degree and it is possible that you could lose money by investing in the Contract. An investment in the Contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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SECTION 3: WHAT ARE THE BENEFITS AVAILABLE UNDER THE CONTRACT?
BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits available under the Contact.

NAME OF BENEFIT	PURPOSE	STANDARD OR OPTIONAL	ANNUAL FEES		RESTRICTIONS/ LIMITATIONS
			Current	Maximum
Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than your Contract Value.	Standard	$0	$0	None
IncomeFlex Target Benefit (also referred to as the Base Contract Expense)	Once locked in, guarantees your ability to withdraw an Annual Guaranteed Withdrawal Amount, even if your Contract Value is reduced to zero.	Standard	1.15% [1]	1.50% [1]	If your Contract Value is reduced to zero because of excess withdrawals, you will not receive any further payments.

Additionally, excess withdrawals reduce the amount of your Annual Guaranteed Withdrawal Amount permanently.
Optional Benefit [2]	Designed to provide an Annual Guaranteed Withdrawal Amount until the last to die of you and your spouse.	Optional	0.00% [1]	0.00% [1]	Results in a lesser Annual Guaranteed Withdrawal Amount. Once elected, the Spousal Benefit may not be revoked. Excess withdrawal rules noted above apply.
1Percentage of daily net assets of the Contract Value.
2The Optional Benefit is the Optional Spousal Benefit.
CALCULATION OF THE DEATH BENEFIT
If the Owner dies during the accumulation period, after we receive the appropriate proof of death and any other needed documentation in Good Order (“due proof of death”), your Beneficiary will receive the Contract Value as of the date we receive due proof of death in Good Order. We require due proof of death to be submitted promptly.
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PAYOUT OPTIONS
The Code provides for alternative Death Benefit payment options when a contract is used as a 403(b) or other “qualified investment” that requires minimum distributions. Upon your death under a 403(b) or other “qualified investment,” the designated Beneficiary may generally elect to continue the Contract and receive required minimum distributions under the Contract, instead of receiving the Death Benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse. With respect to death benefits paid under a contract issued to a non-ERISA 403(b) plan or an IRA, if we do not receive instructions on where to send the payment within five years of the date of death, the funds will be escheated in accordance with applicable state law. For other plan types, we will follow the plan sponsor’s direction.
NOTE THAT A SURVIVING SPOUSE MAY BE ELIGIBLE TO CONTINUE THIS CONTRACT AND THE SPOUSAL BENEFIT. Also, if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the Contract. See Section 3, “What Are The Benefits Available Under The Contract?”
Upon receipt of due proof of death in Good Order, we will pay to the Beneficiary the Death Benefit.
The Beneficiary may, within 60 days of providing due proof of death, choose to take the Death Benefit under one of several Death Benefit payout options listed below.
Choice 1: Lump sum payment of the Death Benefit. If the Beneficiary does not choose a payout option within 60 days, the Beneficiary will receive this payout option.
Choice 2: The payment of the entire Death Benefit by December 31 of the calendar year that contains the 10th anniversary of the date of death of the Owner.
Choice 3: Payment of the Death Benefit under an annuity or annuity settlement option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning by December 31 of the year following the year of death of the Owner. This payout option is available if you have named a designated beneficiary who meets the requirements for an “eligible designated beneficiary” (“EDB”). A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual's status as an EDB is determined on the date of your death.
If death occurs before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, then Choice 3 is not a permitted payout option under the Code and you may only choose Choice 1 or Choice 2, modified to be paid out by December 31 of the calendar year that contains the 5th anniversary of the date of the death of the Owner.
If death occurs before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect. For Contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary under the Code, and the account has not been divided into separate accounts by December 31 of the year following the year of death, such Contract is deemed to have no designated Beneficiary.
 A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
If the Beneficiary is the spouse of the Owner at the time of the Owner’s death, then the Contract will continue and the spouse will become the Owner. If the Owner’s death is prior to the date you make your election to lock in your Annual Guaranteed Withdrawal Amount under this Annuity (i.e., the “Lock-In Date”), the Income Base and Highest Birthday Value will not transfer to the spouse, rather they will be reset based on the Contract Value at the time of death. If the Owner’s death is after the Lock-In Date and the Optional Spousal Benefit was not elected, the Annual Guaranteed Withdrawal Amount will be reset to zero and Income Base will reset based on the Contract Value at the time of death. The spouse may, within 60 days of providing due proof of death, elect to take the Death Benefit under any of the payout options described above.
The tax consequences to the Beneficiary vary among the three Death Benefit payout options. See Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VI?”
Any portion of the Death Benefit not payable to a named Beneficiary must be paid out by December 31 of the calendar year that contains the 5th anniversary of the date of the Owner’s death.
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Your employment based retirement plan may provide that if you are married at the time of your death, a Death Benefit will be payable to your surviving spouse in the form of a QPSA. A QPSA is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the vested balance of the Contract Value as of the Participant’s date of death. Under ERISA, the spouse may consent to waive the pre-retirement survivor annuity benefit. Such consent must acknowledge the effect of waiving the coverage, contain the signatures of the Participant and spouse, and must be notarized or witnessed by an authorized plan representative. See “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VI?”
Unless your retirement plan provides otherwise, a Beneficiary who elects to have a fixed-dollar annuity purchased for him may choose from among the available forms of annuity. See Section 8, “What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization).” The Beneficiary may elect to purchase an annuity immediately or at a future date. If an election includes systematic withdrawals, the Beneficiary will have the right to terminate such withdrawals and receive the remaining balance in cash (or effect an annuity with it), or to change the frequency, size or duration of such withdrawals, subject to the minimum distribution rules. See Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VI?” If the Beneficiary fails to make any election within any time limit prescribed by or for the retirement plan that covered the Participant, within seven days after the expiration of that time limit, we will make one lump sum cash payment to the Beneficiary. A specific Contract may provide that an annuity or other form of distribution is payable to the Beneficiary if the Beneficiary fails to make an election.
For as long as the Beneficiary remains invested in the Contract, all applicable fees and charges will continue to be assessed, including the annual charge for the IncomeFlex Target Benefit.
BENEFICIARY
The Beneficiary is the person(s) or entity you name to receive any Death Benefit. The Beneficiary is named at the time the Contract is issued, unless you change it at a later date. A change of Beneficiary will take effect on the date you sign the change request form, provided that we receive the form in Good Order. Unless an irrevocable Beneficiary has been named, during the Accumulation Phase you can change the Beneficiary at any time before your death. The Beneficiary designation during the Accumulation Period is not applicable to the Annuity Phase unless you have indicated otherwise, or we determine that applicable law requires that we continue a designation. It is critical you keep your Beneficiary information up to date. If we cannot locate your Beneficiary, we may be required under state law to pay the benefit to someone else, like your estate, or possibly escheat the benefit to your state of residence depending on the circumstances and applicable federal law.
The optional Spousal Benefit requires your spouse or civil union partner to be both your spouse or civil union partner and sole Beneficiary of the Annuity and the retirement plan it funds, when you elect the Spousal Benefit and when you die. See Section 3, “What Are The Benefits Available Under The Contract?” For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VI?”
INCOMEFLEX TARGET BENEFIT
The IncomeFlex Target Benefit is a standard feature of the Contract that guarantees your ability to annually withdraw certain amounts that we specify under this Contract. If you do not take more withdrawals than those specified amounts each year, and your Contract Value is reduced to zero, either by making these withdrawals according to their terms or due to poor market performance, we will continue to make those annual payments to you for as long as you live.
Here is how it works: We determine the amount you can withdraw by calculating an initial notional value (called the “Income Base”). You are allowed to take a withdrawal equal to a percentage of the Income Base, regardless of the impact of market performance on your Contract Value (subject to our rules regarding the timing and amount of withdrawals). The Income Base is used to determine the amount you may withdraw each Withdrawal Period as long as you live (the “Annual Guaranteed Withdrawal Amount”). The Income Base is equal to the greater of the Highest Birthday Value (described below) or the Contract Value on the Business Day prior to your Lock-In Date. There are two options – one is the base benefit designed to provide an annual withdrawal amount for your life and the other is a Spousal Benefit designed to provide an annual withdrawal amount until the last to die of you and your spouse. The Income Base can increase, but it can also decrease if you withdraw more than your Annual Guaranteed Withdrawal Amount.
The base IncomeFlex Target Benefit and its daily charge apply to the Contract automatically. It cannot be terminated without ending your Contract. When deciding to purchase this Contract, you should consider the costs and benefits of this feature. Generally, this benefit may be appropriate if you intend to make periodic withdrawals from your Contract and wish to ensure that adverse market performance will not affect your ability to receive annual withdrawals. You are not required to make withdrawals. Although you are not required to make withdrawals, you should consider that this product (including costs) is specifically designed for a person who has a need for guaranteed withdrawal or annuity benefits.
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The Spousal Benefit is optional. You may elect this benefit only when you lock in your Annual Guaranteed Withdrawal Amount. While there is no additional daily charge for this benefit, you will have a lesser Annual Guaranteed Withdrawal Amount if you elect the Spousal Benefit than if you had not. Once elected, the Spousal Benefit may not be revoked, and the lesser Annual Guaranteed Withdrawal Amount will apply until your Contract ends, even if your spouse dies before you or is otherwise ineligible for the Spousal Benefit due to divorce or Beneficiary changes. For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VI?”
This section continues with a description of the basic elements of the IncomeFlex Target Benefit, including the Highest Birthday Value, Income Base and Annual Guaranteed Withdrawal Amount. Next, this section covers withdrawals, the optional Spousal Benefit, Step-Ups and other special considerations with the IncomeFlex Target Benefit.
INCOME BASE
The Income Base is a notional value used only to determine the Annual Guaranteed Withdrawal Amount. The Income Base has no cash value. You cannot withdraw your Income Base from the Contract. You may only withdraw your Contract Value. On the Lock-In Date, your Income Base is equal to the greater of: (A) the Highest Birthday Value or (B) the Contract Value when you lock in your Annual Guaranteed Withdrawal Amount (that is, the Contract Value on the Business Day prior to the Lock-In Date). Thereafter, your Income Base may increase or decrease resulting from additional Purchase Payments, Withdrawals and/or Step-Up Amounts, as more fully discussed below. Prior to the Lock-In Date, it equals your Highest Birthday Value and is only determined for reference. In no event shall the Income Base exceed $5,000,000. We reserve the right to increase this maximum.
HIGHEST BIRTHDAY VALUE
The Highest Birthday Value equals the Contract Value on the Contract Date. The Highest Birthday Value will then equal the greater of the initial highest Birthday Value and the highest Contract Value attained on each Birthday, until the Lock-In Date. Until the Lock-In Date, the Highest Birthday Value attained is also increased by the amount of subsequent Purchase Payments made.
Withdrawals prior to the Lock-In Date reduce your Highest Birthday Value proportionately. That is, each withdrawal reduces the Highest Birthday Value by the percentage equivalent of the ratio of (a) the amount of the withdrawal, to (b) the Contract Value (before the Contract Value is reduced by the amount of the withdrawal).
Example –  Proportional Reduction of Highest Birthday Value

•Contract Value:	$100,000
•Withdrawal amount:	$10,000
•Ratio of withdrawal to Contract Value ($10,000/$100,000):	10%
•Highest Birthday Value:	$120,000
•Highest Birthday Value reduced by 10%, or.	$12,000
•Adjusted Highest Birthday Value:	$108,000
ANNUAL GUARANTEED WITHDRAWAL AMOUNT
The Annual Guaranteed Withdrawal Amount is the amount we guarantee that you may withdraw from the Contract each Withdrawal Period for your life, regardless of the impact of market performance on your Contract Value. The Annual Guaranteed Withdrawal Amount is subject to our rules regarding the timing and amount of withdrawals. In no event shall the Annual Guaranteed Withdrawal Amount under this Contract exceed $287,500. We reserve the right to increase this maximum.
The Income Base is not a cash amount that you can withdraw from your Contract. Rather, on your Lock-In Date, we apply the applicable Guaranteed Withdrawal Percentage to the Income Base to determine your initial Annual Guaranteed Withdrawal Amount. The percentages that will be applied to the Income Base are set forth in the chart below. You may not lock in an Annual Guaranteed Withdrawal Amount that is less than $250. Thus, your Income Base, when multiplied by the Guaranteed Withdrawal Percentage applicable to you based on your age (or the age of the younger spouse for the Spousal Benefit) must produce an Annual Guaranteed Withdrawal Amount of at least $250 in order for you to have any available Annual Guaranteed Withdrawal Amount. If you cannot meet the $250 Annual Guaranteed Withdrawal Amount minimum, you will have paid fees for the IncomeFlex Target Benefit without being able to derive any withdrawal benefits. In the table below, we also depict the minimum Income Base needed for each age band in order for you to realize an Annual Guaranteed Withdrawal Amount.
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Before purchasing the Contract, you should consider the description of Income Base above to determine your ability to lock in guaranteed withdrawals. Your ability to lock in the IncomeFlex Target Benefit is subject to certain conditions, and thus is not guaranteed. Your initial Annual Guaranteed Withdrawal Amount under this Contract will be determined on your Lock-In Date by applying the applicable Guaranteed Withdrawal Percentage to the Income Base. The percentages that will be applied to the Income Base are set forth in the chart below. You must attain age 55 to elect a Lock-In Date. If you elect the Spousal Benefit, the age of the younger of you and your spouse would be used to determine the applicable percentage.

Age at Lock-In	Single Life	Spousal Benefit (using age of younger spouse)	Income Base Needed To Produce $250 Minimum Annual Guaranteed Withdrawal Amount – Single Life	Income Base Needed To Produce $250 Minimum Annual Guaranteed Withdrawal Amount – Spousal
55-64	4.25%	3.75%	$5,882.35	$6,666.67
65-69	5.00%	4.50%	$5,000.00	$5,555.56
70+	5.75%	5.25%	$4,347.83	$4,761.90
If your Lock-In Date is not your Birthday, then the Annual Guaranteed Withdrawal Amount available between the Lock-In Date and your next Birthday will be prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the Annual Guaranteed Withdrawal Amount during the Withdrawal Period you lock in guaranteed withdrawals will be reduced proportionately if that year is a partial year. This adjustment in the first Withdrawal Period will not reduce the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.
You can increase your Annual Guaranteed Withdrawal Amount by making subsequent Purchase Payments after your Lock-In Date. Your Income Base will increase by the amount of subsequent Purchase Payments. Thus, your Annual Guaranteed Withdrawal Amount will increase by an amount determined by applying the applicable Guaranteed Withdrawal Percentage to the amount of the increase to the Income Base (i.e., the subsequent Purchase Payment amount). We will add the increase to your Income Base, which will affect your Annual Guaranteed Withdrawal Amount, on the day you make the Purchase Payment, subject to the following:
•During the Withdrawal Period you lock in guaranteed withdrawals, any increase to the Annual Guaranteed Withdrawal Amount available between the date of the Purchase Payment and your next Birthday will be prorated by the ratio of (i) the number of days remaining in the Withdrawal Period and (ii) 365 days. In other words, the increase to the Annual Guaranteed Withdrawal Amount during the Withdrawal Period you lock in guaranteed withdrawals will be reduced proportionately for the partial year remaining after the Purchase Payment is made. This adjustment in the initial Withdrawal Period will not reduce the Annual Guaranteed Withdrawal Amount in future Withdrawal Periods.
•If the Purchase Payment is made after a withdrawal in a Withdrawal Period in excess of the Annual Guaranteed Withdrawal Amount, (an “Excess Withdrawal”), then the increase will not apply until the next Withdrawal Period.
Your Income Base and resultant Annual Guaranteed Withdrawal Amount may also increase for Step-Ups (described below under “Increase Of Income Base And Annual Guaranteed Withdrawal Amount – Step-Up”). If you wish to elect the optional Spousal Benefit, then the Annual Guaranteed Withdrawal Amount availability (minimum age of 55), initial amount, and increases due to subsequent Purchase Payments will all be based on the age of the younger of you and your spouse.
Example –  Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 58 (No Spousal Benefit Elected)

Participant age:	58
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (on Lock-In Date):	$100,000	(greater of Contract Value and HBV)
Annual Guaranteed Withdrawal Amount:	$4,250	(4.25% of Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, the Annual Guaranteed Withdrawal Amount increases $0.0425 (or 4.25% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $42.50, to $4,292.50
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Example – Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 66 (No Spousal Benefit Elected)

Participant age:	66
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (on Lock-In Date):	$100,000	(greater of Contract Value and HBV)
Annual Guaranteed Withdrawal Amount:	$5,000	(5% of Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, the Annual Guaranteed Withdrawal Amount increases $0.05 (or 5% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $50, to $5,050.
Example –  Calculation of Annual Guaranteed Withdrawal Amount – Participant Age 71 (No Spousal Benefit Elected)

Participant age:	71
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (on Lock-In Date):	$100,000	(greater of Contract Value and HBV)
Annual Guaranteed Withdrawal Amount:	$5,750	(5.75% of Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, the Annual Guaranteed Withdrawal Amount increases $0.0575 (or 5.75% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $57.50, to $5,807.50.
SPOUSAL BENEFIT
With the optional Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse or civil union partner. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date. The Spousal Benefit extends only to the person you are legally married to on the Lock-In Date. Before you can make this election, you must provide us with due proof of marriage or civil union and your spouse’s or partner’s date of birth in a form acceptable to us. You may not add or remove the Spousal Benefit after the Lock-In Date. For more information on the tax treatment of spouses and civil union partners, see Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VI?” Both you and your spouse must attain age 55 to lock in your guaranteed withdrawals with the Spousal Benefit. The age of the younger spouse is used to determine the amount of the Annual Guaranteed Withdrawal Amount. Therefore, the Annual Guaranteed Withdrawal Amount will be the product of the applicable Guaranteed Withdrawal Percentage (indicated in the chart above) and the Income Base.
While there is no additional daily charge for this benefit, if you elect the Spousal Benefit you will have a lesser Annual Guaranteed Withdrawal Amount, based on the lesser Guaranteed Withdrawal Percentages, than if you had not elected it.
The Spousal Benefit requires the same person to be both your spouse and sole Beneficiary of both this Contract and the retirement plan it funds when you elect the benefit and when you die. If spousal consent rules apply to the employment based retirement plan in which you participate, spousal consent may be necessary in order for you, or your surviving spouse, to take withdrawals from the Contract under the IncomeFlex Target Benefit, and avoid payment of your plan interest in the form of a QJSA or QPSA. See “Other Important Considerations” in this Section 5 and “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VI?” Once elected, the Spousal Benefit may not be “transferred” to a new spouse due to divorce, your spouse’s death or any other reason. The Spousal Benefit is irrevocable. Once elected, the lesser Annual Guaranteed Withdrawal Amount based on the lesser Guaranteed Withdrawal Percentages will continue to apply until your Contract ends.
After your death, the IncomeFlex Spousal Benefit will continue to be paid until the death of your surviving spouse. You (during your lifetime) and your surviving spouse (after your death) may make additional Purchase Payments subject to the Guaranteed Withdrawal Percentage on the Lock-In Date. Any additional Purchase Payments made by you or your surviving spouse will increase the Annual Guaranteed Withdrawal Amount by the applicable Guaranteed Withdrawal Percentage applied to the additional Purchase Payment.
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Example –  Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 56

Your age:	58
Spouse age:	56
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$3,750	(3.75% of Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, the Annual Guaranteed Withdrawal Amount increases $0.0375 (or 3.75% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $37.50, to $3,787.50.
Example –  Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 65

Your age:	66
Spouse age:	65
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$4,500	(4.50% of Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, the Annual Guaranteed Withdrawal Amount increases $0.0450 (or 4.50% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $45.00, to $4,545.00.
Example –  Calculation of Annual Guaranteed Withdrawal Amount with Spousal Benefit – Younger Spouse Age 65

Your age:	71
Spouse age:	65
Contract Value as of Business Day prior to Lock-In Date:	$80,000
Highest Birthday Value (HBV):	$100,000
Income Base (Lock-In Date):	$100,000	(greater of Contract Value or HBV)
Annual Guaranteed Withdrawal Amount:	$4,500	(4.50% of Income Base)
Future Purchase Payments: For each dollar of future Purchase Payments, the Annual Guaranteed Withdrawal Amount increases $0.0450 (or 4.50% of Purchase Payment). For example, a $1,000 Purchase Payment would increase the Annual Guaranteed Withdrawal Amount by $45.00, to $4545.00.
SURVIVING SPOUSE – DEATH PRIOR TO LOCK-IN DATE OR AFTER LOCK-IN DATE WITHOUT ELECTION OF SPOUSAL BENEFIT
If you purchase this Contract and die before the Lock-In Date, or after the Lock-In Date but without having elected the Spousal Benefit, then your surviving spouse may continue this Contract and the IncomeFlex Target Benefit, to the extent permitted by the Code and your retirement plan, if your surviving spouse is your Beneficiary.
Continuation of the IncomeFlex Target Benefit under this Contract is subject to the following:
•Your Income Base and Highest Birthday Value will not transfer to your surviving spouse. Rather, they will be reset based on the Contract Value at the time of your death.
•The birthday of your surviving spouse will be used to determine:
•the Highest Birthday Values under this Contract;
•the Withdrawal Period for Annual Guaranteed Withdrawal Amounts;
•the availability and amount of Step-Ups.
•At the Lock-In Date, the age of your surviving spouse will be used to determine the availability and amount of the Annual Guaranteed Withdrawal Amount, as well as increases due to subsequent Purchase Payments.
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•If your surviving spouse remarries, he or she (1) will continue to be eligible to receive the Annual Guaranteed Withdrawal Amount, and (2) may elect the Spousal Benefit at the time of his or her Lock-In Date to extend the Annual Guaranteed Withdrawal Amount for the life of a new spouse.
WITHDRAWALS UNDER THE INCOMEFLEX TARGET BENEFIT
The IncomeFlex Target Benefit guarantees, provided certain conditions are met, your ability to withdraw from the Contract an amount equal to the Annual Guaranteed Withdrawal Amount each Withdrawal Period for your lifetime (or the lifetimes of you and your spouse, if the Spousal Benefit is elected). With the optional Spousal Benefit, the Annual Guaranteed Withdrawal Amount continues to be available until the later death of you and your spouse or civil union partner. You make an irrevocable choice whether or not to elect the Spousal Benefit at the Lock-In Date.
The IncomeFlex Target Benefit does not limit your ability to request withdrawals that exceed the Annual Guaranteed Withdrawal Amount. However, you should carefully consider any withdrawal that negatively affects the Annual Guaranteed Withdrawal Amount given the costs associated with this Benefit.
If, cumulatively, you withdraw an amount less than the Annual Guaranteed Withdrawal Amount in any Withdrawal Period, the unused portion will expire and will not carry-over to subsequent Withdrawal Periods. If your cumulative withdrawals in a Withdrawal Period are less than or equal to the Annual Guaranteed Withdrawal Amount, then the withdrawals will not reduce your Annual Guaranteed Withdrawal Amount in subsequent Withdrawal Periods.
Cumulative withdrawals in a Withdrawal Period that are in excess of the Annual Guaranteed Withdrawal Amount are considered Excess Withdrawals. If you make Excess Withdrawals, then your Income Base will be reduced proportionately, thus reducing your Annual Guaranteed Withdrawal Amount in subsequent years (except with regard to certain required minimum distributions described below under “Excess Withdrawals – Required Minimum Distributions”). This means your Income Base and thus your Annual Guaranteed Withdrawal Amount will be reduced by a percentage determined by the ratio of: (a) the amount of the Excess Withdrawal, to (b) the Contract Value immediately prior to such withdrawal (see examples of this calculation below). We will determine whether you have made an Excess Withdrawal at the time of each withdrawal. Therefore, a subsequent increase in the Annual Guaranteed Withdrawal Amount will not offset the effect of an earlier Excess Withdrawal.
Withdrawal for Plan Expenses. Your plan may assess plan charges to pay for certain expenses of the plan. Your plan may authorize and direct EAIC to withdraw amounts from your Contract Value to pay such plan expenses by selling units of the Separate Account.
Employment-based retirement plans may provide for employer contributions subject to a vesting schedule. Forfeiture of any unvested amounts are withdrawals for purposes of the IncomeFlex Target Benefit. Therefore, the forfeiture of any unvested amounts before your Lock-In Date will reduce your Highest Birthday Value. Any unvested amounts forfeited after your Lock-In Date will be included with other cumulative withdrawals in a Withdrawal Period to determine Excess Withdrawals.
Examples –  Impact of Withdrawals on Annual Guaranteed Withdrawal Amount
The examples below assume the following (the values set forth are purely hypothetical and do not reflect charges):

Income Base:	$200,000
Guaranteed Withdrawal Percentage:	5.00%
Annual Guaranteed Withdrawal Amount:	$ 10,000
Withdrawal Period:	May 6, 2024 through May 5, 2025
Contract Value prior to withdrawal on June 10, 2024 (date of first withdrawal)	$160,000
Contract Value prior to withdrawal on July 11, 2024 (date of second withdrawal)	$150,000
Example 1 - Not an Excess Withdrawal (Amounts less than or equal to Annual Guaranteed Withdrawal Amount)
If $9,000 is withdrawn on June 10, 2024, then the following values would result:
•Contract Value immediately prior to withdrawal = $160,000
•Contract Value after withdrawal = $160,000 – $9,000 = $151,000
•Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $10,000 – $9,000 = $1,000
•Annual Withdrawal Amount for future Withdrawal Periods remains $10,000
•Income Base remains $200,000
If an additional $1,000 is withdrawn on July 11, 2024, then the following values would result:
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•Contract Value immediately prior to withdrawal (reflecting $1,000 market decrease from June 10, 2024) = $150,000
•Contract Value after withdrawal = $150,000 – $1,000 = $149,000
•Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $0
•Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
•Income Base remains $200,000
Example 2 - An Excess Withdrawal (Amount exceeds Annual Guaranteed Withdrawal Amount)
If $9,000 is withdrawn on June 10, 2024, then the following values would result:
•Contract Value = $160,000 – $9,000 = $151,000
•Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $10,000 – $9,000 = $1,000
•Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
•Income Base remains $200,000
If an additional $11,000 is withdrawn on July 11, 2024, then the following values would result:
•Contract Value immediately prior to withdrawal (reflecting a $1,000 market decrease from June 10, 2024) = $150,000
•Amount of Excess Withdrawal (withdrawal amount in excess of remaining Annual Guaranteed Withdrawal Amount) = $11,000 – $1,000 = $10,000
•Contract Value after guaranteed portion of withdrawal = $150,000 – $1,000 = $149,000
•Remaining Annual Guaranteed Withdrawal Amount for current Withdrawal Period = $0
•Amount of reduction to Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Withdrawal Amount = ($10,000 ÷ $149,000) × ($10,000) = $671.14
•Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $10,000 – $671.14 = $9,328.86
•Income Base is reduced by the same proportion as the reduction to Annual Guaranteed Withdrawal Amount. Reduction to Income Base = ($10,000 ÷ $149,000) × ($200,000) = $13,422.80. New Income Base = $200,000 – $13,422.80 = $186.577.20
•Contract Value immediately after the Excess Withdrawal = $149,000 – $10,000 = $139,000
EXCESS WITHDRAWALS – REQUIRED MINIMUM DISTRIBUTIONS
You may be required to withdraw more than your Annual Guaranteed Withdrawal Amount to satisfy required minimum distribution requirements under the Code (“RMD Requirements”). These withdrawals will not be treated as Excess Withdrawals, subject to the requirements that follow. As of the last Business Day in each calendar year (each a “RMD Calculation Date”), we will determine the amount you would need to take as a withdrawal to comply with the RMD Requirements during the next calendar year (each a “RMD Payment Year”). This determination is based solely on the sum of the Contract Value and the net actuarial value of our guarantees under the IncomeFlex Target Benefit on the RMD Calculation Date.
If the amount determined on the RMD Calculation Date is for an eligible spouse, the amount will be based on the assumption that the eligible spouse is a “spouse” for purposes of federal law. For more information, see Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VI?” Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner.
If the required minimum distribution (RMD) amount determined using these assumptions exceeds the Annual Guaranteed Withdrawal Amount on the RMD Calculation Date, then the difference between such RMD amount and the Annual Guaranteed Withdrawal Amount shall be the “RMD Value.” Withdrawals taken in the RMD Payment Year that would otherwise be Excess Withdrawals, shall be treated as Excess Withdrawals only to the extent they exceed the sum of the Annual Guaranteed Withdrawal Amount and the RMD Value. Any RMD Value remaining at the end of each RMD Payment Year shall expire and not increase the RMD Value in any subsequent RMD Payment Year.
Example –  Treatment of Withdrawals Related to Required Minimum Distributions
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Withdrawal Period	May 6, 2024 through May 5, 2025
Contract Value on April 11, 2024	$160,000
Contract Value on May 6, 2024	$146,000
Annual Guaranteed Withdrawal Amount	$10,000
Required Minimum Distribution Amount	$14,000	(for calendar year 2024)
RMD Value	$4,000	(for calendar year 2024)
Example 1 - Not an Excess Withdrawal (Withdrawal of the Annual Guaranteed Withdrawal Amount plus the RMD Value)
If $14,000 is withdrawn on April 11, 2024, then the following values would result:
•$10,000 is applied against the Annual Guaranteed Withdrawal Amount
•$4,000 is applied against the RMD Value
•Contract Value = $160,000 – $14,000 = $146,000
•Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
If an additional $10,000 is withdrawn on May 6, 2024, then the following values would result:
•Remaining Annual Guaranteed Withdrawal Amount for the current Withdrawal Period = $10,000 – $10,000 = $0
•Annual Guaranteed Withdrawal Amount for future Withdrawal Periods remains $10,000
•Contract Value = $146,000 – $10,000 = $136,000
Example 2 -An Excess Withdrawal (Withdrawal of an Amount Greater than the Annual Guaranteed Withdrawal Amount plus the RMD Value)
If $20,000 is withdrawn on April 11, 2024, then the following values would result:
•$10,000 is applied against the Annual Guaranteed Withdrawal Amount
•$4,000 is applied against the RMD Value
•$6,000 counts as an Excess Withdrawal
•Reduction of Annual Guaranteed Withdrawal Amount = Excess Withdrawal ÷ Contract Value before Excess Withdrawal × Annual Guaranteed Withdrawal Amount = $6,000 ÷ $146,000 × $10,000 = $410.96
•Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $10,000 – $410.96 = $9,589.04
•Contract Value = $160,000 – $20,000 = $140,000
INCREASE OF INCOME BASE AND ANNUAL GUARANTEED WITHDRAWAL AMOUNT – STEP-UP
Your Annual Guaranteed Withdrawal Amount may increase due to positive market performance in your Variable Investment Option. On each Birthday after Lock-In, any Step-Up Amount, which represents any excess of the Contract Value over the Income Base, may increase the Income Base. If the Income Base is increased by the Step-Up Amount, then your Annual Guaranteed Withdrawal Amount immediately will increase by the amount equal to the product of (a) the Guaranteed Withdrawal Percentage, and (b) the amount of the increase in the Income Base. You may withdraw the additional Annual Guaranteed Withdrawal Amount in the Withdrawal Period during which the increase occurs, but you are not required to do so.
The Income Base will increase by effect of the Step-Up Amount automatically, unless we increase the charge for the IncomeFlex Target Benefit. If we increase the charge and you become eligible for a Step-Up, then you must choose whether or not to accept the increased charge. If you accept it, then the Income Base will increase by the amount of the Step-Up Amount and the higher charge will apply to the entire Contract Value, unless you affirmatively elect otherwise pursuant to the next paragraph.

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We will provide you with 90 days notice that you are eligible for an increase in your Income Base and that by accepting the increase you will become subject to an increased IncomeFlex Target Benefit charge on the entire Contract Value. Unless you notify us in writing by the end of the 90 day period that you reject the increase of your Income Base resulting from the Step-Up Amount, we will consider you to have accepted the Step-Up Amount and the resultant increased charge. Any such increase in the IncomeFlex Target Benefit charge would be subject to the maximum charge limit set forth in the “Fee Table.” If you reject an increase in your Income Base, your rejection will be effective for that year only. Your rejection of the Step-Up Amount does not affect your eligibility for subsequent Step-Up Amounts.
Example – Step Up Calculation

Birthday	May 6
Annual Guaranteed Withdrawal Amount	$4,000
Contract Value as of May 6, 2024	$100,000
Guaranteed Withdrawal Percentage	5%
•Step-Up Value = $100,000 × 5% = $5,000
•Step-Up Value > Annual Guaranteed Withdrawal Amount ($5,000 > $4,000)
•Annual Guaranteed Withdrawal Amount for future Withdrawal Periods = $5,000
GUARANTEES UNDER THE INCOMEFLEX TARGET BENEFIT
•If your Contract Value equals zero and your Annual Guaranteed Withdrawal Amount is greater than zero, we will pay you the Annual Guaranteed Withdrawal Amount in quarterly installments, unless you request another payment frequency.
•When the Contract Value equals zero, we will no longer accept Purchase Payments under the Contract.
OTHER IMPORTANT CONSIDERATIONS
•Withdrawals under IncomeFlex Target Benefit are subject to the terms of your retirement plan, if applicable. If spousal consent rules apply to the retirement plan in which you participate, spousal consent may be necessary in order for you, or your surviving spouse, to take withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount and avoid payment of your plan interest in the form of a QJSA or QPSA. See “Spousal Consent Rules For Certain Retirement Plans” in Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VI?” If spousal consent is not obtained, you or your surviving spouse, will not be able to take withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount and your plan interest will instead be paid in the form of a QJSA or QPSA. Before investing, you should carefully consider that spousal consent rules of the Code or plan may prevent you, or your surviving spouse, from taking withdrawals from the Contract of the Annual Guaranteed Withdrawal Amount if spousal consent cannot be obtained.
•Withdrawals made while IncomeFlex Target Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Contract. The IncomeFlex Target Benefit does not directly affect the Contract Value or surrender value, but any withdrawal will decrease the Contract Value by the amount of the withdrawal. If you surrender your interest in the Contract, you will receive the current Contract Value, not the Income Base or Annual Guaranteed Withdrawal Amount.
•The IncomeFlex Target Benefit is a standard feature of the Contract that guarantees your ability to withdraw amounts equal to a percentage of a notional income base. The IncomeFlex Target Benefit may not be appropriate for you if you are interested in maximizing the potential for long-term accumulation and tax deferral, rather than taking current withdrawals and ensuring a stream of income for life.
•We impose a charge for the IncomeFlex Target Benefit, which you will begin paying as soon as you buy the Contract, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals.
•You should consider carefully when to begin taking your Annual Guaranteed Withdrawal Amount withdrawals under the IncomeFlex Target Benefit. If you begin taking withdrawals as soon as the benefit allows, you may maximize the time during which you may take withdrawals due to longer life expectancy (although in general, the younger you are, the lower the Guaranteed Withdrawal Percentage that is applied to the Income Base).
•Note that withdrawals are taken from your own Contract Value – we are only required to start using our own money to pay you the Annual Guaranteed Withdrawal Amount when and if your Contract Value is reduced to zero (so long as Excess Withdrawals have not reduced your Annual Guaranteed Withdrawal Amount to zero).
TERMINATION OF INCOMEFLEX TARGET BENEFIT AND WAITING PERIOD
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Subject to the terms of your retirement plan, if applicable, you may terminate the IncomeFlex Target Benefit by surrendering your interest in the Contract. If you terminate the IncomeFlex Target Benefit, any guarantee provided by the benefit will end as of the date the termination is effective.
IncomeFlex Target Benefit terminates:
•upon an Excess Withdrawal that causes the Contract Value to be zero;
•upon the surrender of your interest in the Contract;
•upon your death (or the death of you and your spouse, if the Spousal Benefit was elected);
•upon a change in ownership of the Contract that changes the tax identification number of the Contract Owner other than in connection with a Spousal Benefit; or
•upon your election to begin receiving Annuity Payments.
Under Contracts funding employment based retirement plans, the Plan Contract Holder may exercise certain rights under the Contract, including discontinuance of employee contributions to the Contract, termination of the Contract, termination of the retirement plan and/or transfer of assets to an alternate investment or funding vehicle. Any such exercise of rights by a Plan Contract Holder may reduce or eliminate IncomeFlex Target Benefit guarantees.
We cease imposing the charge for IncomeFlex Target Benefit upon the effective date of the benefit termination for the events described above.
While you may terminate the IncomeFlex Target Benefit at any time, we may not terminate the benefit other than in the circumstances listed above. However, to the extent permitted by applicable law, we may stop offering the IncomeFlex Target Benefit by refusing new Purchase Payments, or we may increase related charges for new Purchase Payments and Step-Up transactions at any time in the future.
Currently, if you terminate the IncomeFlex Target Benefit, you will only be permitted to re-elect the benefit in another of our contracts after 90 calendar days from the date the benefit was last terminated.
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SECTION 4: HOW CAN I PURCHASE THE EMPOWER RETIREMENT SECURITY ANNUITY VI?
PURCHASE PAYMENTS
There is no minimum initial purchase payment amount. To the extent permitted by law, we reserve the right to cease accepting new Purchase Payments under the Contract at any time. Any decision on our part to cease accepting new Purchase Payments will be done on a non-discriminatory basis. You can make additional Purchase Payments of no less than $50 at any time during the Accumulation Phase. Currently, we waive this minimum Purchase Payment requirement, but may impose it at any time in the future. Any minimum we impose may vary by plan type.
Currently, you must get our prior approval to make maximum aggregate Purchase Payments in excess of $2 million unless we are prohibited under applicable state law from insisting on such prior approval. We limit the maximum total Purchase Payments in any Contract year other than the first to $1 million absent our prior approval. Depending on applicable state law, other limits may apply. This Contract is issued as a nonqualified annuity.
Absent our prior approval, we may suspend your ability to make additional Purchase Payments during the time period that begins with either of the following: (a) the date of an Excess Withdrawal or (b) any withdrawal before the Lock-In Date. The length of the suspension period is at our discretion. However, in applying any such suspension, we will not discriminate unfairly against any Participant, nor will the length of any suspension exceed 90 days. This restriction does not apply to additional Purchase Payments made through payroll deductions or scheduled loan repayments, if applicable. This restriction does apply to rollover transactions and lump sum loan repayments.
DISCONTINUANCE OF CONTRIBUTIONS
If allowed under applicable law, we reserve the right in the future to cease permitting additional Purchase Payments. We will exercise the reservation of such right for all annuity purchasers in the same class in a non-discriminatory manner.
By notifying EAIC, a Plan Contract Holder who makes contributions on behalf of eligible employees or members generally may discontinue contributions on behalf of all eligible employees or members under a Contract.
ALLOCATION OF PURCHASE PAYMENTS
If your initial Purchase Payment is not in Good Order and as such we cannot apply your initial Purchase Payment, we will allocate your initial Purchase Payment to the default investment option designated by your retirement plan. While we seek to obtain the required information, you will not be invested in the Contract. Depending on the characteristics of your retirement plan’s default investment option, you may experience a gain or loss on money allocated to that option. We will notify the Plan Contract holder that we need further clarification to apply the initial Purchase Payment and will send a written notice following the end of the month in which their payment was received. We will send up to two additional monthly notices.
If we have not received all required information to apply your initial Purchase Payment after 105 days from the time the initial Purchase Payment was allocated to the default investment option, we will return the initial Purchase Payment, plus earnings (if applicable) and minus losses (if applicable), to the Plan Contract Holder.
Any proceeds that EAIC pays to the Plan Contract Holder under this procedure may be considered a prohibited and taxable reversion to the Plan Contract Holder under current provisions of the Code. Similarly, proceeds that EAIC returns may cause the Plan Contract Holder to violate a requirement under the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, to hold all plan assets in trust. The Plan Contract Holder may avoid both problems if it arranges to have the proceeds paid into a qualified trust or annuity contract.
At our discretion, we may give initial and subsequent Purchase Payments (as well as transfers) received in Good Order by certain broker-dealers, or record keepers administering employment based retirement plans, prior to the close of a Business Day the same treatment as they would have received had they been received at the same time at the Empower Care Center. Any such arrangements would be governed by the terms and conditions of a written agreement between us and the broker-dealer or record keeper.
CALCULATING CONTRACT VALUE
The value of your Contract will go up or down depending on the investment performance of the Variable Investment Option. To determine the value of your Contract, we use a unit of measure called an Accumulation Unit. An Accumulation Unit works like a share of a mutual fund.
Every day we determine the value of an Accumulation Unit for the Variable Investment Option. We do this by:
1) Adding up the total amount of money allocated to the investment option;
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2) Subtracting from that amount insurance charges and any other applicable charges such as for taxes; and
3) Dividing this amount by the number of outstanding Accumulation Units.
 When you make a Purchase Payment to a Variable Investment Option, we credit your Contract with Accumulation Units of the corresponding Sub-account. The number of Accumulation Units credited to your Contract is determined by dividing the amount of the Purchase Payment allocated to an investment option by the Accumulation Unit Value of the Accumulation Unit for that investment option. We calculate the Accumulation Unit Value for each investment option after the New York Stock Exchange closes each day and then credit your Contract.
When you make a withdrawal to a Variable Investment Option, we debit your Contract with Accumulation Units of the Sub-account for the investment options you choose. The number of Accumulation Units debited to your Contract is determined by dividing the amount of the withdrawal allocated to an investment option by the Accumulation Unit Value of the Accumulation Unit for that investment option. We calculate the Accumulation Unit Value for the investment option after the New York Stock Exchange closes each day and then debit your Contract. The value of the Accumulation Units can increase, decrease, or remain the same from day to day.
The investment performance of the Variable Investment Option and expenses under the Contract affect the Accumulation Unit Value. We cannot guarantee that your Contract Value will increase or that it will not fall below the amount of your total Purchase Payments.

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SECTION 5: WHAT ARE THE EXPENSES ASSOCIATED WITH THE EMPOWER RETIREMENT SECURITY ANNUITY VI?
There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below.
CHARGES IN GENERAL
This section describes the types of charges you may pay while you own this Contract, including the current and maximum allowable charges under the Contract. The current charges may vary by plan, and can be changed. Although a particular current charge can increase or decrease, it can never exceed the maximum charge amount. Additionally, the Company is not prohibited from increasing a charge (up to the maximum charge), simply because a particular charge is currently set at zero.
The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.
ADMINISTRATIVE EXPENSE
We have the right to deduct an administrative expense to cover certain administrative costs, like the cost of printing and mailing your certificate to you and other administrative expenses. We may impose a fee of up to $150 per year for administrative expenses. The current administrative expense is zero. However, we may begin to impose or increase this fee up to $150 at any time, but we have no current intention to do so. The fee will be deducted from the Contract’s Variable Investment Option, and if the Contract offers more than one option, then proportionately from each option.
The current administrative expense equals, on an annual basis, the following:

	Current	Maximum
Administrative Expense	$0	$150
BASE CONTRACT EXPENSE
In addition to the current administrative expense, each day we make a deduction for the charges associated with the Base Contract Expense. The Base Contract Expense is comprised of two parts: the IncomeFlex Target Benefit (1.15% Current and 1.50% Maximum) and the mortality and expense fee (0% Current and 1.50% Maximum).
The mortality and expense fee covers our expenses for mortality and expense risk, administration, marketing and distribution. The mortality risk portion of the charge is for assuming the risk that the Annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of Annuity Payments. The expense risk portion of the charge is for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the Contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the Contract. This includes preparing and issuing the Contract; establishing and maintaining Contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs.
The IncomeFlex Target Benefit charge compensates us for the risk associated with our promise to pay lifetime income benefits, under the conditions described in this prospectus, even if your Accumulation Unit Value is reduced to zero.
The IncomeFlex Target Benefit charge equals, on an annual basis, the following percentages of the daily Contract Value:

	Current	Maximum
IncomeFlex Target Benefit (also referred to as the Base Contract Expense)	1.15%	1.50%
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While we presently charge the percentage amount reflected in the “Current” column above, we have the right to increase this charge up to the percentage amount reflected in the “Maximum” column above, but we have no current intention to do so.
Any increase in these IncomeFlex Target Benefit charges would apply only to new Purchase Payments and Step-Up transactions after the effective date of the increase. Please see “Increase Of Income Base And Annual Guaranteed Withdrawal Amount – Step-Up” in Section 3, “What Are The Benefits Available Under The Contract?”
 If the charges under the Contract are not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from these charges. Any profits made from these charges may be used by us to pay for the costs of distributing the Contract.
TAXES ATTRIBUTABLE TO PREMIUM
There may be federal, state and local premium based taxes applicable to your Purchase Payment. We are responsible for the payment of these taxes and may make a deduction from the value of the Contract to pay some or all of these taxes.
TRANSFER FEE
You can make up to 12 free transfers every Contract year. We measure a Contract year from the date we issue your Contract (Contract Date). If you make more than 12 transfers in a Contract year, we may deduct a transfer fee of up to a maximum of $30 per transfer. Currently, we waive this fee. If we begin to impose this fee, we will deduct the transfer fee pro-rata from the investment options from which the transfer is made.
COMPANY TAXES
We will pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes and may charge for these taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or general account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account Annuity Contracts because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) as described above, we do not currently include company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.
UNDERLYING MUTUAL FUND FEES
When you allocate a Purchase Payment or a transfer to the Variable Investment Option, we in turn invest in shares of a corresponding underlying mutual fund. The fund charges fees and incurs operating expenses that are in addition to the Contract-related fees described in this section. Without regard to expense caps, the fees and operating expenses of the Vanguard Balanced Index Fund is 0.04% annually.
For additional information about these fund fees, please consult the prospectus for the fund.

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SECTION 6: HOW CAN I ACCESS MY MONEY?
You can access your money by:
•Making a withdrawal (either partial or complete); or
•Choosing to receive Annuity Payments during the Annuity Phase (annuitization). Please see Section 3, “What Kind Of Payments Will I Receive During The Annuity Phase? (Annuitization).”
WITHDRAWALS DURING THE ACCUMULATION PHASE
When you make a full withdrawal, you will receive the value of your Contract minus any applicable fees. We will calculate the value of your Contract and charges, if any, as of the date we receive your request in Good Order at the Empower Care Center. All withdrawals, including ones made after you have locked in your IncomeFlex Target Benefit reduce your Contract Value. For information on how withdrawals impact your IncomeFlex Target Benefit, please see Section 3, “What Are The Benefits Available Under The Contract?”
Participants may effect withdrawal requests through Empower's website, www.empower.com. In addition, Participants may make withdrawal requests toll-free at (855) 756-4738 during our normal business hours, Monday - Friday, between 7 a.m. - 9 p.m. Central Time, and Saturdays between 8 a.m. - 4:30 p.m. Central time, excluding holidays and days on which the New York Stock Exchange or Empower is closed for business (including emergency closings).
Participants may also complete a paper form to provide to Empower when requesting a distribution or loan, should the plan allow. Participants can obtain a paper form by calling (855) 756-4738. Participants can then send the completed form to the following address or fax it to (866) 633-5212: 8515 East Orchard Road, Greenwood Village, Colorado 80111. All requests will be processed on the Business Day they are received in Good Order.
The minimum amount that may be withdrawn is $250 or, if less, the Contract Value. We currently waive this minimum. We may begin to impose this minimum at any time in the future. We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in Good Order.
Income taxes, tax penalties and certain restrictions also may apply to any withdrawal you make. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VI?”
AUTOMATED WITHDRAWALS
We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will price your withdrawals received in Good Order at the end of the Business Day at the intervals you specify. We will continue at these intervals until you tell us otherwise. The minimum automated withdrawal amount you can make generally is $250. We currently waive this minimum. We may begin to impose this minimum at any time in the future.
Income taxes, tax penalties and certain restrictions may apply to automated withdrawals. For a more complete explanation, see Section 9, “What Are The Tax Considerations Associated With The Empower Retirement Security Annuity VI?”
SUSPENSION OF PAYMENTS OR TRANSFERS
The Securities and Exchange Commission (SEC) may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:
•The New York Stock Exchange is closed (other than customary weekend and holiday closings);
•Trading on the New York Stock Exchange is restricted;
•An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the underlying mutual funds are not feasible or we cannot reasonably value the Accumulation Units; or
•The SEC, by order, permits suspension or postponement of payments for the protection of Owners.
We may also suspend any payment in order to obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with the restrictions imposed by Section 403(b) of the Code, if applicable. In such an event, a payment request will not be in Good Order and we will not process it until we obtain such information from the employer. We may deny a request for a hardship withdrawal if your employer has not informed us that it will provide information reasonably necessary to ensure that hardship withdrawals, in general, are in compliance with the restrictions on withdrawals imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in “ERISA Disclosure/Requirements” in Section 9.
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WITHDRAWALS IN CONNECTION WITH PLAN LOANS
Certain employment based retirement plans may permit loans. Please contact your plan administrator to determine if loans are allowed in your plan, how to apply for a loan, and any applicable loan application or loan maintenance fees charged by the administrator, which may vary by plan. While these loans are not provided to you under the terms of the ERSA VI group annuity contract but rather under the terms of your retirement plan, please be aware that loan-related fees may be paid through a withdrawal of your Contract Value in the Annuity, and be sure to refer to your loan agreement for information on an existing loan. The terms and conditions of the loan will be outlined in a Truth in Lending Agreement and Promissory note to be provided, along with the check, which will authorize a portion of your Contract Value to be used as security for the loan, upon your endorsement of the check.
Based on the terms of your plan or the plan’s loan policy, your Contract Value may be used to determine the amount available for a plan loan. Generally, the Code limits loans to the extent the loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:
(a)$50,000 (reduced by the excess, if any, of the Participant’s highest outstanding balance of loans from the plan during the one-year period ending on the day before the date on which such loan is made, over the Participant’s outstanding balance of loans from the plan as of the date such loan is made) or
(b)One-half (1/2) of the Participant’s vested plan account value, determined as of the valuation date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such valuation date.
Other technical requirements may apply to prevent a plan loan from being treated as a taxable distribution from the plan.
Generally, if plan loan amounts are funded with withdrawals from the Annuity, then such withdrawals may reduce or eliminate guarantees associated with the IncomeFlex Target Benefit. See Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity VI?” for additional information about the impact of Excess Withdrawals and withdrawals before the Lock-In Date. You should contact your plan administrator to determine what portion of any loan will be funded by a withdrawal from the Annuity and then consider the impact to your IncomeFlex Target Benefits.
Currently, withdrawals from the Annuity in connection with plan loans generally do not cause a 90 day suspension of the right to make additional Purchase Payments. See Section 4, “How Can I Purchase The Empower Retirement Security Annuity VI?” Scheduled plan loan repayments resulting in Purchase Payments will be treated like all other standard Purchase Payments. However, before the Lock-In Date, Purchase Payments resulting from lump sum loan repayments will not be permitted for 90 days following a withdrawal made in connection with a plan loan.
We may delay any issuance of a loan in order to obtain information from your employer that is reasonably necessary to ensure that the loan is in compliance with the restrictions imposed by Section 403(b) of the Code, if applicable. In such an event, a loan request will not be in Good Order and we will not process it until we obtain such information from the employer. We may, however, refuse to make a loan if your employer has not informed us that it will provide information reasonably necessary to ensure that loans, in general, are in compliance with the restrictions imposed by Section 403(b). An explanation of why an employer may be unwilling to provide this information may be found in “ERISA Disclosure/Requirements” in Section 9.
If you terminated employment and had an outstanding loan from your employer plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default.  Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified employer plan.

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SECTION 7: WHAT INVESTMENT OPTION CAN I CHOOSE?
The Contract provides you with one Variable Investment Option into which you may allocate your Purchase Payments.
The Variable Investment Option invests in the Vanguard Balanced Index Fund, which is a series of the Vanguard Valley Forge Funds mutual fund. The current prospectus for the Vanguard Balanced Index Fund contains important information about the underlying mutual fund in which your Variable Investment Option invests. There are deductions from and expenses paid out of the assets of the fund that are described in the current prospectus for the fund. When you invest in a Variable Investment Option funded by a mutual fund, you should read the mutual fund prospectus and keep it for future reference. For additional copies of the current underlying fund prospectus please call (855) 756-4738 or write us at Empower Care Center, 8515 East Orchard Road, Greenwood Village, Colorado 80111.
We do not provide investment advice, nor do we recommend any particular Variable Investment Option. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to a Variable Investment Option.
VARIABLE INVESTMENT OPTION
A Variable Investment Option is a Sub-account that invests exclusively in a single portfolio. Please refer to “Appendix A: Portfolio Available Under The Contract” later in this prospectus for certain information regarding the portfolio, including (i) its name, (ii) its type (e.g. money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives,(iii) its investment adviser and any sub-adviser, (iv) current expenses and (v) performance. There is no guarantee that the portfolio will meet its investment objective. The portfolio has issued a prospectus that contains more detailed information about the portfolio.
The Vanguard Balanced Index Fund is managed by The Vanguard Group, Inc.
The fund underlying the Variable Investment Option available under this Contract may also be available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of the fund directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also will not have annuity options or insurance features available. Because of these additional contract and separate account charges, you should refer only to investment return information regarding the fund available through Empower or your plan, rather than to information that may be available through alternate sources.
PAYMENTS MADE TO EMPOWER
In general, Empower may enter into agreements with the underlying portfolios and/or investment advisers to underlying portfolios that are offered through its variable annuity contracts. Empower may provide administrative and support services to such portfolios. pursuant to the terms of these agreements and under which it may receive a fee, as compensation for providing those services. Empower has not entered into such an agreement and accordingly does not receive such a payment from the underlying portfolio and/or investment adviser to the underlying portfolio under this Contract.
In addition, the investment adviser, sub-adviser or distributor of the underlying portfolio may compensate us by providing reimbursement or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with variable annuity contracts. These services may include, but are not limited to: co-sponsoring various meetings and seminars attended by broker-dealer firms’ registered representatives, plan sponsors and participants, and creating marketing material discussing variable annuity contracts and the available options. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, sub-adviser’s or distributor’s participation.
TRANSFERS AMONG OPTIONS
Although there is only one Variable Investment Option available in ERSA VI, we reserve the right to assess the below limitations as well as charge a transfer fee if we add another Variable Investment Option in the future. If we add another Variable Investment Option, all transfers are subject to the terms and conditions set forth in this prospectus and the prospectus for each underlying portfolio. A transfer of this nature is not considered an additional Purchase Payment. The minimum transfer amount is the lesser of $250 or the total amount in the investment option from which the transfer is to be made. Currently, we waive this minimum transfer amount. We have the right to begin imposing this minimum transfer amount for any future transfers.
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In general, your transfer request may be made by telephone, electronically, or otherwise in paper form to the Empower Care Center. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the Business Day on which it was received in Good Order by us, or by certain entities that we have specifically designated. Good Order includes receipt of all necessary information to ensure the transfer is permitted under and in compliance with the applicable retirement arrangement. Transfer requests that are not in Good Order will be valued on the Business Day that Good Order is determined. Transfer requests received after the close of the Business Day will take effect at the end of the next Business Day.
During the Contract Accumulation Phase, you can make up to 12 transfers each Contract year without charge. If you make more than 12 transfers in one Contract year, you may be charged up to $30 for each additional transfer. For purposes of the 12 free transfers per year that we allow, we will treat multiple transfers that are submitted on the same Business Day as a single transfer. Currently, we waive this transfer charge. We have the right to begin imposing this charge for any future transfers.
REDEMPTION FEES AND ABUSIVE TRADING PRACTICES
The practice of making frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying portfolio investment. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contract was not designed for persons who make programmed, large or frequent transfers.
We consider “market timing” or “excessive trading” to be one or more trades into and out of (or out of and into) the same Variable Investment Option within a rolling 30 day period. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria.
In light of the risks posed by “market timing” or “excessive trading”, we monitor transactions in an effort to identify such trading practices. We reserve the right to limit the number of your transfers in any year, and to take the other actions discussed below. We also reserve the right to refuse any transfer request if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying portfolio that transfers in its shares must be restricted under its policies and procedures concerning excessive trading.
The ability of Empower to monitor for frequent trading is limited for Contracts under which Empower does not provide the Participant record keeping. In those cases, another entity maintains the individual records and submits to Empower only aggregate orders combining the transactions of many Participants. Therefore, Empower may be unable to monitor investments by individual investors. Under SEC rules, an underlying fund may ask us to identify third party administrators that hold individual Participant records and we are obligated to use our best efforts to identify whether or not the third party administrator is deemed an indirect intermediary.
In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:
•Warning. Upon identification of activity that meets the market-timing criteria. Empower will warn you at the time of trade. If applicable, the plan will be notified.
•Restriction. A second incidence of activity meeting the market timing criteria will trigger a trade restriction, prohibiting you from investing in the Variable Investment Option for thirty (30) days. We reserve the right to extend the trade restriction incrementally if the behavior recurs during the six-month period immediately following the initial restriction.
•Action by an Underlying Fund. A portfolio may have adopted its own policies and procedures with respect to excessive trading, and we reserve the right to enforce these policies and procedures. The prospectus for the portfolio describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual investors, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific investors who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition,
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the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus investors) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.
A portfolio also may assess a short term trading fee in connection with a transfer out of the Variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from your Contract Value.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
SCHEDULED TRANSACTIONS
Scheduled transactions include systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code and Annuity Payments. Generally, scheduled transactions in Good Order are valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be valued on the next Business Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, and Annuity Payments only), the next Business Day falls in the subsequent calendar year, in which case the transaction will be valued on the prior Business Day.
VOTING RIGHTS
As stated above, all of the assets held in the Sub-account of the Separate Account are invested in shares of the corresponding portfolio. Empower is the legal owner of those shares. As such, Empower has the right to vote on any matter voted on at any shareholders meetings of the portfolio. However, as required by law, Empower votes the shares of the portfolio at any regular and special shareholders meetings the portfolio is required to hold in accordance with voting instructions received from investors. For purposes of voting rights, the investor is the plan with respect to plans qualified under Internal Revenue Code Sections 401 or 457. The investor is the Participant with respect to those participating in a plan within the meaning of Internal Revenue Code Section 403(b).
The fund may not hold annual shareholders meetings when not required to do so under the laws of the state of its incorporation or the Investment Company Act of 1940. Fund shares for which no timely instructions from investors are received, and any shares owned directly or indirectly by Empower, are voted in the same proportion as shares in the respective portfolio for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund portfolio held within the Separate Account are legally owned by us, we intend to vote all of such shares when that underlying portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of investors who actually vote will determine the ultimate outcome. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Empower to vote shares of the portfolio in its own right, it may elect to do so.
Generally, investors may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the portfolio. With respect to approval of the investment advisory agreement or any change in a portfolio’s fundamental investment policy, investors participating in such portfolio will vote separately on the matter, as required by applicable securities laws.
The number of portfolio shares for which an investor may give instructions is determined by dividing the portion of the value of the Separate Account derived from participation in a Sub-account, by the value of one share in the corresponding portfolio of the applicable fund. The number of votes for which the investor may give us instructions is determined as of the record date chosen by the Board of the applicable fund. We furnish the investor with proper forms and proxies to enable the investor to give these instructions. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.
Empower may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of the fund’s portfolio, or to approve or disapprove an investment advisory contract for a portfolio. If we do disregard voting instructions, we will advise of that action and our reasons for such action in the next annual or semi-annual report.
SUBSTITUTION
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We may substitute the underlying mutual fund or portfolio used by the Variable Investment Option. We would not do this without the approval of the SEC and any necessary state insurance departments. Moreover, any such substituted fund will have substantially similar investment objectives to those of the Vanguard Balanced Index Fund. You will be given specific notice in advance of any substitution we intend to make. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary. We may also add additional Variable Investment Options, and cease to allow new investments in the fund or portfolio, provided that we will offer at least one Variable Investment Option under this product.
REPORTS TO YOU
We will send you, at least annually, reports showing as of a specified date the amounts credited to you in the Sub-account of the EAIC Variable Contract Account A. We will also send annual and semi-annual reports for the underlying portfolio.

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SECTION 8: WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE ANNUITY PHASE? (ANNUITIZATION)
PAYMENT PROVISIONS
If you so choose, you may annuitize some or all of your Adjusted Contract Value and can begin taking Annuity Payments, any time after the first Contract anniversary. We make the income plans described below available at any time before the Annuity Date. Annuity Options under the Contract define the frequency and duration of Annuity Payments. During the Annuity Phase, all of the Annuity Options under this Contract are fixed Annuity Options. This means that your participation in the Variable Investment Option ends on the Annuity Date. Generally, once the Annuity Payments begin, the Annuity Option cannot be changed and you cannot make withdrawals or surrender your interest in the Contract. The availability of Annuity Payments is subject to restrictions on withdrawals from employment based retirement plans under the Code or under the terms of the particular plan. We reserve the right to change the following annuity options in the future.
IN ADDITION TO THE ANNUITY OPTIONS DISCUSSED IN THIS SECTION, PLEASE NOTE THAT THE INCOMEFLEX TARGET BENEFIT OFFERS GUARANTEED INCOME IN THE FORM OF GUARANTEED WITHDRAWALS. THIS SECTION DOES NOT DESCRIBE THE INCOMEFLEX TARGET BENEFIT, WHICH IS NOT AN ANNUITY OPTION. PLEASE SEE SECTION 3, “WHAT ARE THE BENEFITS AVAILABLE UNDER THE CONTRACT?”
Option 1: Annuity Payments For A Period Certain
Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). We will make the Annuity Payments monthly, or if You or the Participant choose, quarterly, semiannually, or annually, for the period certain. If the Owner dies during the Annuity Phase, payments will continue to the Beneficiary for the remainder of the period certain.
Option 2: Life Annuity With 10 Years Period Certain
Under this option, we will make Annuity Payments monthly, quarterly, semiannually, or annually as long as the Annuitant is alive. If the Owner dies before we have made 10 years’ worth of payments, we will continue to pay the Beneficiary the remaining payments of the 10 year period.
Other Annuity Options
We currently offer a variety of other Annuity Options not described above. At the time Annuity Payments are chosen, we may make available to you any of the fixed Annuity Options that are offered at your Annuity Date.
HOW WE DETERMINE ANNUITY PAYMENTS
Generally speaking, the Annuity Phase of the Contract involves our distributing to you in increments the value that you have accumulated. We make these incremental payments either over a specified time period (e.g., 15 years) (period certain annuities) or for the duration of the life of the Annuitant (and possibly co-annuitant) (life annuities). Certain assumptions are common to both period certain and life annuities. In each type, we assume that the value you apply at the outset toward your Annuity Payments earns interest throughout the payout period. If our current annuity purchase rates on the Annuity Date are more favorable to you than the guaranteed rates stated below, we will make payments based on those more favorable rates.
Assumptions that we use for period certain and life annuities differ, as detailed in the following overview:
Period Certain Annuities
Generally speaking, in determining the amount of each Annuity Payment under a period certain annuity, we start with the Adjusted Contract Value and add interest assumed to be earned over the period certain. Using the interest in effect, we determine the benefit that can be supported during the guaranteed period such that the present value of the benefit payments equals the accumulated account balance. The life expectancy of the Annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a period certain that exceeds life expectancy.
Life Annuities
More variables affect our calculation of life Annuity Payments. Most importantly, we make several assumptions about the Annuitant’s or co-annuitant’s life expectancy. As stated above, we will pay you the more favorable benefit between that determined by applying current assumptions and that determined by applying minimum guarantee assumptions, which is referred to as the guaranteed annuity benefit.
Below are the minimum guarantee assumptions, subject to the requirements of state insurance law, that we use to determine the guaranteed annuity benefit:
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•2% Interest
•8.25% Factor (A percentage if applied to the annuitized account balance would reflect an amount that may cover the expected cost to the Company for administering the payments.)
•1950 Male Group Annuity Valuation Table, with age setback of 4.8 years plus one-fifth of the number of years from 1895 to the Annuitant’s year of birth
In addition, certain states may require the use of assumptions that produce a more favorable benefit. The Interest assumption may be up to 3% and the Factor described in the second bullet may be as low as 8.00%. When these requirements apply, the more favorable benefit will be paid.
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SECTION 9: WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE EMPOWER RETIREMENT SECURITY ANNUITY VI?
The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult a qualified tax adviser for complete information and advice. The discussion includes a description of certain spousal rights under the Contract and under tax qualified plans.
The tax advantages available with this Contract may exist solely from its purchase through retirement plans or accounts qualifying for federal tax benefits under sections 401(a), 403(b), or 457 (governmental) of the Code. In contrast to many variable annuities, because this Contract can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains may not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax qualified plan.
CONTRACTS HELD BY TAX FAVORED PLANS
The following discussion covers annuity contracts held under tax favored retirement plans.
This Contract may be purchased by pension and profit sharing plans qualifying for tax benefits under sections 401, 403(b), and 457 (governmental) of the Code. Where employer plans permit, the Contract may also be used for Roth Accounts under their plan. The provisions of the tax law that apply to these retirement plans that may be funded by the Contracts are complex, and Plan Contract Holders are advised to consult a qualified tax adviser.
You should be aware that tax favored plans such as IRAs generally provide Tax Deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional Tax Deferral benefits.
In general, assuming that Participants and Plan Contract Holders adhere to the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a qualified retirement plan funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Contributions to a Roth 401(k), Roth 403(b) or Roth 457 account are subject to these same limits, and are not deductible for federal income tax purposes.
Late Rollover Self-Certification. You may be able to apply a rollover contribution to your qualified retirement plan after the 60 day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60 day deadline.
Distributions. Usually, the full amount of any distribution from a qualified plan (including a distribution from this Contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described below. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
•A 10% early withdrawal additional tax (not applicable to 457 (governmental) plans);
•Liability for “prohibited transactions”; or
•Failure to take a minimum distribution.
Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth account.
For Roth 401(k) accounts and Roth 403(b) accounts, only the earnings portion of distributions that are not qualified distributions are subject to income tax and the 10% early withdrawal additional tax applies. The other penalties apply to the entire Roth account. “Qualified distributions” from a Roth account are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the Roth attains age 59 1/2; (b) after the owner’s death; or (c) due to the owner’s disability; and (2) the distribution must be made in the year that is at least five tax years after the first year for Roth accounts, for which a contribution was made to any designated Roth account established for such individual under the same employer retirement plan, or from the first contribution previously made to a Roth account under another applicable retirement plan if a rollover contribution was made from that previous Roth account to the current Roth account from which a distribution is made.
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TAX DEFERRED ANNUITIES
In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement subject to specific limits. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional amount. This amount is indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP, a 457 government plan and a SIMPLE plan after you have participated in such plan for two years. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:
•Your attainment of age 59 1/2;
•Your severance of employment;
•Your death;
•Your total and permanent disability;
•Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts);
•If the arrangement under which a Participant is covered contains qualified birth or adoption distribution provisions, a qualified birth or adoption; or
•Qualified disaster recovery distributions.
Effective for distributions made after December 31, 2023, emergency personal expense distributions or eligible distributions to a domestic abuse victim may also be permitted under the arrangement.
In any event, you must begin receiving distributions from your TDA by April 1 of the calendar year after the calendar year you turn age 72 (or age 73 shall apply to distributions required to be made after December 31, 2022 for individuals who attain age 72 after such date) or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Contract, or to any “direct transfer” of your interest in the Contract to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
REQUIRED MINIMUM DISTRIBUTION PROVISIONS AND PAYMENT OPTION
When you hold the Contract under a tax favored plan, IRS required minimum distribution provisions must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 72 (or age 73 shall apply to distributions required to be made after December 31, 2022 for individuals who attain age 72 after such date) and must be made for each year thereafter. For employment based retirement plans or arrangements, including Roth 401(k), Roth 403(b) and Roth 457 arrangements, this generally can be deferred until the Participant retires, if later. Effective for taxable years beginning after December 31, 2023, designated Roth accounts in a TDA are not subject to the pre-death required minimum distribution rules. Distributions required with respect to years beginning before January 1, 2024 are still required, but are permitted to be paid on or after such date. The amount of the payment from the qualified plan must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any minimum distribution not made in a timely manner.
To determine the amount of any required minimum distributions the value of the Contract will be calculated based on the sum of the Contract Value and the actuarial value of any additional Death Benefits and benefits under the Contract. As a result, if amounts are distributed from the Contract to satisfy the required minimum distribution rules, the amount distributed may be larger than if the calculation were based on the Contract Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Contract and an increased amount of taxable income distributed to the Contract Owner, and a reduction of Death Benefits and the benefits of IncomeFlex Target Benefit. You can use the minimum distribution option to satisfy the IRS required minimum distribution rules for this Contract without either beginning Annuity Payments or surrendering your interest in the Contract. We will distribute to you this required minimum distribution amount, less any other partial withdrawals that you made during the year. If you own more than one 403(b) account, you can choose to satisfy your minimum distribution requirement for each of your accounts
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by withdrawing that amount from any of your 403(b) accounts. Similarly, if the 403(b) account that includes the Contract has other investments, you can choose to satisfy your minimum distribution requirement from those investments.
CHARITABLE IRA DISTRIBUTIONS
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A one-time election of up to $50,000 for qualified charitable distributions to certain split-interest entities is also permitted. These amounts will be indexed for inflation for taxable years beginning after 2023. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 ½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70 ½; over (2) the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For an employee, IRA owner, or beneficiary who died prior to January 1, 2020, please consult your tax adviser regarding the applicable post-death distribution requirements.
The information provided below applies to an employee, IRA owner, or beneficiary who died after January 1, 2020. In addition, if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
•Deaths before your required beginning date. If you die before your required beginning date, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin within one year of your death and continuing over the EDB’s remaining life expectancy after the EDB’s death. However, all amounts must be fully distributed by the end of the year containing the 10th anniversary of the EDB’s death. Special rules apply to minors and Beneficiaries that are not individuals. Additional special rules apply to surviving spouses, see “Spousal Continuation” below.
•Death on or after your required beginning date. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Qualified Annuity must continue to be distributed over the longer of your remaining life expectancy and your designated beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your Beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors, EDBs who are older than the Owner, and Beneficiaries that are not individuals.
•Annuity payments. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Empower) in order to comply with the post-death distribution requirements.
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•Other rules. The post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the above requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax adviser about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as rapidly rule, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
•Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse's death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA, subject to the new rules under the regulations.
The post-death distribution requirements are complex and unclear in numerous respects. Treasury has issued proposed regulations that may impact these required minimum distribution requirements in the future. We reserve the right to make changes in order to comply with the proposed regulations, or once final regulations are published. Any such changes will apply uniformly to affected Owners or Beneficiaries and will be made with such notice to affected Owners or Beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
Unless payments are being made in the form of an annuity, a Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
Until withdrawn, amounts in a qualified annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
ADDITIONAL TAX FOR EARLY DISTRIBUTIONS
You may owe a 10% additional tax on the taxable part of distributions received from an IRA, Roth IRA or qualified plan (other than a plan under section 457 (governmental) of the Code).
Amounts are not subject to this additional tax if:
•the amount is paid on or after you reach age 59 1/2 or die;
•generally the amount received is attributable to your becoming disabled; or
•the amount paid or received is in the form of substantially equal payments not less frequently than annually (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or five years. Modification of payments or additional contributions to the Annuity during that time period will generally result in retroactive application of the 10% additional tax).
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
WITHHOLDING
Unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on Annuity Payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
•For any Annuity Payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules.
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•For certain distributions from employment based retirement plans, which are not directly rolled over or transferred to another eligible qualified plan, we are required to withhold 20% for federal income tax. The 20% withholding requirement does not apply to (1) distributions for your life or life expectancy, or joint and last survivor expectancy of you and a designated Beneficiary; (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; (4) hardship distributions; or (5) withdrawals in the event of qualified birth or adoption, if the arrangement under which a Participant is covered contains qualified birth or adoption provisions; and, effective for distributions made after 12/31/2023, (6) emergency personal expense distributions; or (7) eligible distributions to a domestic abuse victim. Amounts that are received under a Contract used in connection with a non-governmental Section 457 Plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.
•For all other distributions, we will withhold at a 10% rate.
We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes.
If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. If you are a U.S. person (which includes a resident alien) and you request a payment be delivered outside the U.S., we are required to withhold income tax. There may be additional state income tax withholding requirements.
CARES ACT IMPACTS
In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans' including a 2020 Required Minimum Distribution waiver, plan loan relief and special rules that applied to coronavirus related distributions. While most provisions applied only to 2020, certain items impact future years as well.
Repayments of Coronavirus Related Distributions: Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs made at any time on or after January 1, 2020 and before December 31, 2020. Coronavirus related distributions are permitted to be recontributed to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.
The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
SPECIAL CONSIDERATIONS REGARDING EXCHANGES INVOLVING 403(b) ARRANGEMENTS
Under IRS regulations generally effective in 2009, we can accept exchanges from another annuity contract only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We may make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until confirmation from your employer is received.
ERISA DISCLOSURE/REQUIREMENTS
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for purposes of the Code, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Contract. This information has to do primarily with the fees, charges, discounts and other costs related to the Contract, as well as any commissions paid to any agent selling the Contract.
Information about any applicable fees, charges, discounts, penalties or adjustments may be found in Section 5, “What Are The Expenses Associated With The Empower Retirement Security Annuity VI?”
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Information about sales of the Contract may be found in Section 10, “Other Information.” In addition, other relevant information required by the exemptions is contained in the Contract and accompanying documentation. Please consult your tax adviser if you have any additional questions.
The U.S. Department of Labor considers certain types of employer actions under a section 403(b) program to be inconsistent with the program not being subject to ERISA. Among these are employer approval of participant requests for loans and hardship withdrawals, both of which reasonably may be necessary to comply with restrictions imposed by Section 403(b) of the Code. If an employer that is a tax exempt entity is unwilling to approve participant requests for loans and hardships, such transactions may not be available to participants using funds held under the Contract. An individual employed by a tax exempt entity should check with his or her employer to determine whether loans and hardship withdrawals are available using funds held under the Contract.
SPOUSAL CONSENT RULES FOR CERTAIN RETIREMENT PLANS
Spousal consent rules may apply to retirement plans intended to satisfy Section 401(a) of the Code and plans subject to ERISA (including church plans with respect to which the plan sponsor has elected to be subject to certain provisions of ERISA and the Code).
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA, unless you and your spouse consent to waive this right.
While spousal consent to a distribution is generally not required, such consent is required if the retirement plan in which you participate does not provide that, upon your death, your spouse will receive the entire death benefit unless your spouse consents in writing to waive this right. If the plan in which you participate is such a plan and you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a QJSA, unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. In addition, if you are married and die before your payments commence, federal law also requires that the plan pay a death benefit to your spouse. This benefit must be available in the form of an annuity for your spouse’s lifetime and is called a QPSA. If the plan allows payment of death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
If spousal consent to a distribution is required under the retirement plan in which you participate and you select the IncomeFlex Target Benefit feature, spousal consent generally would be required in order for you (or your Spouse, if you elect the optional Spousal Benefit) to take withdrawals from the Contract (including withdrawals of the Annual Guaranteed Withdrawal Amount) that result in a distribution from the plan. Without such consent, the plan would be required to pay your plan interest in the form of a QJSA. A QPSA waiver with spousal consent generally would be required in order for your spouse to take withdrawals from the Contract (including withdrawals of the Annual Guaranteed Withdrawal Amount) if you die before your payments commence. Without such consent, the plan would be required to pay your plan interest to your surviving spouse in the form of a QPSA.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Internal Revenue Service Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal withholding at the time of transfer. The amount transferred is also subject to federal reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
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Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.
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SECTION 10: OTHER INFORMATION
TEXAS OPTIONAL RETIREMENT PROGRAM
The following special rules apply if you purchase the Contract in connection with the Texas Optional Retirement Program (“Texas Program”).
Under the terms of the Texas Program, Texas will make a contribution to your Contract. The Texas contribution will be credited to your Contract Value. Until you begin your second year of participation in the Texas Program, we have the right to withdraw the value of the Separate Account units purchased on your behalf with this Texas contribution. If you do not begin a second year of participation, then the value of the Separate Account units purchased with the Texas contribution will be withdrawn and returned to the State of Texas.
Under the Texas Program, withdrawals may be taken from the Contract only in the event of your death, retirement or termination of employment. During your participation in the Texas Program you may, however, transfer the Contract Value to another contract issued by Empower, its affiliates, or other carriers approved under the Texas Program.
LEAVING YOUR RETIREMENT PLAN – TRANSFERRING YOUR INCOMEFLEX TARGET BENEFIT GUARANTEES
If you are a participant in an employment based retirement plan and you leave your plan, you may be able to transfer the guarantees under your IncomeFlex Target Benefit under this Contract into another variable annuity contract issued by us. If you are a participant in more than one retirement plan offering the IncomeFlex Benefit, we may limit the number of IRA or Roth IRA accounts you may establish with us, which may limit your ability to transfer and combine your IncomeFlex Target Benefits.
Such other contract may require a minimum initial purchase payment and may have different fees, limitations, conditions, investments, and provisions affecting the guarantees. You should read the materials concerning such contract carefully, including its prospectus, and consider the benefits and differences between it and this Contract, as offered through your retirement plan. Terms of any such contract may vary by jurisdiction, and availability is subject to regulatory approvals. If you transfer any investments or values under this Contract to any investment other than a variable annuity issued by us for such purpose, all values and guarantees under your IncomeFlex Target Benefit will immediately cease.
SALE AND DISTRIBUTION OF THE CONTRACT
Effective March 15, 2024, Empower Financial Services, Inc. (“EFSI”) is the distributor and principal underwriter of the securities offered through this prospectus. EFSI was organized in 1984 under Delaware law, is registered as a broker and dealer under the Securities Exchange Act of 1934 (Exchange Act) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
EFSI’s principal business address is 8515 East Orchard Road, Greenwood Village, Colorado 80111.
The Contract is offered on a continuous basis. EFSI may enter into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Contract but are exempt from registration (firms). Applications for the Contract may be solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, EFSI may offer the Contract directly to potential purchasers.
Prior to March 15, 2024, Prudential Investment Management Services LLC (PIMS), an indirect, wholly-owned subsidiary of Prudential Financial Inc., was the distributor and principal underwriter of the securities offered through this prospectus. PIMS was organized in 1996 under Delaware law, is registered as a broker and dealer under the Exchange Act, and is a member of FINRA. PIMS’ principal business address is 655 Broad Street, 19th Floor, Newark, New Jersey 07102.
Commissions may be paid to firms on sales of the Contract according to one or more schedules. The individual representative would receive a portion of the compensation, depending on the practice of his or her firm. Any commission would be generally based on a percentage of Purchase Payments, up to a maximum of 8%.
We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Contract. Commissions and other compensation paid in relation to the Contract do not result in any additional charge to you or to the Separate Account not described in this prospectus.
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In addition, in an effort to promote the sale of our products (which may include the placement of Empower and/or the Contract on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or EFSI may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval to EFSI. A list of firms that EFSI paid pursuant to such arrangements, if any, is provided in the SAI which is available upon request.
To the extent permitted by FINRA rules and other applicable laws and regulations, EFSI may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different contract that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or EFSI and will not result in any additional charge to you not described in this prospectus. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
We may also compensate unaffiliated record keepers that provide sub-transfer agency or other services to support the administration of the Contracts in connection with employment based retirement plans.
In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or variable life insurance offered by different Empower business units.
FINANCIAL STATEMENTS
The financial statements of the Company and the Separate Account are included in the SAI. For a free copy of the SAI, contact the Empower Care Center by calling (855) 756-4738, or writing to Empower Care Center, 8515 East Orchard Road, Greenwood Village, Colorado 80111.
LEGAL PROCEEDINGS
Empower is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Empower and proceedings generally applicable to business practices in the industry in which we operate. Empower may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Empower may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Empower, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Empower’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Empower's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Empowers’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Empowers’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Empowers’s financial position.
Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of EFSI to perform its contract with the Separate Account; or Empower’s ability to meet its obligations under the Contracts.
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ASSIGNMENT
This Contract must be used to fund an employer based retirement plan or arrangement, and therefore you generally may not assign your interest in the Contract during your lifetime. In all cases, the Contracts cannot be assigned without our written consent.
ADDITIONAL INFORMATION
Empower has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all of the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. You may obtain the omitted information, however, from the SEC’s principal office in Washington, D.C., upon payment of a prescribed fee.
The SAI is available from Empower without charge. The addresses and telephone numbers are set forth on the cover page of this prospectus.
HOW TO CONTACT US
You can contact the Empower Care Center by:
•calling (855) 756-4738 during our normal business hours Monday - Friday between 7 a.m. - 9 p.m. Central Time, and Saturdays between 8 a.m. - 4:30 p.m. Central Time to speak with a customer service representative, or 24 hours per day to access our telephone automated response system.
•writing to us via regular or express mail at 8515 East Orchard Road, Greenwood Village, Colorado 80111. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
•accessing information via internet website at www.empower.com.
You can obtain account information by calling our automated response system and at www.empower.com. Our customer service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our internet website or through a customer service representative. You can authorize a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account, after the necessary legal documentation has been provided. We require that you or your representative provide proper identification before performing transactions over the telephone or through our internet website. This may include a Personal Identification Number (PIN). You may establish or change your PIN by calling our automated response system.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claim, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures. We do not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. We reserve the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.
51

APPENDIX A: PORTFOLIO AVAILABLE UNDER THE CONTRACT
The following lists the portfolio available under the Contract. More information about the portfolio is available in the prospectus for the portfolio, which may be amended from time to time. The prospectus for the portfolio can be requested by writing us at Empower Care Center, 8515 East Orchard Road, Greenwood Village, CO 80111. You can also request this information at no cost by calling (855) 756-4738.
The current expenses and performance information below reflects fee and expenses of the portfolio, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. The portfolio's past performance is not necessarily an indication of future performance.

Portfolio Type/Investment Objective	Portfolio Name and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of December 31, 2025)
			1-year	5-year	10-year
Moderate Allocation With 60% of its assets, the fund seeks to track the performance of a benchmark index that measures the investment return of the overall U.S. stock market. With 40% of its assets, the fund seeks to track the performance of a broad, market-weighted bond index.	Vanguard Balanced Index Fund - Institutional Shares	0.04%	13.59%	7.76%	9.51%
	Adviser: Vanguard Group, Inc.
	Subadviser: N/A
APP A-1

Empower Care Center
8515 East Orchard Road
Greenwood Village, Colorado 80111

This prospectus describes the important features of the Contract and provides information about Empower Annuity Insurance Company (“Empower,” the “Company,” “we,” “our,” or “us”) and the EAIC Variable Contract Account A (the “Separate Account”). We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (“SAI”) that includes additional information about the Contract, Empower and the Separate Account. The SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Contract, or to make other investor inquiries, please call (855) 756-4738. We file periodic reports and other information about the Contract and the Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC's website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov

Ed. 05-2026	EDGAR CONTRACT IDENTIFIER: C000150129

EMPOWER RETIREMENT SECURITY ANNUITY VI
STATEMENT OF ADDITIONAL INFORMATION: May 1, 2026

The Empower Retirement Security Annuity VI (the “Contract”) is a flexible premium deferred annuity (the “Annuity” or “Contract”) offered by Empower Annuity Insurance Company (“Empower,” the “Company,” “we,” “our,” or “us”), a stock life insurance company that is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (“Great-West”). The Contract is funded through the EAIC Variable Contract Account A (the “Separate Account”).
This Statement of Additional Information (“SAI”) is not a prospectus. The prospectus for the Contract contains information that you should consider before investing. To obtain a copy of the prospectus, without charge, you can write to the Empower Care Center, 8515 East Orchard Road, Greenwood Village, Colorado 80111, or contact us by telephone at (855) 756-4738. We do not incorporate by reference any information into this SAI. Capitalized terms used in the SAI that are not otherwise defined shall have the meanings given in the prospectus for the Contract.

FOR FURTHER INFORMATION CALL 1-855-756-4738 OR VISIT: WWW.EMPOWER.COM
Prospectus Dated: May 1, 2026
Statement of Additional Information Dated: May 1, 2026

TABLE OF CONTENTS

SEPARATE ACCOUNT FINANCIAL INFORMATION
COMPANY FINANCIAL INFORMATION

Empower Annuity Insurance Company	Empower Care Center
280 Trumbull Street	8515 East Orchard Road
Hartford, CT 06103	Greenwood Village, CO 80111
Telephone: (860) 534-2000	Telephone: (855) 756-4738
1

COMPANY
Empower Annuity Insurance Company (“Empower,” the “Company,” “we,” “our,” or “us”) is a stock life insurance company incorporated under the laws of Connecticut in 1981. It is authorized to do business in the District of Columbia and all states. The Company issues group and individual annuities and other insurance contracts. The Company was formerly known as the Prudential Retirement Insurance and Annuity Company (“PRIAC”). Until April 1, 2022, PRIAC was a subsidiary of Prudential Financial, Inc. (“PFI”).
On July 21, 2021, Great-West. Life & Annuity Insurance Company (“Great-West”) and PFI announced a strategic transaction whereby, among other things, Great-West would acquire all of the outstanding shares of PRIAC (the “Transaction”). The Transaction closed April 1, 2022. Upon the closing of the Transaction, PRIAC, previously a subsidiary of PFI, became a subsidiary of Great-West.
On or about October 1, 2022: (1) Great West changed its name to Empower Annuity Insurance Company of America; and (2) PRIAC changed its name to Empower Annuity Insurance Company.
The Company is a direct wholly-owned subsidiary of Empower Annuity Insurance Company of America (“EAICA”). EAICA is a direct wholly-owned subsidiary of Empower Holdings, LLC, a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding company. The shares of Lifeco are traded publicly in Canada on the Toronto Stock Exchange.
No related company has any legal responsibility to pay amounts that Empower may owe under the Contract. Among other things, this means if you begin taking Annual Guaranteed Withdrawal Amount payments under the IncomeFlex Target Benefit and the value of that benefit exceeds your current Contract Value, you would rely solely on the ability of Empower Annuity Insurance Company to make payments under that benefit out of its own assets.
EAIC VARIABLE CONTRACT ACCOUNT A
EAIC Variable Contract Account A, also referred to as the “Separate Account,” was established by us under Connecticut Insurance Law on October 6, 2006, and is registered with the SEC under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company. The Separate Account holds the assets that are associated with certain variable annuity contracts we offer.
The assets of the Separate Account are held in the name of Empower and legally belong to us. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account, are, in accordance with the applicable Contracts, credited to or charged against the Separate Account without regard to other income, gains, or losses of Empower. Empower segregates the Separate Account assets from all of its other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Empower conducts. However, all obligations under the Contracts are Empower’s general corporate obligations.
PRINCIPAL UNDERWRITER
Effective March 15, 2024, Empower Financial Services, Inc. (“EFSI”) offers the Contract on a continuous basis through corporate office and regional home office associated persons in those states in which the Contract may be lawfully sold. It may also offer the Contract through licensed insurance brokers and agents provided clearances to do so were obtained in any jurisdiction where such clearances were necessary.
Prior to March 15, 2024, Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, Inc., offered the Contract on a continuous basis through corporate office and regional home office associated persons in those states in which the Contract may be lawfully sold. It may have also offered the Contract through licensed brokers and agents, provided clearances to do so were obtained in any jurisdiction where such clearances may be necessary.
During the last three fiscal years, no payments were made to PIMS for its services as principal underwriter. During the last three fiscal years, no payments were made to EFSI for its services as principal underwriter.
As discussed in the prospectus, EFSI may pay commissions to broker-dealers that sell the Contract according to one or more schedules, and also may pay non-cash compensation. In addition, EFSI may pay trail commissions to registered representatives who maintain an ongoing relationship with a Contract owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Contract and the amount of time that the Contract has been in effect.
2

PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS
In an effort to promote the sale of our products (which may include the placement of Empower or EFSI on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we or EFSI may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Contract’s features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm’s registered representatives and make them more knowledgeable about the Contract; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or EFSI also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, EFSI may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
The list below identifies three general types of payments that EFSI may pay which are broadly defined as follows:
•Percentage Payments based upon “Assets Under Management” or “AUM”: This type of payment is a percentage payment that is based upon the total amount held in all Empower products that were sold through the firm (or its affiliated broker-dealers).
•Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as Purchase Payments under Empower annuity products sold through the firm (or its affiliated broker-dealers).
•Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support. We may also compensate unaffiliated record keepers that provide sub-transfer agency or other services to support the administration of the Contracts in connection with employment based plans.
OTHER SERVICE PROVIDERS
We generally conduct our operations through staff employed by us or entities we have contracted with as service providers. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by us may change over time. Non-affiliated entities that could be deemed service providers to the Separate Account, with respect to the Contract, consist of the following: Broadridge Investor Communication Solutions, Inc. (proxy services, regulatory mailing fulfillment vendor, prospectuses, etc.) located at 51 Mercedes Way, Edgewood, NY 11717 and 1155 Long Island Avenue, Edgewood, NY 11717; Donnelley Financial Solutions (printing semi-annual and annual reports, supplements and prospectuses) located at 1905 Horseshoe Road, Lancaster, PA 17602, 391 Steel Way, Lancaster, PA 17601 and 215 County Avenue, Secaucus, NJ 07094; EDM Americas Inc. (mail handling and records management) located at 10 E.D. Preate Drive, Moosic, PA 18507; ExlService Philippines, Inc. (call center operations) located at 9th Floor 2Quad Building Cardinal Rosales Avenue corner Sumilon Road Cebu Business Park Cebu City 6000 Philippines and 6F, One ECOM Center Mall of Asia Complex Harbor Drive Pasay City 1308 Manila Philippines and ExlService South Africa (PTY) Ltd. located at 12th Floor, Portside Building, Bree Street, Cape Town, South Africa 8001; State Street Bank – Kansas City (custodian and fund accountant) located at 801 Pennsylvania Avenue, Kansas City, MO 64105; and Tata Consultancy Services Ltd. (administrative processing) located at TRIL IT4 - Malad-STP, Infinity IT Park, Gen. A. K. Vaidya Marg, Dindoshi, Malad - East, Mumbai - 400097 India.
DETERMINATION OF ACCUMULATION UNIT VALUES
3

The value for each Accumulation Unit is computed as of the end of each Business Day. On any given Business Day the value of an Accumulation Unit in each Sub-account will be determined by multiplying the value of an Accumulation Unit of that Sub-account for the preceding Business Day by the unit change factor for that Sub-account for the current Business Day. The unit change factor for any Business Day is determined by dividing the current day net asset value (“NAV”) for fund shares by the NAV for fund shares on the preceding Business Day (ignoring, for this purpose, changes resulting from new Purchase Payments and withdrawals), and adjusting the result for the daily equivalent of the annual charge for all Base Contract Expenses. The value of the assets of a Sub-account is determined by multiplying the number of shares of the fund held by that Sub-account by the NAV of each share, and adding the value of the dividends declared by the fund but not yet paid.
MISSTATEMENT OF AGE – ANNUITY PAYMENTS
If there has been a misstatement of the age of any person, or any other relevant facts upon whose life Annuity Payments are based, then we will make adjustments to conform to the facts. As to Annuity Payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.
MISSTATEMENTS AND CORRECTIONS AFFECTING THE INCOMEFLEX TARGET BENEFIT
If we discover that your age, your spouse’s age or any other fact pertaining to our guarantees under the IncomeFlex Target Benefit was misstated, or we discover a clerical error, then, to the extent permitted by applicable law, we will make adjustments to any fees, guarantees or other values under this Annuity to reasonably conform to the facts following our established procedures, which shall be applied on a uniform basis.
CYBER SECURITY AND BUSINESS CONTINUITY RISKS
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Company is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or reallocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
4

Cyber security events, disasters and similar events, whether deliberate or unintentional, that could impact the Company and Contract owners could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers. Cyber security and other events affecting any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the NAV with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to the Company, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by the Company may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by the Company in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although the Company, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Company cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
FEDERAL TAX STATUS
Other Tax Rules
1.Diversification
The Internal Revenue Code provides that underlying investments for Variable Investment Options must satisfy certain diversification requirements. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable.
2.Investor Control
Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, or in response to other changes in tax laws or regulations, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.
3. Entity Owners
When a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include contracts held by an entity as an agent for a natural person, contracts held under a qualified pension or profit sharing plan, a tax deferred annuity or individual retirement plan or contracts that provide for immediate annuities.
4. Generation-Skipping Transfers
If you transfer your Contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.
5

FINANCIAL STATEMENTS
The financial statements for the Company should be distinguished from the financial statements of the Separate Account, both of which are included herein, and should be considered only as a bearing upon the ability of the Company to meet its obligations under the Contract.
Independent Registered Public Accounting Firm
The financial statements and financial highlights of each of the Sub-accounts of EAIC Variable Contract Account A as of and for the year ended December 31, 2025, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements and financial highlights are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.
Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the independent registered public accounting firm of EAIC Variable Contract Account A.

Independent Auditor
The statutory-basis financial statements of Empower Annuity Insurance Company, as of December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report which expresses an unmodified opinion on the statutory-basis financial statements and an adverse opinion on the accounting principles generally accepted in the United States. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.
6

EAIC Variable Contract Account A

Annual Report
December 31, 2025

EAIC VARIABLE CONTRACT ACCOUNT A

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025
	SUB-ACCOUNTS
	AST Aggressive Asset Allocation Portfolio (2)	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM 60/40 Allocation Fund - Class R6	PGIM Balanced Fund - Class Z
ASSETS:
Investments at fair value (1)	$18,443,821	$20,514,530	$7,060,254	$134,917,216	$28,518,613
Due from (due to) the Company	3	6	—	10	2
Purchase payments receivable	—	—	—	—	709
Receivable from fund shares sold	—	—	1,460	—	—
Total Assets	18,443,824	20,514,536	7,061,714	134,917,226	28,519,324

LIABILITIES:
Payable for fund shares purchased	—	—	—	—	582
Redemptions payable	—	—	1,460	—	127
Total Liabilities	—	—	1,460	—	709

NET ASSETS	$18,443,824	$20,514,536	$7,060,254	$134,917,226	$28,518,615

NET ASSETS REPRESENTED BY:
Accumulation units	$18,443,824	$20,514,536	$7,060,254	$134,917,226	$28,518,615

ACCUMULATION UNITS OUTSTANDING	662,146	836,335	365,559	7,034,507	824,616

UNIT VALUE (ACCUMULATION)	$27.85	$24.53	$19.31	$19.18	$34.58

(1) Cost of investments:	$8,688,998	$8,969,103	$3,650,946	$115,806,869	$22,917,311
Shares of investments:	489,876	640,279	298,027	9,588,999	1,544,887

(2) AST Capital Growth Asset Allocation Portfolio, name changed to AST Aggressive Asset Allocation Portfolio, effective May 01, 2025.
The accompanying notes are an integral part of these financial statements.

EAIC VARIABLE CONTRACT ACCOUNT A

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2025
SUB-ACCOUNTS
Vanguard Balanced Index Fund - Institutional Shares
ASSETS:
Investments at fair value (1)	$193,961,717
Due from (due to) the Company	(18)
Purchase payments receivable	—
Receivable from fund shares sold	—
Total Assets	193,961,699

LIABILITIES:
Payable for fund shares purchased	—
Redemptions payable	—
Total Liabilities	—

NET ASSETS	$193,961,699

NET ASSETS REPRESENTED BY:
Accumulation units	$193,961,699

ACCUMULATION UNITS OUTSTANDING	8,397,114

UNIT VALUE (ACCUMULATION)	$23.10

(1) Cost of investments:	$149,384,338
Shares of investments:	3,743,712

The accompanying notes are an integral part of these financial statements.

EAIC VARIABLE CONTRACT ACCOUNT A

STATEMENT OF OPERATIONS
For the year ended December 31, 2025
	SUB-ACCOUNTS
	AST Aggressive Asset Allocation Portfolio (1)	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM 60/40 Allocation Fund - Class R6	PGIM Balanced Fund - Class Z
INVESTMENT INCOME:
Dividends	$—	$—	$—	$4,327,157	$628,197

EXPENSES:
Mortality and expense risk	174,440	214,766	73,827	1,238,041	295,076

NET INVESTMENT INCOME (LOSS)	(174,440)	(214,766)	(73,827)	3,089,116	333,121

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain distributions	—	—	—	2,554,123	1,916,823
Net realized gain (loss) on sale of fund shares	917,287	2,024,404	1,034,892	2,579,499	807,868
Change in unrealized appreciation (depreciation) on investments	1,640,202	561,913	(296,040)	6,373,137	700,439

Net realized and unrealized gain (loss) on investments	2,557,489	2,586,317	738,852	11,506,759	3,425,130

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,383,049	$2,371,551	$665,025	$14,595,875	$3,758,251

(1) AST Capital Growth Asset Allocation Portfolio, name changed to AST Aggressive Asset Allocation Portfolio, effective May 01, 2025.
The accompanying notes are an integral part of these financial statements.

EAIC VARIABLE CONTRACT ACCOUNT A

STATEMENT OF OPERATIONS
For the year ended December 31, 2025
SUB-ACCOUNTS
Vanguard Balanced Index Fund - Institutional Shares
INVESTMENT INCOME:
Dividends	$4,348,556

EXPENSES:
Mortality and expense risk	2,082,173

NET INVESTMENT INCOME (LOSS)	2,266,383

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain distributions	7,533,907
Net realized gain (loss) on sale of fund shares	6,974,540
Change in unrealized appreciation (depreciation) on investments	6,427,079

Net realized and unrealized gain (loss) on investments	20,935,526

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$23,201,909

The accompanying notes are an integral part of these financial statements.

EAIC VARIABLE CONTRACT ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2025
	SUB-ACCOUNTS
	AST Aggressive Asset Allocation Portfolio (1)	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM 60/40 Allocation Fund - Class R6	PGIM Balanced Fund - Class Z
OPERATIONS:
Net investment income (loss)	$(174,440)	$(214,766)	$(73,827)	$3,089,116	$333,121
Realized gain distributions	—	—	—	2,554,123	1,916,823
Net realized gain (loss) on sale of fund shares	917,287	2,024,404	1,034,892	2,579,499	807,868
Change in unrealized appreciation (depreciation) on investments	1,640,202	561,913	(296,040)	6,373,137	700,439

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,383,049	2,371,551	665,025	14,595,875	3,758,251

CONTRACT TRANSACTIONS:
Purchase payments received	335,723	2,005,647	271,433	21,257,298	517,793
Transfers for contract benefits and terminations	(1,330,801)	(1,991,958)	(1,283,030)	(12,035,002)	(5,470,922)
Net transfers	1,857,301	(983,626)	(906,608)	(1,755,720)	2,247,910
Contract maintenance charges	—	—	—	(2,386)	(6,162)
Other, net	—	—	—	77,513	(16,786)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	862,223	(969,937)	(1,918,205)	7,541,703	(2,728,167)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,245,272	1,401,614	(1,253,180)	22,137,578	1,030,084

NET ASSETS:
Beginning of period	15,198,552	19,112,922	8,313,434	112,779,648	27,488,531
End of period	$18,443,824	$20,514,536	$7,060,254	$134,917,226	$28,518,615

CHANGES IN UNITS OUTSTANDING:
Units issued	88,145	85,313	14,078	1,213,797	18,642
Units redeemed	(53,356)	(129,299)	(121,893)	(787,806)	(107,094)

Net increase (decrease)	34,789	(43,986)	(107,815)	425,991	(88,452)

(1) AST Capital Growth Asset Allocation Portfolio, name changed to AST Aggressive Asset Allocation Portfolio, effective May 01, 2025.
The accompanying notes are an integral part of these financial statements.

EAIC VARIABLE CONTRACT ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2025
SUB-ACCOUNTS
Vanguard Balanced Index Fund - Institutional Shares
OPERATIONS:
Net investment income (loss)	$2,266,383
Realized gain distributions	7,533,907
Net realized gain (loss) on sale of fund shares	6,974,540
Change in unrealized appreciation (depreciation) on investments	6,427,079

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	23,201,909

CONTRACT TRANSACTIONS:
Purchase payments received	1,551,374
Transfers for contract benefits and terminations	(33,939,983)
Net transfers	(4,283,482)
Contract maintenance charges	(7,290)
Other, net	45,521

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	(36,633,860)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,431,951)

NET ASSETS:
Beginning of period	207,393,650
End of period	$193,961,699

CHANGES IN UNITS OUTSTANDING:
Units issued	86,767
Units redeemed	(1,843,892)

Net increase (decrease)	(1,757,125)

The accompanying notes are an integral part of these financial statements.

EAIC VARIABLE CONTRACT ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2024
	SUB-ACCOUNTS
	AST Balanced Asset Allocation Portfolio	AST Capital Growth Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	PGIM 60/40 Allocation Fund - Class R6	PGIM Balanced Fund - Class Z
OPERATIONS:
Net investment income (loss)	$(211,553)	$(153,096)	$(88,282)	$5,044,870	$389,299
Realized gain distributions	—	—	—	2,362,726	1,382,685
Net realized gain (loss) on sale of fund shares	689,023	1,316,967	122,416	1,678,748	797,300
Change in unrealized appreciation (depreciation) on investments	1,377,881	720,874	498,419	5,863,145	682,758

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,855,351	1,884,745	532,553	14,949,489	3,252,042

CONTRACT TRANSACTIONS:
Purchase payments received	1,250,542	1,053,232	—	13,491,157	733,348
Transfers for contract benefits and terminations	(1,631,070)	(4,407,117)	(512,950)	(19,567,300)	(4,541,494)
Net transfers	—	—	—	1,101,144	(29,726)
Contract maintenance charges	—	(75)	—	(2,242)	(12,185)
Other, Net	—	—	—	94,273	12,606

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	(380,528)	(3,353,960)	(512,950)	(4,882,968)	(3,837,451)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,474,823	(1,469,215)	19,603	10,066,521	(585,409)

NET ASSETS:
Beginning of period	17,638,099	16,667,767	8,293,831	102,713,127	28,073,940
End of period	$19,112,922	$15,198,552	$8,313,434	$112,779,648	$27,488,531

CHANGES IN UNITS OUTSTANDING:
Units issued	64,035	68,450	—	928,331	27,664
Units redeemed	(82,849)	(221,175)	(30,363)	(1,240,040)	(157,642)

Net increase (decrease)	(18,814)	(152,725)	(30,363)	(311,709)	(129,978)

The accompanying notes are an integral part of these financial statements.

EAIC VARIABLE CONTRACT ACCOUNT A

STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 2024
SUB-ACCOUNTS
Vanguard Balanced Index Fund - Institutional Shares
OPERATIONS:
Net investment income (loss)	$2,314,993
Realized gain distributions	6,380,637
Net realized gain (loss) on sale of fund shares	3,951,782
Change in unrealized appreciation (depreciation) on investments	13,954,390

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	26,601,802

CONTRACT TRANSACTIONS:
Purchase payments received	1,976,154
Transfers for contract benefits and terminations	(33,029,391)
Net transfers	(1,144,830)
Contract maintenance charges	(6,833)
Other, Net	48,705

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	(32,156,195)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,554,393)

NET ASSETS:
Beginning of period	212,948,043
End of period	$207,393,650

CHANGES IN UNITS OUTSTANDING:
Units issued	128,171
Units redeemed	(1,836,132)

Net increase (decrease)	(1,707,961)

The accompanying notes are an integral part of these financial statements.

EAIC VARIABLE CONTRACT ACCOUNT A

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2025

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The EAIC Variable Contract Account A (the Separate Account), a separate account of Empower Annuity Insurance Company (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the Colorado Division of Insurance. The Separate Account is a funding vehicle for group variable annuity contracts. It consists of numerous sub-accounts (Sub-accounts), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund.
Under applicable insurance law, the assets and liabilities of each of the Sub-accounts of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the reserves and other contract liabilities with respect to the Separate Account is not chargeable with liabilities arising out of any other business the Company may conduct.
New sales of certain products which invest in the Separate Account have been discontinued. Generally, premium payments made by contract owners will continue to be received by the Separate Account, subject to the rules of the products and any optional benefits.
Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Separate Account is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following is a summary of the significant accounting policies of the Separate Account.
Security Valuation
Mutual fund investments held by the Sub-accounts are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.
The Separate Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Separate Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2025, the only investments of each of the Sub-accounts of the Separate Account were in underlying mutual funds that are actively traded, therefore 100% of the investments are valued using Level 1 inputs.
Fund of Funds Structure Risk
Since the Separate Account invests directly in underlying funds, all risks associated with the eligible underlying funds apply to the Separate Account. To the extent the Separate Account invests more of its assets in one underlying fund than another, the Separate Account will have greater exposure to the risks of the underlying fund.

Security Transactions and Investment Income
Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date and the amounts distributed to the Sub-account for its share of dividends and capital gain distributions, if any, are reinvested in additional full and fractional shares of the related mutual funds. Capital gain distributions, if any, received from the underlying mutual funds are recorded as Realized gain distributions within the net realized and unrealized gain/(loss) on investments section of the Statement of Operations of the applicable Sub-accounts.
Federal Income Taxes
The operations of each of the Sub-accounts of the Separate Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Sub-accounts of the Separate Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.
Segment Reporting

In accordance with Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (ASU 2023-07), the Empower Product Team acts as the Separate Account's chief operating decision maker (CODM) and is responsible for assessing performance and allocating resources with respect to the Separate Account. The CODM has concluded that each Sub-account of the Separate Account operates as a single operating segment based on the fact that each has a single investment strategy as disclosed in its prospectus, against which the CODM assesses the performance, and it is the level at which discrete financial information is available. The financial information provided to and reviewed by the CODM is presented within the Separate Account's financial statements.
Application of Recent Accounting Pronouncements
In December 2023, the FASB issued Accounting Standards Update 2023-09 (ASU 2023-09), Income Taxes (Topic 740): Improvements to Income Tax Disclosures. ASU 2023-09 enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. The Separate Account’s adoption of ASU 2023-09 did not have a material impact on the financial statements.
Due from (due to) the Company
Due from (due to) the Company represents the variance between investments and reserves applicable to the Sub-account.
Purchase Payments Received
Purchase payments received from contract owners by the Company are credited as accumulation units, and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Sub-accounts.
Net Transfers
The amounts reported as Net transfers on the Statement of Changes in Net Assets of the applicable Sub-accounts include transfers between Sub-accounts of the Separate Account as well as transfers between other investment options of the Company, not included in the Separate Account.
Other, Net
The amounts reported as Other, net on the Statement of Changes in Net Assets of the applicable Sub-accounts consist of loans from participant accounts and loan repayments to participant accounts.

2. PURCHASES AND SALES OF INVESTMENTS
The cost of purchases and proceeds from sales of investments for the year ended December 31, 2025, were as follows:

Sub-account	Purchases	Sales
AST Aggressive Asset Allocation Portfolio	$2,194,247	$1,506,467
AST Balanced Asset Allocation Portfolio	2,005,647	3,190,356
AST Preservation Asset Allocation Portfolio	272,689	2,264,721
PGIM 60/40 Allocation Fund - Class R6	28,739,111	15,554,179
PGIM Balanced Fund - Class Z	3,107,838	3,586,063
Vanguard Balanced Index Fund - Institutional Shares	13,685,972	40,519,524
3. EXPENSES
Deductions for Assumption of Mortality and Expense Risk
The Company assumes mortality and expense risks related to the operations of the Separate Account. It deducts a daily charge from the unit value of each Sub-account equal to an effective annual rate disclosed below. If applicable, this charge is recorded as Mortality and expense risk in the Statement of Operations of the applicable Sub-accounts.
ERSA and ERSA II: 1.60%
ERSA Ill and ERSA VII: 1.75%
ERSA IV: 1.75% for Plan Type A, 1.50% for Plan Type B
ERSA VI: 1.50%
ERSA VIII: 0.00%
ERSA IX: 0.00%
Contract Maintenance Charges
A contract maintenance charge of up to $150 per year may be assessed on a quarterly basis. This charge may vary by contract type. This charge is assessed as a redemption of units and is recorded as Contract maintenance charges on the Statement of Changes in Net Assets of the applicable Sub-account.
Participant Loan Charges
For ERSA IV, the Company charges a loan application fee, the greatest of which currently is $100, which is deducted from the participant account at the time the loan is initiated. The Company also charges a loan maintenance fee, the greatest of which currently is $60 per year for record keeping and other administrative services provided in connection with the loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly. Under certain plans, the plan sponsor may pay loan fees, on behalf of participants in ERSA IV. This charge is a contract level charge assessed through the redemption of units.
For ERSA VI, the Company charges a loan application fee, the greatest of which currently is $50, which is deducted from the participant account at the time the loan is initiated. The Company also charges a loan maintenance fee, the greatest of which currently is $25 per year for record keeping and other administrative services provided in connection with the loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly within Other, net on the Statements of Changes in Net Assets.
Deductions for Premium Taxes
Some states and municipalities impose premium based taxes, which currently range from 0% to 3.5%. A charge may be imposed against the Separate Account for these tax obligations. This charge is a contract level charge assessed through the redemption of units within Other, net on the Statements of Changes in Net Assets.

Transfer Fees
A fee of up to $30 per transfer may be imposed for each transfer in excess of 12 in a contract year. Currently, this fee is waived. This charge is a contract level charge assessed through the redemption of units within Net transfers between other Sub-accounts or fixed rate option on the Statements of Changes in Net Assets.
Guaranteed Benefit Charges
Each annuity funded through the Separate Account offers a standard guaranteed minimum withdrawal benefit named lncomeFlex. Each annuity may also offer an optional spousal benefit, which allows the continuation of the lncomeFlex benefit for the lifetime of an eligible spouse.
For the ERSA, ERSA II and ERSA VIII, the charge for the standard benefit and optional spousal benefit is deducted on a daily basis from the net assets of each Sub-account. The maximum charge for the standard lncomeFlex benefit is 1.45%. The maximum additional charge for the Spousal lncomeFlex benefit is 0.6%. Therefore, the maximum total charge for the spousal benefit is 2.05%.
For ERSA III, ERSA IV, ERSA VI, ERSA VII, and ERSA IX there is a standard and optional spousal benefit, however, there is no additional charge for the optional spousal benefit, rather there is a reduced insurance benefit. The maximum charges for lncomeFlex for the respective products are as follows:
ERSA Ill: 1.50%
ERSA IV: 1.50% for Plan Type A and Plan Type B
ERSA VI: 1.50%
ERSA VII: 1.50%
ERSA IX: 1.50%
These charges are in addition to the other contract level charges and underlying mutual fund operating expenses. Current charges may be lower than these maximums. These charges are assessed through a reduction in unit values and disclosed as Mortality and expense risk on the Statement of Operations.
4. SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2025, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued, April 2, 2026. No subsequent events requiring adjustments or disclosures have occurred.
5. FINANCIAL HIGHLIGHTS
For each active Sub-account of the Separate Account, the accumulation units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds), and total return ratios for each year or period ended December 31 are included on the following pages. Unit values in the financial highlights are presented in order from the unit value associated with the highest expense ratio to the unit value associated with the lowest expense ratio. Because unit values on the Statement of Assets and Liabilities are calculated on an aggregated basis, they may not fall within the ranges presented in the financial highlights.
The Expense Ratios are presented as a range from lowest to highest and represent the annualized contract expenses of the respective Sub-accounts of the Separate Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Sub-accounts with a date notation indicate the effective date that the investment option was available in the Separate Account. As the total returns for the Sub-accounts of the Separate Account are presented as a range based on product groupings representing the highest and lowest expense ratios, total returns for individual contracts may not fall within the ranges presented.
The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Sub-account from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-account invests.

	At December 31					For the year ended December 31
	Units (000s)				Net Assets (000s)	Investment Income Ratio	Expense Ratio
		Unit Value					Lowest	—	Highest	Total Return Ratio

	AST Aggressive Asset Allocation Portfolio (1)
2025	662	$27.04	to	$27.96	$18,444	0.00%	0.95%	to	1.45%	14.50%	to	15.07%
2024	627	$23.62	to	$24.30	$15,199	0.00%	0.95%	to	1.45%	12.74%	to	13.29%
2023	588	$20.95	to	$21.45	$16,668	0.00%	0.95%	to	1.45%	16.40%	to	16.98%
2022	742	$18.00	to	$18.33	$13,590	0.00%	0.95%	to	1.45%	(18.10)%	to	(17.69)%
2021	446	$21.98	to	$22.27	$9,919	0.00%	0.95%	to	1.45%	15.29%	to	15.87%
(1) AST Capital Growth Asset Allocation Portfolio, name changed to AST Aggressive Asset Allocation Portfolio, effective May 01, 2025.

	AST Balanced Asset Allocation Portfolio
2025	836	$24.02	to	$24.83	$20,515	0.00%	0.95%	to	1.45%	12.70%	to	13.27%
2024	880	$21.31	to	$21.93	$19,113	0.00%	0.95%	to	1.45%	10.30%	to	10.87%
2023	704	$19.32	to	$19.78	$17,638	0.00%	0.95%	to	1.45%	14.10%	to	14.67%
2022	918	$16.94	to	$17.25	$15,750	0.00%	0.95%	to	1.45%	(17.46)%	to	(17.05)%
2021	794	$20.52	to	$20.80	$16,455	0.00%	0.95%	to	1.45%	11.22%	to	11.78%

	AST Preservation Asset Allocation Portfolio
2025	366	$18.84	to	$19.49	$7,060	0.00%	0.95%	to	1.45%	9.72%	to	10.27%
2024	473	$17.17	to	$17.67	$8,313	0.00%	0.95%	to	1.45%	6.24%	to	6.78%
2023	420	$16.17	to	$16.55	$8,294	0.00%	0.95%	to	1.45%	10.17%	to	10.72%
2022	511	$14.67	to	$14.95	$7,617	0.00%	0.95%	to	1.45%	(16.83)%	to	(16.42)%
2021	536	$17.64	to	$17.88	$9,566	0.00%	0.95%	to	1.45%	4.71%	to	5.24%

	PGIM 60/40 Allocation Fund - Class R6
2025	7,035	$19.10	to	$19.64	$134,917	3.58%	1.00%	to	1.15%	12.28%	to	12.45%
2024	6,609	$17.01	to	$17.46	$112,780	5.67%	1.00%	to	1.15%	14.93%	to	15.02%
2023	8,453	$14.80	to	$15.18	$102,713	3.14%	1.00%	to	1.15%	17.75%	to	17.75%
2022	6,629	$12.57	to	$12.89	$83,611	2.67%	1.00%	to	1.15%	(16.60)%	to	(16.48)%
2021	5,790	$15.04	to	$15.44	$87,416	7.37%	1.00%	to	1.15%	15.04%	to	15.21%

	At December 31					For the year ended December 31
	Units (000s)				Net Assets (000s)	Investment Income Ratio	Expense Ratio
		Unit Value					Lowest	—	Highest	Total Return Ratio

	PGIM Balanced Fund - Class Z
2025	825	$32.53	to	$36.57	$28,519	2.28%	1.00%	to	1.15%	14.46%	to	14.63%
2024	913	$28.42	to	$31.90	$27,489	2.45%	1.00%	to	1.15%	12.07%	to	12.21%
2023	1,685	$25.36	to	$28.43	$28,074	2.51%	1.00%	to	1.15%	15.74%	to	15.91%
2022	1,072	$21.91	to	$24.53	$24,988	1.96%	1.00%	to	1.15%	(17.01)%	to	(16.89)%
2021	1,020	$26.41	to	$29.51	$28,686	1.63%	1.00%	to	1.15%	13.40%	to	13.57%

	Vanguard Balanced Index Fund - Institutional Shares
2025	8,397	$28.44	to	$21.73	$193,962	2.19%	1.00%	to	1.20%	12.24%	to	12.46%
2024	10,154	$25.33	to	$19.32	$207,394	2.15%	1.00%	to	1.20%	13.23%	to	13.45%
2023	4,776	$22.37	to	$17.03	$212,948	2.15%	1.00%	to	1.20%	16.18%	to	16.42%
2022	12,067	$19.26	to	$14.59	$186,400	1.81%	1.15%	to	1.20%	(17.86)%	to	(17.81)%
2021	12,043	$23.44	to	$17.75	$227,256	1.46%	1.15%	to	1.20%	12.84%	to	12.90%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Contract Owners of EAIC Variable Contract Account A and the Board of Directors of Empower Annuity Insurance Company

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the Sub-accounts listed in Appendix A of EAIC Variable Contract Account A (the “Separate Account”), as of December 31, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes, which include the financial highlights (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Sub-accounts constituting the Separate Account as of December 31, 2025, and the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended December 31, 2021, were audited by other auditors, whose report, dated April 13, 2022, expressed an unqualified opinion on such financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.
/s/ DELOITTE & TOUCHE LLP
Denver, Colorado
April 2, 2026
We have served as the auditor of one or more Empower Annuity Insurance Company of America separate accounts since 1981.

Appendix A – List of Sub-accounts of EAIC Variable Contract Account A

AST Aggressive Asset Allocation Portfolio (formerly, AST Capital Growth Asset Allocation Portfolio)
AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
PGIM 60/40 Allocation Fund - Class R6
PGIM Balanced Fund - Class Z
Vanguard Balanced Index Fund - Institutional Shares

Empower Annuity Insurance Company, (a wholly-owned subsidiary of Empower Annuity Insurance Company of America)
Audited Annual Statutory Financial Statements

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus as of December 31, 2025 and 2024, and Related Statutory Statements of Operations, Changes in Capital and Surplus and Cash Flows, and Notes to the Financial Statements for Each of the Three Years in the Period Ended December 31, 2025, and Independent Auditor's Report

Financial Statements and Supplementary Data

INDEPENDENT AUDITOR'S REPORT
To the Audit Committee of
Empower Annuity Insurance Company of America
Greenwood Village, Colorado

Opinions
We have audited the statutory-basis financial statements of Empower Annuity Insurance Company (the "Company") (a wholly owned subsidiary of Empower Annuity Insurance Company of America), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2025 and 2024, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2025, and the related notes to the statutory-basis financial statements (collectively referred to as the "statutory-basis financial statements").
Unmodified Opinion on Statutory-Basis of Accounting
In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department described in Note 1.
Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.
Basis for Opinions
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Connecticut Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Connecticut Insurance Department. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter
The Company engages in various related-party transactions with affiliates under common control as discussed in Note 3 to the statutory-basis financial statements. The accompanying statutory-basis financial statements are not necessarily indicative of the conditions that would have existed or the results of operations that would prevail if the Company had been operated as an unaffiliated company. Our opinion is not modified with respect to this matter.
Responsibilities of Management for the Statutory-Basis Financial Statements
Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Connecticut Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.
Auditor's Responsibilities for the Audit of the Statutory-Basis Financial Statements
Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
Report on Supplemental Schedules
Our 2025 audit was conducted for the purpose of forming an opinion on the 2025 statutory-basis financial statements as a whole. The supplemental schedule of selected statutory financial data, the summary investment schedule, the supplemental investment risks interrogatories, and the supplemental schedule regarding reinsurance contracts with risk limiting features as of and for the year ended December 31, 2025, are presented for purposes of additional analysis and are not a required part of the 2025 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2025 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2025 statutory-basis financial statements as a whole.

/s/ Deloitte & Touche LLP
Denver, Colorado
March 31, 2026

EMPOWER ANNUITY INSURANCE COMPANY
Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus
December 31, 2025 and 2024
(In Thousands, Except Share Amounts)

	December 31,
	2025	2024
Admitted assets
Cash and invested assets:
Bonds	$19,687,369	$17,444,197
Mortgage loans (net of allowances of $30,127 and $30,127)	3,159,078	3,753,358
Cash, cash equivalents and short-term investments	1,120,545	1,030,523
Derivatives	21,461	119,263
Other invested assets	525,091	440,921
Total cash and invested assets	24,513,544	22,788,262

Investment income due and accrued	177,207	151,995
Due from affiliates	20,949	180,637
Other assets	218,213	295,935
Assets from separate accounts	107,898,490	84,016,240
Total admitted assets	$132,828,403	$107,433,069

Liabilities, capital and surplus
Liabilities:
Liability for deposit-type contracts	$20,815,890	$19,213,296
Reserves for life insurance and annuities	219,907	235,216
Asset valuation reserve	272,372	233,038
Due to parent and affiliates	22,236	46,687
Derivatives	62,973	21,996
Funds held payable to reinsured companies	2,352,559	2,395,201
Other liabilities	166,843	252,995
Liabilities from separate accounts	107,898,490	84,016,240
Total liabilities	131,811,270	106,414,669

Commitments and contingencies (see Note 12)

Capital and surplus:
Common stock, $100 par value; 30,000 shares authorized; 25,000 shares issued and outstanding	2,500	2,500
Gross paid in and contributed surplus	943,498	943,498
Unassigned funds	71,135	72,402
Total capital and surplus	1,017,133	1,018,400

Total liabilities, capital and surplus	$132,828,403	$107,433,069

See notes to statutory financial statements.

EMPOWER ANNUITY INSURANCE COMPANY
Statutory Statements of Operations
Years Ended December 31, 2025, 2024 and 2023
(In Thousands)

	Year Ended December 31,
	2025	2024	2023
Income:
Premium income and annuity consideration	$163,646	$294,101	$778,816
Net investment income	807,065	848,801	883,552
Reserve adjustment for reinsurance ceded	(160,849)	(434,737)	(137,811)
Income from separate account investment management fees	293,306	271,630	309,947
Other income	275,520	326,728	280,343
Total income	1,378,688	1,306,523	2,114,847

Expenses:
Annuity benefits	6,516	16,406	26,117
Surrenders benefits	523,621	728,026	903,059
Interest on deposit-type contracts	567,709	609,624	593,733
(Decrease) increase in aggregate reserves for life policies and contracts	(15,309)	(16,758)	16,118
Total benefits	1,082,537	1,337,298	1,539,027

Net transfers from (to) separate accounts	(469,844)	(806,796)	(239,354)
Other insurance expenses	699,432	595,700	674,911
Total benefits and expenses	1,312,125	1,126,202	1,974,584

Net gain from operations before federal income taxes and net realized capital losses	66,563	180,321	140,263
Federal income tax expense	29,799	39,829	49,883
Net gain from operations before net realized capital losses	36,764	140,492	90,380
Net realized capital losses, net of federal income tax benefit of $22,190, $12,578 and $27,627 and transfers to interest maintenance reserve	83,478	47,374	103,935
Net (loss) income	$(46,714)	$93,118	$(13,555)

See notes to statutory financial statements.

EMPOWER ANNUITY INSURANCE COMPANY
Statutory Statements of Changes in Capital and Surplus
Years Ended December 31, 2025, 2024 and 2023
(In Thousands)

	Year Ended December 31,
	2025	2024	2023

Capital and surplus, beginning of year	$1,018,400	$937,165	$1,522,824

Net (loss) income	(46,714)	93,118	(13,555)
Dividends to stockholder	—	—	(459,000)
Change in net unrealized capital gains (losses), net of income taxes	71,567	75,151	(20,283)
Change in net deferred income taxes	58,989	53,944	78,535
Change in non-admitted assets	(41,272)	(25,613)	(69,881)
Change in asset valuation reserve	(39,334)	(77,485)	(49,480)
Change in surplus as a result of reinsurance	(32,762)	(37,880)	(51,995)
Correction of prior period error	28,259	—	—
Net change in capital and surplus for the year	(1,267)	81,235	(585,659)

Capital and surplus, end of year	$1,017,133	$1,018,400	$937,165

See notes to statutory financial statements.

EMPOWER ANNUITY INSURANCE COMPANY
Statutory Statements of Cash Flows
Years Ended December 31, 2025, 2024 and 2023
(In Thousands)

	Year Ended December 31,
	2025	2024	2023
Operating activities:
Premium income, net of reinsurance	$165,429	$295,861	$778,816
Investment income received, net of investment expenses paid	854,539	946,279	979,381
Other miscellaneous income received	534,542	560,477	538,294
Net transfers from separate accounts	469,740	806,455	239,374
Benefit and loss related payments, net of reinsurance	(690,985)	(1,202,706)	(1,043,451)
Federal income taxes paid, net	(16,379)	(31,369)	(16,220)
Commissions, other expenses and taxes paid	(679,821)	(628,823)	(669,426)
Net cash provided by operating activities	637,065	746,174	806,768

Investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	3,937,945	2,271,504	3,444,453
Mortgage loans	910,010	929,584	569,399
Other invested assets	91,842	50,905	9,101
Miscellaneous proceeds	51	23,202	(79)
Cost of investments acquired or originated:
Bonds	(4,546,999)	(628,661)	(1,045,598)
Stocks	(6,486)	—	—
Mortgage loans	(16,000)	(109,386)	(541,250)
Other invested assets	(158,195)	(260,774)	(218,021)
Miscellaneous applications	(1,708)	(17,934)	(20,852)
Net cash provided by investing activities	210,460	2,258,440	2,197,153

Financing and miscellaneous activities:
Dividends to stockholder	—	—	(459,000)
Net withdrawals on deposit-type contracts and other insurance liabilities	(1,120,270)	(2,606,654)	(1,986,680)
Other	362,767	(298,165)	(194,244)
Net cash used in financing and miscellaneous activities	(757,503)	(2,904,819)	(2,639,924)

Net increase in cash, cash equivalents and short-term investments and restricted cash	90,022	99,795	363,997
Cash, cash equivalents and short-term investments and restricted cash:
Beginning of year	1,030,523	930,728	566,731
End of year	$1,120,545	$1,030,523	$930,728

See notes to statutory financial statements.

EMPOWER ANNUITY INSURANCE COMPANY
Statutory Statements of Cash Flows
Years Ended December 31, 2025, 2024 and 2023
(In Thousands)

The Statutory Statement of Cash Flows excludes the following non-cash transactions:
	Year Ended December 31,
	2025	2024	2023

Bonds (1)	1,618,535	—	—
Mortgages (1)	257,600	—	—
Investment income due and accrued (1)	14,191	—	—
Deposit-type contracts (1)	(2,155,153)	—	—

(1) Assumed as part of the retrocession agreement with Empower Life & Annuity Insurance Company of New York (“ELAINY”). Refer to Note 7 for additional details on the transaction.

See notes to statutory financial statements.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)
1. Organization and Basis of Presentation

Organization

Empower Annuity Insurance Company ("EAIC" or the "Company") provides retirement investment and income products and services to public, private, and not-for-profit organizations. Specifically, the Company offers plan sponsors and their participants a broad range of products and services to assist in the delivery and administration of qualified and non-qualified defined contribution and defined benefit retirement plans, including recordkeeping and administrative services, comprehensive investment offerings and advisory services to assist plan sponsors in managing fiduciary obligations.

The Company is a wholly-owned subsidiary of Empower Annuity Insurance Company of America ("EAICA"). EAICA is a direct wholly-owned subsidiary of Empower Holdings, LLC. ("EHL"), formerly known as Empower Holdings, Inc. ("EHI"), a direct wholly-owned subsidiary of Great-West Lifeco U.S. LLC ("Lifeco U.S.") and an indirectly wholly-owned subsidiary of Great-West Lifeco Inc. ("Lifeco"), a Canadian holding company. The Company is incorporated as a stock life insurance company in the state of Connecticut and is subject to regulation by the Connecticut Insurance Department (the "CT Department"). It is qualified to conduct business in all states within the United States ("U.S.") as well as the District of Columbia and Puerto Rico.

The Company and its affiliates have significant interdependencies and related party transactions, as described in Note 3. The statutory financial statements have been prepared from the separate records maintained by the Company and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Company had been operated as an unaffiliated company.
Basis of Presentation

The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the CT Department. The CT Department requires that insurance companies domiciled in the state of Connecticut prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual ("NAIC SAP"), subject to any deviations prescribed or permitted by the CT Department.

Statutory accounting principles vary in some respects from accounting principles generally accepted in the United States of America ("GAAP"). The more significant of these differences are as follows:

•    Bonds, including asset-backed securities (collectively referred to as "bonds"), are carried at statutory adjusted carrying value in accordance with the National Association of Insurance Commissioners ("NAIC") designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the asset-backed securities ratings methodology, or (c) for perpetual bonds that do not possess an effective call option, is carried at fair value regardless of NAIC designation. Under GAAP, bonds are carried at amortized cost for securities classified as held-to-maturity and fair value for securities classified as available-for-sale and held-for-trading.

•    Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Under GAAP, short-term investments include securities purchased with investment intent and with remaining maturities, at the time of acquisition, of one year or less.

•    As prescribed by the NAIC, the asset valuation reserve (“AVR”) is computed in accordance with a prescribed formula and represents a provision for possible non-interest related fluctuations in the value of bonds, equity securities, mortgage loans, and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus. This type of reserve is not necessary or required under GAAP.

•    As prescribed by the NAIC, the interest maintenance reserve (“IMR”) consists of net accumulated unamortized realized capital gains and losses, net of income taxes, on sales or interest related impairments of bonds and derivative investments attributable to changes in the general level of interest rates. Such gains or losses are initially deferred and then amortized into income over the remaining period to maturity, based on groupings of individual securities sold in five-year bands. An IMR asset is designated as an admitted asset for net negative (disallowed) IMR up to 10% of prior period adjusted capital and surplus and 10% of current period unadjusted capital and surplus, and is recorded as an increase to capital and surplus. An IMR asset is designated as a non-admitted asset for net negative (disallowed) IMR above this threshold and is recorded as a reduction to capital and surplus. Under GAAP, realized gains and losses are recognized in income in the period in which a security is sold.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•    As prescribed by the NAIC, an other-than-temporary impairment (“OTTI”) is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Under GAAP, if either (a) management has the intent to sell a bond investment or (b) it is more likely than not the Company will be required to sell a bond investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the bond investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond investment prior to impairment) is less than the amortized cost basis of the bond investment (referred to as the credit loss portion), an OTTI is considered to have occurred.

Under GAAP, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings through realized capital losses; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in accumulated other comprehensive income (loss). As prescribed by the NAIC, non-interest related OTTI is only bifurcated on asset-backed securities. Factors related to interest and other components do not have a financial statement impact and are disclosed in “Unrealized losses” in the notes to the statutory financial statements.

•    Derivatives that qualify for hedge accounting are carried at the same valuation method as the underlying hedged asset, while derivatives that do not qualify for hedge accounting are carried at fair value. Under GAAP, all derivatives, regardless of hedge accounting treatment, are recorded on the balance sheet in other assets or other liabilities at fair value. As prescribed by the NAIC, for those derivatives which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Under GAAP, if the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income and are recognized in the income statements when the hedged item affects earnings. Changes in fair value resulting from foreign currency translations are recorded in either AOCI or net investment income, consistent with where they are recorded on the underlying hedged asset or liability. Changes in the fair value, including changes resulting from foreign currency translations, of derivatives not eligible for hedge accounting or where hedge accounting is not elected and the over effective portion of cash flow hedges are recognized in investment gains (losses) as a component of net income in the period of the change. Realized foreign currency transactional gains and losses on derivatives subject to hedge accounting are recorded in net investment income, whereas those on derivatives not subject to hedge accounting are recorded in investment gains (losses). As prescribed by the NAIC, upon termination of a derivative that qualifies for hedge accounting, the gain or loss is recognized in income in a manner that is consistent with the hedged item. Alternatively, if the item being hedged is subject to IMR, the gain or loss on the hedging derivative is realized and is subject to IMR upon termination. Under GAAP, gains or losses on terminated contracts that are effective hedges are recorded in earnings in net investment income or other comprehensive income. The gains or losses on terminated contracts where hedge accounting is not elected, or contracts that are not eligible for hedge accounting, are recorded in investment gains (losses).

•Acquisition costs, such as commissions and other costs incurred in connection with acquiring new business, are charged to operations as incurred, rather than deferred and amortized over the lives of the related contracts as under GAAP.

•Deferred income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned funds (deficit), whereas under GAAP deferred taxes are included in the determination of net income.

•The Company evaluates its assets in accordance with statutory guidance to determine admissibility. As prescribed by the NAIC, assets such as certain other invested assets, deferred income taxes, and other miscellaneous assets may be partially or fully non-admitted based on regulatory limitations and collectability considerations. In addition, certain asset classes, including reinsurance recoverables and cash and short-term investments, are generally fully admitted unless specific circumstances require non-admission. Changes in the non-admitted portion of assets are recorded directly to unassigned surplus in the period in which such determinations are made. Under GAAP, all assets are recorded and included within the financial statements, and capital and surplus is the statutory equivalent of stockholders' equity.

•Certain assets, including various receivables, furniture and equipment and prepaid assets, are designated as non-admitted assets and are recorded as a reduction to capital and surplus, whereas they are recorded as assets under GAAP.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

•For statutory accounting, business combinations must either create a parent-subsidiary relationship (statutory purchase) or there must be an exchange of equity with one surviving entity (statutory merger). Under GAAP, an integrated set of activities and assets that are capable of being conducted and managed for the purpose of providing economic benefits to its investors can meet the definition of a business. As such, under GAAP, certain reinsurance agreements could be accounted for as a business acquisition.

•For statutory purchases, the excess of the cost of acquiring an entity over the Company’s share of the book value of the acquired entity is recorded as goodwill which is admissible subject to limitations and is amortized over the period in which the Company benefits economically, not to exceed ten years. For statutory mergers, no acquisition is recognized because it is accomplished without exchanging resources. As such, the recorded assets, liabilities, and surplus of the acquired company (adjusted to conform to statutory accounting principles) will be carried forward into the combined company. Under GAAP in a business combination, the excess of the cost of acquiring an entity over the acquisition-date fair value of identifiable assets acquired and liabilities assumed is allocated between goodwill, indefinite-lived intangible assets and definite-lived intangible assets. Goodwill and indefinite-lived intangible assets are not amortized and definite-lived intangible assets are amortized over their estimated useful lives under GAAP.

•Aggregate reserves for insurance policies and contracts are based on statutory mortality and interest requirements and without consideration of withdrawals, which differ from reserves established under GAAP that are based on assumptions using Company experience for mortality, interest, and withdrawals.

•Changes in separate account values from cash transactions are recorded as premium income and benefit expenses whereas they do not impact the statement of operations under GAAP and are presented only as increases or decreases to account balances.

•Benefit payments and the related decrease in policy reserves are recorded as expenses for all contracts subjecting the Company to any mortality risk. Under GAAP, such benefit payments for life and annuity contracts without significant mortality risks are recorded as direct reductions to the policy reserve liability.

•Premium receipts and the related increase in policy reserves are recorded as revenues and expenses, respectively, for all contracts subjecting the Company to any mortality risk. Under GAAP, such premium receipts for life and annuity contracts without significant mortality risks are recorded as direct credits to the policy reserve liability.

•Comprehensive income and its components are not presented in the statutory financial statements.

•The Statutory Statement of Cash Flows is presented based on a prescribed format for statutory reporting. For purposes of presenting statutory cash flows, cash includes cash equivalents and short-term investments. Under GAAP, the statement of cash flows is typically presented based on the indirect method and cash excludes short-term investments.

•For statutory accounting purposes, policy and contract liabilities ceded to reinsurers are reported as reductions of the related reserves. Losses generated in certain reinsurance transactions are recognized immediately in income, with gains reported as a separate component of surplus and amortized over the remaining life of the business. As prescribed by the Department, ceded reserves are limited to the amount of direct reserves. Under GAAP, ceded future policy benefits and contract owner liabilities are reported as reinsurance recoverables. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the balance sheet and are stated net of allowance for uncollectible reinsurance, which are charged to earnings. Cost of reinsurance (i.e. the net cash flows which include reinsurance premiums, ceding commissions, etc.) are deferred and amortized over the remaining life of the business.

•For statutory accounting purposes, restatements of prior periods in an Annual Statement are generally not required unless mandated by a state insurance regulator.

Use of estimates

The preparation of financial statements in conformity with statutory accounting principles requires the Company’s management to make a variety of estimates and assumptions. These estimates and assumptions affect, among other things, the reported amounts of admitted assets and liabilities, the disclosure of contingent liabilities and the reported amounts of revenues and expenses. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments and derivatives in the absence of quoted market values, impairment of investments and derivatives, valuation of policy benefit liabilities and the valuation of deferred tax assets. Actual results could differ from those estimates.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)
Corrections of errors
During the preparation of the 2025 statutory financial statements, the Company identified prior period errors related to the classification of certain items. As a result of finalizing an acquisition migration and related clean up, the Company determined that interest on deposit-type contracts and other liabilities were overstated. In addition, IMR-related omissions overstated other assets and understated net investment income and other insurance expenses. The errors had the following impact on the 2024 annual Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus and Statutory Statement of Operations:

Amount
Net investment income	$(2,048)
Other insurance expense	(15,515)
Other assets	13,467
Interest on deposit-type contracts	41,726
Other liabilities	41,726

The 28.3 million net impact was recorded in Unassigned funds in 2025 in accordance with Statement of Statutory Accounting Principles No. 3 Accounting Changes and Corrections of Errors. The correction of these prior year errors had no net impact on the 2025 summary of operations lines.

2. Significant Accounting Policies

Investments

Investments are reported as follows:

•In accordance with the NAIC SAP, the adjusted carrying value amounts of certain assets are gross of non-admitted assets.

•Bonds are carried at statutory adjusted carrying value in accordance with the NAIC designation of the security. Carrying value is amortized cost, unless the bond is either (a) designated as a six, in which case it is the lower of amortized cost or fair value or (b) required to be carried at fair value due to the asset-backed securities ratings methodology. The Company recognizes the acquisition of its public bonds on a trade-date basis and its private placement investments on a funding date basis. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value. Make-whole call provisions, which allow the bond to be called at any time, are not considered in determining the timeframe for amortizing the premium or discount unless the Company has information indicating the issuer is expected to invoke the make-whole call provision. Bonds are classified and reported as issuer credit obligations (“ICOs”) or asset-backed securities (“ABS”) in accordance with the NAIC Principles-Based Bond Definition Project. Prior period references to loan-backed and structured securities reflect the terminology in effect at that time, and the terminology change does not impact classification, measurement, or reported amounts.

•Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses not subject to IMR, including those from foreign currency translations, are included in net realized capital gains (losses).

•The Company holds one Securities Valuation Office ("SVO") Identified bond ETF reported on Schedule D-1. This ETF is reported at fair value, and the Company has made an irrevocable decision to hold this one ETF at systematic value.

•The recognition of income on certain investments (e.g. asset-backed securities, including mortgage-backed and other collateralized securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and other collateralized securities are monitored monthly, and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments. Prepayment assumptions are based on the average of recent historical prepayments and are obtained from broker/dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.
•Mortgage loans consist primarily of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts, allowances for credit losses, and foreign currency translations. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the effective interest method. Non-refundable prepayment penalty and origination fees are recognized in net investment income upon receipt.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above-mentioned credit quality indicators, into one of the following categories:

•Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.

•Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are evaluated for impairment.

The adequacy of the Company’s allowance for credit loss is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage allowance for credit loss and mortgage impairments involves judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage allowance for credit loss and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated primarily through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectible. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. The accrual of interest is discontinued when concerns exist regarding the realization of loan principal or interest. The Company resumes interest accrual on loans when a loan returns to current status or under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

•Limited partnership interests are included in other invested assets and are accounted for using net asset value per share ("NAV") as a practical expedient to fair value. The Company uses NAV as a practical expedient on partnership interests in investment companies where it has a minority equity interest and no significant influence over the entity’s operations.
•Residual tranches or interests, including the Company's preferred-share interests in CLO warehouse structures, are classified as other invested assets and are carried at Book/Adjusted Carrying Value (BACV). The cost recovery method is applied as a practical expedient in accordance with statutory accounting guidance. Under this method, all distributions received are treated as a reduction of BACV, and no investment income is recognized until the residual tranche has a BACV of zero.
•Common stocks, other than stocks of the Federal Home Loan Bank (“FHLB”), are recorded at fair value based on the most recent closing price of the common stock as quoted on its exchange. Common stocks of the FHLB are reported at cost. The net unrealized gain or loss on common stocks is reported as a component of surplus.

•Short-term investments include all investments whose remaining maturities, at the time of acquisition, are three months to one year. Cash equivalent investments include all investments whose remaining maturities, at the time of acquisition, are three months or less. Both short-term and cash equivalent investments, excluding money market mutual funds, are stated at amortized cost, which approximates fair value. Cash equivalent investments also include highly liquid money market funds that are traded in an active market and are carried at fair value.
•The Company’s OTTI accounting policy requires that a decline in the value of a bond below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. An OTTI is recorded (a) if it is probable that the Company will be unable to collect all amounts due according to the contractual terms in effect at the date of acquisition, (b) if the Company has the intent to sell the investment or (c) for non-interest related declines in value and where the Company does not have the intent and ability at the reporting date, to hold the bond until its recovery. Management considers a wide range of factors, as described below, regarding the bond issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the bond are assumptions and estimates about the operations and ability to generate future cash flows. While all available information is taken into account, it is difficult to predict the ultimate recoverable amount from a distressed or impaired bond.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)
Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•The extent to which estimated fair value is below cost;

•Whether the decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;

•The length of time for which the estimated fair value has been below cost;

•Downgrade of a bond investment by a credit rating agency;

•Deterioration of the financial condition of the issuer;

•The payment structure of the bond investment and the likelihood of the issuer being able to make payments in the future; and

•Whether dividends have been reduced or eliminated or scheduled interest payments have not been made.

For asset-backed securities, if management does not intend to sell the bond and has the intent and ability to hold the bond until recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the bond prior to impairment) is less than the amortized cost basis of the bond (referred to as the non-interest loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the non-interest loss is recognized in current period earnings through realized capital gains (losses); and the amount attributed to other factors does not have any financial impact and is disclosed only in the notes to the statutory financial statements. The calculation of expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination.

For issuer credit obligations, if management does not intend to sell the bond and has the intent and ability to hold but does not expect to recover the entire cost basis, an OTTI is considered to have occurred. A charge is recorded in net realized capital gains (losses) equal to the difference between the fair value and cost or amortized cost basis of the bond. After the recognition of an OTTI, the bond is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in net income. The difference between the new amortized cost basis and the expected future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the bond.

Fair value

Certain assets and liabilities are recorded at fair value on the Company’s Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value into a three level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities have been categorized based upon the following fair value hierarchy:

•Level 1 inputs which are utilized for general and separate account assets and liabilities, utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Financial assets utilizing Level 1 inputs include certain mutual funds.

•Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs, which are utilized for general and separate account assets and liabilities, include quoted prices for similar assets and liabilities in active markets and inputs, other than quoted prices, that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For general and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

•Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows and news sources.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)
•Separate account assets and liabilities - various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data.

Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
The fair value of certain investments in the separate accounts and limited partnerships are estimated using net asset value per share as a practical expedient and are excluded from the fair value hierarchy levels in Note 5. These net asset values are based on the fair value of the underlying investments, less liabilities.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices, and takes into account the characteristics of the Company’s securities.

Derivative financial instruments

The Company enters into derivative transactions which include the use of interest rate swaps, interest rate floor and equity options, cross-currency swaps, foreign currency forwards, U.S. government treasury futures contracts, and futures on equity indices. The Company uses these derivative instruments to manage various risks, including interest rate and foreign currency exchange rate risk associated with its invested assets and liabilities. Derivative instruments are not used for speculative reasons. Certain of the Company’s over-the-counter (“OTC”) derivatives are cleared and settled through a central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

Derivatives are reported as other invested assets or other liabilities. Although some derivatives are executed under a master netting arrangement, the Company does not offset in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus the carrying value of those derivative instruments and the related cash collateral or net derivative receivables and payables executed with the same counterparty under the same master netting arrangement. Derivatives that qualify for hedge accounting treatment are valued using the valuation method (either amortized cost or fair value) consistent with the underlying hedged asset or liability. At inception of a derivative transaction, the hedge relationship and risk management objective is documented and the designation of the derivative is determined based on specific criteria of the transaction. Derivatives where hedge accounting is either not elected, or that are not eligible for hedge accounting, are stated at fair value with changes in fair value recognized in unassigned surplus in the period of change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration and are generally recognized in net income and may be subject to IMR.

The Company uses derivative financial instruments for risk management purposes associated with certain invested assets and policy liabilities. Derivatives are used to (a) hedge the economic effect of a large increase in interest rates on the Company’s general account life insurance, group pension liabilities and certain separate account life insurance liabilities, (b) hedge the economic risks of other transactions such as future asset acquisitions or dispositions, the timing of liability pricing, currency risks on non-U.S. dollar denominated assets, and (c) convert floating rate assets or debt obligations to fixed rate assets or debt obligations for asset/liability management purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)
Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a money market fund. Securities pledged to the Company generally consist of U.S. government securities and are not recorded on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. Cash flows from derivative transactions, including their realized gains/(losses), are presented on a net basis as other cash provided by (used in) within cash from financing and miscellaneous activities in the Statutory Statements of Cash Flows.

Cash collateral pledged by the Company is included in other assets.

The Company may purchase a financial instrument that contains a derivative embedded in the financial instrument. Contracts that do not in their entirety meet the definition of a derivative instrument, may contain “embedded” derivative instruments implicit or explicit terms that affect some or all of the cash flows or the value of other exchanges required by the contract in a manner similar to a derivative instrument. An embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts and are consistent with the risks assumed. Life contract premiums and benefits ceded to other companies have been reported as a reduction of the premium revenue and benefit expense. Life contract premiums and benefits assumed from other companies have been reported as an increase in premium revenue and benefit expense. Invested assets and reserves ceded or assumed on deposit-type contracts are accounted for using deposit accounting. The Company establishes a receivable for amounts due from reinsurers for claims paid and other amounts recoverable under the terms of the reinsurance contract.

Net investment income

Interest income from bonds is recognized when earned. All investment income due and accrued with amounts that are deemed uncollectible or that are over 90 days past due, including mortgage loans in default (“in process of foreclosure”), is not included in investment income. Amounts over 90 days past due are non-admitted assets and are recorded as a reduction to unassigned surplus.

Net realized capital gains (losses)

Realized capital gains and losses are reported as a component of net income and are determined on a specific identification basis. Interest-related gains and losses are primarily subject to IMR, while non-interest related gains and losses are primarily subject to AVR. Realized capital gains and losses also result from the termination of derivative contracts prior to expiration and may be subject to IMR.

Due to/from parent and affiliates

Due to/from parent and affiliates represents non-interest bearing amounts which are due upon demand. Due to/from parent and affiliates include amounts receivable from or payable to Lifeco U.S. and subsidiaries of Lifeco U.S.

Funds held payable to reinsured companies

Funds withheld are payables to a certified reinsurer. Interest credited on the funds withheld payable is included as a component of other insurance expenses.

Policy reserves

Life insurance and annuity policy reserves with life contingencies are computed on the basis of statutory mortality and interest requirements and without consideration for withdrawals. Annuity contract reserves without life contingencies are computed on the basis of statutory interest requirements.

Policy reserves for life insurance are valued in accordance with the provision of applicable statutory regulations. Life insurance reserves are determined principally using the Commissioner’s Reserve Valuation Method, using the statutory mortality and interest requirements, without consideration for withdrawals. Some policies contain a surrender value in excess of the reserve as legally computed. This excess is calculated and recorded on a policy-by-policy basis.

Policy reserves ceded to other insurance companies are recorded as a reduction of the reserve liabilities. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)

Policy and contract claims include provisions for reported life claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such, amounts are estimates, and the ultimate liability may differ from the amount recorded. Any changes in estimates will be reflected in the results of operations when additional information becomes known.

The Company provides for significant claim volatility in areas where experience has fluctuated. The liabilities represent estimates of the ultimate net cost of all reported and unreported claims which are unpaid at year-end. Those estimates are subject to considerable variability in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Liability reserves for variable annuities with guarantees and universal life without secondary guarantees are valued in accordance with Principle-Based Reserving ("PBR") methods, outlined in NAIC Valuation Manual Sections 20 and 21. PBR utilizes stochastic models to calculate levels of reserves to cover future benefits that would occur during possible poor future economic conditions. Reserve estimates are determined using both company experience and prescribed assumptions, with the final liability reserve being the greatest of the two estimates and floored at the aggregate surrender value.

Premium, other income and expenses

Life insurance premiums are recognized when due. Annuity considerations are recognized as revenue when received. Life insurance premiums received in advance are recorded as a liability and recognized as income when the premiums become earned. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and record-keeping services and investment advisory services are recognized when earned in other income. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Amounts received on deposit-type contracts that do not subject the Company to significant mortality or morbidity risk are recorded as deposit liabilities and not reported as premium income. Withdrawals on such contracts are recorded as reductions of the related deposit liabilities.

Concentrations

Revenues from one customer accounted for 11% of the Company's total revenue for the year ended December 31, 2025. No other customer accounted for 10% or more of the Company’s revenues during the year ended December 31, 2025. The Company is not dependent on any single customer. The loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on the Company or any of its business agents.

Income taxes

The federal income tax expense reported in the Statutory Statements of Operations represents income taxes provided on income that is currently taxable, excluding tax on net realized capital gains and losses. A net deferred tax asset is included in the Statutory Statement of Admitted Assets, Liabilities, Capital and Surplus which is recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s statutory financial statements or tax returns. Deferred income tax assets are subject to limitations prescribed by statutory accounting principles. The change in deferred income taxes is treated as a component of the change in unassigned funds (deficit).

Accounting pronouncements

Accounting Standards Recently Adopted

In August 2023, the NAIC adopted a new concept INT 23-01: Net Negative (Disallowed) Interest Maintenance Reserve. This interpretation provides optional, limited-time guidance, which allows the admittance of net negative (disallowed) interest maintenance reserve (IMR) up to 10% of prior period adjusted capital and surplus and 10% of current period unadjusted capital and surplus, subject to qualifying requirements. The guidance was updated in August 2025, when the NAIC extended it through December 31, 2026, with automatic nullification on January 1, 2027, unless adjusted earlier or further extended. Admitted net negative (disallowed) IMR is reflected within other assets on the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

In August 2023, the NAIC adopted a new concept 2019-21 Bond Definition. This adoption revises SSAP No. 26 - Bonds and SSAP No. 43 - Asset-Backed Securities ("SSAP No 43") for the principles-based bond definition, the accounting for bonds (issuer credit obligations and asset-backed securities), as well as revisions to various SSAPs that have been updated to reflect the revised definition and/or SSAP references. In 2024, the NAIC modified this concept by adopting additional concepts: 1) 2019-21 - Principles-Based Bond Project & Residual Interests for debt securities that do not qualify to be reported as bonds and for residual tranches or interests/loss positions within SSAP No. 21—Other Admitted Assets and 2) 2024-21 Bond Definition – Debt Securities Issued by Funds that debt securities issued by non-SEC registered funds that reflect operating entities can qualify as issuer credit obligations. This concept was adopted on January 1, 2025, and does not have a material effect on the Company’s financial statements or footnote disclosures, aside from a change in methods available to the Company as it

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)
relates to recognition of interest income on residual interests. As the NAIC revised its bond reporting categories, the 2025 presentation is not directly comparable to the 2024 presentation.
In December 2023, the NAIC adopted a new concept 2023-17: Short-Term Investments under SSAP No. 2 - Cash, Cash Equivalents, Drafts, and Short-Term investments. This concept further restricts the investments that are permitted for cash equivalent and short-term investment reporting. The revisions also exclude all other invested assets and mortgage loans. This concept was adopted on January 1, 2025 and does not have a material effect on the Company’s financial statements or footnote disclosures.

In March 2024, the NAIC adopted a new concept 2022-14 - New Market Tax Credit Project. The revisions expand and amend guidance within SSAP No. 93 – Low-Income Housing Tax Credit Property Investments (“SSAP No. 93”) to include all tax credit investments regardless of structure and type of state or federal tax credit program. Revisions to SSAP No. 94 Transferable and Non-Transferable State Tax Credits (“SSAP No. 94”) expand and amend guidance to include both purchased state and federal tax credits. Revisions in SSAP No. 34 - Investment Income Due and Accrued and SSAP No. 48 – Joint Ventures, Partnerships and Limited Liability Companies include consistency revisions in response to the changes made to SSAP No. 93 and SSAP No. 94. This concept was adopted on January 1, 2025 and does not have a material effect on the Company’s financial statements or footnote disclosures.

In August 2024, the NAIC Statutory Accounting Principles (E) Working Group adopted, with modification, certain disclosure improvements under agenda item 2023-26, as clarified by Blanks agenda item 2025-01. The adopted guidance updates statutory disclosure requirements related to unused commitments and lines of credit within SSAP No. 15—Debt and Holding Company Obligations, including separate presentation between short-term and long-term arrangements, and adds a requirement in SSAP No. 86—Derivatives to disclose the accounting policy for the presentation of derivative-related cash flows in the statement of cash flows. Adoption of this guidance did not have a material effect on the Company’s statutory financial statements.

In March 2025, the NAIC adopted clarifying revisions to SSAP No. 1: Accounting Policies, Risks & Uncertainties, and Other Disclosures to promote consistent reporting of restricted assets, including those held under modified coinsurance (“Modco”) and funds withheld (“FWH”) reinsurance agreements. The revisions require Modco and FWH assets to be reported within the restricted asset disclosure at book/adjusted carrying value and include these assets alongside other pledged or restricted items, ensuring a complete presentation of assets not under the reporting entity’s exclusive control. The updated guidance also requires disclosure of any Modco or FWH assets that have been pledged or otherwise used by the ceding insurer for its own purposes (such as securities lending, repurchase arrangements, or FHLB collateral), and adds narrative explanations for differences between restricted asset disclosures in the notes and amounts reported elsewhere in the financial statements. These revisions were adopted for year-end 2025 reporting and did not have a material effect on the Company’s financial statements.

Accounting Standards for Future Adoption

In February 2025, the NAIC adopted revisions to SSAP No. 56: Separate Accounts to clarify measurement guidance for “book value” separate accounts and to establish consistent accounting for asset transfers between the general account and separate accounts. The revised guidance specifies when book-value reporting is permitted and requires that all transfers for cash occur at fair value, with offsetting IMR recognition to ensure no net surplus impact. Non-cash transfers must also be recorded at fair value and disclosed. The revisions further affirm that book-value separate accounts must maintain IMR and AVR when the insurer bears investment risk. These changes are effective January 1, 2026, with early adoption permitted, and are not expected to have a material effect on the Company’s financial statements.

3. Related Party Transactions

In the normal course of business, the Company enters into agreements with related parties whereby it provides and/or receives record-keeping services, investment advisory services, and tax-related services, as well as corporate support services which include general and administrative services, information technology services, sales and service support and marketing services.

The Company operates under service, lease and investment advisory agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Empower Retirement, LLC ("ERL"). The Company’s general and administrative expenses are charged to the Company using allocation methodologies based upon estimated costs incurred or resources expended as determined by number of policies, number of participants, certificates in-force, administered assets or other similar drivers.

The Company contributed $158.2 million and $230.2 million to partnership funds during the years ended December 31, 2025 and 2024, respectively. Of these amounts, $14.6 million and $88.4 million, respectively, were contributions to partnership funds controlled by Lifeco. The total amount invested in Lifeco controlled partnerships as of December 31, 2025 and 2024 was $111.3 million and $97.8 million, respectively. As of December 31, 2025, the remaining Company commitments for Lifeco controlled partnership funds through subsequent years total $147.6 million.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)
The following table summarizes amounts due from parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2025	2024
EAICA	On account	On demand	$20,408	$180,417
Other related party receivables	On account	On demand	541	220
Total			$20,949	$180,637

The following table summarizes amounts due to parent and affiliates:

			December 31,
Related party	Indebtedness	Due date	2025	2024
ERL	On account	On demand	$20,320	$30,985
Empower Financial Services, Inc (EFSI)	On account	On demand	—	13,661
Other related party payables	On account	On demand	1,916	2,041
Total			$22,236	$46,687

The Company has a revolving credit facility agreement with EAICA, which allows for the Company to borrow a maximum amount of $50 million. The borrowing agreement allows the Company to draw advances in the form of individual loans payable to EAICA. The Company may terminate the borrowing agreement upon three business days written notice and repayment of all outstanding drawn amounts. There are no amounts outstanding as of December 31, 2025 and 2024.

The Company also has a revolving credit facility agreement with EAICA, which allows the Company to lend EAICA a maximum amount of $50 million. The lending agreement allows EAICA to draw advances in the form of individual loans payable to the Company. EAICA may terminate the lending agreement upon three business days written notice and repayment of all outstanding drawn amounts. There are no amounts outstanding as of December 31, 2025 and 2024.

Interest on draws from either agreement accrues based upon the type of draw requested, which can be either a U.S. Prime Rate Loan or a Secured Overnight Financing Rate Loan (“SOFR loan”). U.S. Prime Rate loans accrue interest based upon the U.S. Prime Rate in effect from time to time, plus a margin of 55 basis points (“bps”). SOFR Loans accrue interest based upon the adjusted term SOFR rate applicable to the term selected, plus a margin of 70 bps.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements

(In Thousands, Except Share Amounts)
4. Summary of Invested Assets

Bonds
Investments in bonds consist of the following:

	December 31, 2025
	Book/adjusted carrying value	Fair value greater than book/adjusted carrying value	Fair value less than book/adjusted carrying value	Fair value
Issuer credit obligations
U.S. government obligations	$211,073	$205	$350	$210,928
Non-U.S. sovereign jurisdiction	379,264	1,570	16,935	363,899
Municipal bonds - general obligations	2,431	37	40	2,428
Municipal bonds - special revenue	130,114	3,767	621	133,260
Project finance bonds	43,145	222	467	42,900
Corporate bonds	13,454,477	86,284	286,505	13,254,256
Single entity backed obligations	301,298	881	5,867	296,312
SVO-identified bond exchange traded funds	352,386	—	81,665	270,721
Bonds issued by funds representing operating entities	916,528	3,486	21,289	898,725
Bank loans	19,910	—	57	19,853
Other issuer credit obligations	508,891	53	46	508,898
Total issuer credit obligations	16,319,517	96,505	413,842	16,002,180

Asset-backed securities
Agency residential mortgage-backed securities - guaranteed	31,752	109	762	31,099
Agency residential mortgage-backed securities - not/partially guaranteed	629,582	4,310	25,218	608,674
Agency commercial mortgage-backed securities - not/partially guaranteed	4,903	15	—	4,918
Non-agency residential mortgage-backed securities	212,931	1,997	1,089	213,839
Non-agency commercial mortgage-backed securities	995,710	94	37,319	958,485
Non-agency – CLOs/CBOs/CDOs	1,021,055	1,237	1,072	1,021,220
Other financial asset-backed securities	344,705	2,616	9,563	337,758
Equity-backed securities	105,227	662	331	105,558
Lease-backed securities	21,987	44	122	21,909
Total asset-backed securities	3,367,852	11,084	75,476	3,303,460
Total issuer credit obligations and asset-backed securities	$19,687,369	$107,589	$489,318	$19,305,640

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)

	December 31, 2024
	Book/adjusted carrying value	Fair value greater than book/adjusted carrying value	Fair value less than book/adjusted carrying value	Fair value
U.S. government	$66,774	$2	$1,655	$65,121
All other governments	350,127	37	36,667	313,497
Political subdivisions of states and territories	2,432	2	57	2,377
Special revenue and special assessments	86,296	1,978	686	87,588
Industrial and miscellaneous	13,113,400	17,677	679,996	12,451,081
SVO identified funds	346,458	—	83,969	262,489
Loan-backed and structured securities	3,478,710	7,508	139,473	3,346,745
Total bonds	$17,444,197	$27,204	$942,503	$16,528,898

The book/adjusted carrying value and estimated fair value of bonds and assets receiving bond treatment, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2025
	Book/adjusted
	carrying value	Fair value
Due in one year or less	$3,659,784	$3,555,326
Due after one year through five years	13,321,698	13,078,282
Due after five years through ten years	2,415,462	2,387,554
Due after ten years through twenty years	634,509	636,389
Due after twenty years	124,285	116,615
Total bonds	$20,155,738	$19,774,166

The following table summarizes information regarding the sales of securities:

	Years ended December 31,
	2025	2024	2023
Consideration from sales	$1,597,119	$765,450	$1,578,568
Gross realized gains from sales	4,237	1,171	2,415
Gross realized losses from sales	6,636	18,984	31,654

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
Unrealized losses on bonds

The following tables summarize gross unrealized investment losses (amount by which amortized cost exceeds fair value and inclusive of foreign exchange related unrealized losses recorded to surplus) by class of investment:

	December 31, 2025
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair Value	Unrealized loss	Fair Value	Unrealized loss	Fair Value	Unrealized loss
Issuer credit obligations
U.S. government obligations	$74,552	$60	$59,843	$290	$134,395	$350
Non-U.S. sovereign jurisdiction	7,904	67	298,538	16,868	306,442	16,935
Municipal bonds - general obligations	—	—	990	40	990	40
Municipal bonds - special revenue	20,007	123	46,587	498	66,594	621
Project finance bonds	—	—	27,372	467	27,372	467
Corporate bonds	737,484	3,960	7,562,673	294,641	8,300,157	298,601
Single entity backed obligations	62,710	95	103,950	5,772	166,660	5,867
SVO-identified bond exchange traded funds	—	—	270,720	81,665	270,720	81,665
Bonds issued by funds representing operating entities	140,656	7,774	484,857	25,697	625,513	33,471
Bank loans	19,853	57	—	—	19,853	57
Other issuer credit obligations	—	—	5,883	46	5,883	46
Total issuer credit obligations	1,063,166	12,136	8,861,413	425,984	9,924,579	438,120

Asset-backed securities
Agency residential mortgage-backed securities - guaranteed	2	—	10,495	762	10,497	762
Agency residential mortgage-backed securities - not/partially guaranteed	44,593	39	274,272	25,179	318,865	25,218
Non-agency residential mortgage-backed securities	3,362	—	44,841	1,130	48,203	1,130
Non-agency commercial mortgage-backed securities	33,459	294	863,993	37,025	897,452	37,319
Non-agency CLOs/CBOs/CDOs	207,009	510	35,885	1,333	242,894	1,843
Other financial asset-backed securities	12,484	14	101,905	9,975	114,389	9,989
Equity-backed securities	84,911	331	—	—	84,911	331
Lease-backed securities	16,800	122	—	—	16,800	122
Total asset-backed securities	402,620	1,310	1,331,391	75,404	1,734,011	76,714
Total issuer-credit obligations and asset-backed securities	$1,465,786	$13,446	$10,192,804	$501,388	$11,658,590	$514,834

Total number of securities in an unrealized loss position		154		851		1,005

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)

	December 31, 2024
	Less than twelve months		Twelve months or longer		Total
Bonds:	Fair value	Unrealized loss	Fair value	Unrealized loss	Fair value	Unrealized loss
U.S. government	$61,316	$1,341	$3,042	$314	$64,358	$1,655
All other governments	27,673	1,516	284,328	35,151	312,001	36,667
Political subdivisions of states and territories	1,975	57	—	—	1,975	57
Special revenue and special assessments	43,006	680	1,259	6	44,265	686
Industrial and miscellaneous	639,490	9,484	10,445,163	794,024	11,084,653	803,508
SVO identified funds	—	—	262,490	83,968	262,490	83,968
Loan-backed and structured securities	111,209	2,108	1,836,039	142,241	1,947,248	144,349
Total bonds	$884,669	$15,186	$12,832,321	$1,055,704	$13,716,990	$1,070,890

Total number of securities in an unrealized loss position		215		1,043		1,258

Bonds - Total unrealized losses decreased by $556.1 million, or 52%, from December 31, 2024 to December 31, 2025. The decrease in unrealized losses was across most asset classes and was primarily driven by higher valuations as a result of lower rates at December 31, 2025 compared to December 31, 2024.

Total unrealized losses greater than twelve months decreased by $554.3 million from December 31, 2024 to December 31, 2025. Corporate bonds account for 59%, or $294.6 million of the unrealized losses greater than twelve months at December 31, 2025. The majority of these bonds continue to be designated as investment grade. Management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

Asset-backed securities account for 15%, or $75.4 million, of the unrealized losses greater than twelve months at December 31, 2025. Of the $75.4 million of unrealized losses over twelve months on asset-backed securities, 99% or $74.5 million continue to be designated as investment grade. The present value of cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets; therefore, an OTTI was not recognized in net income.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
Other-than-temporary-impairments

	December 31, 2025
	Carrying value prior to impairment	Credit (non-interest) related (1)	Fair value	Carrying value after impairment
Bonds:
Corporate Bonds	$83,527	$34,151	$49,376	$49,376
Other Invested Assets:
Residual Tranches	104,019	27,089	76,930	76,930
Totals	$187,546	$61,240	$126,306	$126,306
(1) Recognized in realized capital (gains)/losses

	December 31, 2024
	Carrying value prior to impairment	Credit (non-interest) related (1)	Fair value	Carrying value after impairment
Mortgages:
Commercial Mortgage	$94,694	$32,547	$65,748	$62,147
Totals	$94,694	$32,547	$65,748	$62,147
(1) Recognized in realized capital (gains)/losses

Troubled Debt Restructuring

In November 2025, a bond classified as corporate was subject to a troubled debt restructuring under which the original bond with a recorded investment of $17.3 million, after impairment, was extinguished in exchange for a new bond in the amount of $19.2 million acquired in full satisfaction of the original bond. The maturity date of the restructured bond has been extended from November 29, 2025 to September 30, 2030 and the interest rate was updated from 5.40% to 5.00%.

As a result of the troubled debt restructuring, a credit-related impairment of $10.7 million was recognized and is recorded within the 'Net realized capital gains (losses)' line on the Statutory Statements of Operations. As of December 31, 2025, there are no payment defaults related to the bond.

In June 2024, a mortgage loan classified as an office building was subject to a troubled debt restructuring under which the original mortgage loan with a recorded investment of $62 million, after impairment, was extinguished in exchange for a new mortgage loan in the amount of $62 million acquired in full satisfaction of the original loan. The maturity date of the restructured loan has been extended from October 5, 2024 to October 5, 2028 and maintains the original interest rate of 3.77%.

As a result of the troubled debt restructuring, a credit-related impairment of $32.5 million was recognized and is recorded within the 'Net realized capital gains (losses)' line on the Statutory Statements of Operations. As of December 31, 2025, there are no payment defaults related to the restructured mortgage loan.

The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.

Derivative financial instruments

Derivative transactions are generally entered into pursuant to International Swaps and Derivatives Association ("ISDA") Master Agreements with approved counterparties that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration, or termination of the agreement.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)

The ISDA Master Agreements contain provisions that would allow the counterparties to require immediate settlement of all derivative instruments in a net liability position if the Company were to default on any debt obligations over a certain threshold. The aggregate fair value of derivative instruments with credit-risk-related contingent features that were in a net liability position was $53.9 million and $0 as of December 31, 2025 and 2024, respectively. The Company was required to pledge collateral related to these derivatives of $38.8 million and $0 as of December 31, 2025 and 2024, respectively, in the normal course of business. If the credit-risk-related contingent features were triggered on December 31, 2025 the fair value of assets that could be required to settle the derivatives in a net liability position was $15.1 million.

At December 31, 2025 and 2024, the Company had pledged $38.8 million and $28.3 million, respectively, of unrestricted cash collateral to counterparties in the normal course of business, while other counterparties had pledged $11.2 million and $120.1 million unrestricted cash and securities collateral to the Company to satisfy collateral netting arrangements.

Types of derivative instruments and derivative strategies

Interest rate contracts

Cash flow hedges

Interest rate swap agreements are used to convert the interest rate on certain debt security investments and debt obligations from a floating rate to a fixed rate.

Not designated as hedging instruments

The Company enters into certain transactions in which derivatives are hedging an economic risk but hedge accounting is either not elected or the transactions are not eligible for hedge accounting. These derivative instruments include: interest rate swaps, treasury interest rate futures, and interest rate floors. Certain of the Company’s OTC derivatives are cleared and settled through the central clearing counterparty while others are bilateral contracts between the Company and a counterparty.

The derivative instruments mentioned above are economic hedges and used to manage risk. These transactions are used to offset changes in liabilities including those in variable annuity products, hedge the economic effect of a large increase in interest rates, manage the potential variability in future interest payments due to a change in credited interest rates and the related change in cash flows due to increased surrenders, and manage interest rate risks of forecasted acquisitions of bonds and forecasted liability pricing.

Foreign currency contracts

Cross-currency swaps and foreign currency forwards are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. The Company uses cross-currency swaps to convert interest and principal payments on foreign denominated debt instruments into U.S. dollars. Cross-currency swaps may be designated as cash flow hedges; however, some are not eligible for hedge accounting. The Company uses foreign currency forwards to reduce the risk of foreign currency exchange rate changes on proceeds received on sales of foreign denominated debt instruments; however, hedge accounting is not elected.

Equity contracts

The Company uses futures and options on equity indices to offset changes in guaranteed lifetime withdrawal benefit liabilities; however, they are not eligible for hedge accounting.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
The following tables summarize derivative financial instruments:

	December 31, 2025
	Notional amount	Net book/adjusted carrying value (1)	Fair value
Derivatives designated as cash flow hedges:
Cross-currency swaps	$1,287,966	$(40,662)	$(31,607)
Total cash flow hedges	1,287,966	(40,662)	(31,607)
Derivatives not designated as hedges:
Foreign currency forwards	51,812	(851)	(851)
Total derivatives not designated as hedges	51,812	(851)	(851)
Total cash flow hedges and derivatives not designated as hedges	$1,339,778	$(41,513)	$(32,458)
(1)    The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

	December 31, 2024
	Notional amount	Net book/adjusted carrying value (1)	Fair value
Derivatives designated as cash flow hedges:
Cross-currency swaps	$1,672,907	$118,702	$115,868
Total cash flow hedges	1,672,907	118,702	115,868
Derivatives not designated as hedges:
Interest rate swaps	181,300	(21,746)	(21,746)
Futures on equity indices	34,785	3,977	99
Foreign currency forwards	24,623	311	311
Total derivatives not designated as hedges	240,708	(17,458)	(21,336)
Total cash flow hedges and derivatives not designated as hedges	$1,913,615	$101,244	$94,532
(1)    The book/adjusted carrying value excludes accrued income and expense. The book/adjusted carrying value of all derivatives in an asset position is reported within other invested assets and the book/adjusted carrying value of all derivatives in a liability position is reported within other liabilities in the Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus.

The following table presents net unrealized capital gains (losses) on derivatives not designated as hedging instruments as reported in the Statutory Statements of Changes in Capital and Surplus:

	Net unrealized capital gains (losses) on derivatives recognized in surplus

	Year Ended December 31,
	2025	2024	2023
Derivatives not designated as hedging instruments:
Interest rate swaps	$17,179	$(1,661)	$57,559
Futures on equity indices	(748)	2,270	(8,083)
Foreign currency forwards	(918)	687	(158)
Total	$15,513	$1,296	$49,318

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
Restricted assets

The following tables summarize investments on deposit or trust accounts controlled by various state insurance departments in accordance with statutory requirements as well as other deposits and collateral pledged by the Company:

	December 31, 2025
	Gross (Admitted & Nonadmitted) Restricted						Percentage
Restricted Asset Category:	Total General Account (G/A)	Total Separate Account (S/A) Restricted Assets	Total	Total From Prior Year	Increase/(Decrease)	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
FHLB capital stock	$5,150	$—	$5,150	$5,150	$—	$5,150	—%	—%
On deposit with states	7,624	—	7,624	7,717	(93)	7,624	0.01%	0.01%
Pledged as collateral to FHLB (including assets backing funding agreements)	431,521	—	431,521	—	431,521	431,521	0.32%	0.32%
Pledged as collateral not captured in other categories:
Futures margin deposits	—	—	—	3,977	(3,977)	—	—%	—%
Derivative cash collateral	38,775	87,615	126,390	28,692	97,698	126,390	0.09%	0.10%
Currency swaps	—	—	—	65	(65)	—	—%	—%
Other restricted assets	1,085	—	1,085	1,091	(6)	1,085	—%	—%
Collateral assets received and on balance sheet	8,350	—	8,350	—	8,350	8,350	0.01%	0.01%
Assets held under modco reinsurance agreements	2,313,807	—	2,313,807	—	2,313,807	2,313,807	1.74%	1.74%
Total Restricted Assets	$2,806,312	$87,615	$2,893,927	$46,692	$2,847,235	$2,893,927	2.17%	2.18%

	December 31, 2024
	Gross (Admitted & Non-admitted) Restricted						Percentage
Restricted Asset Category:	Total General Account (G/A)	Total Separate Account (S/A) Restricted Assets	Total	Total From Prior Year	Increase/(Decrease)	Total Admitted Restricted	Gross (Admitted & Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
FHLB capital Stock	$5,150	$—	$5,150	$5,150	$—	$5,150	0.00%	0.00%
On deposit with states	7,717	—	7,717	7,029	688	7,717	0.01%	0.01%
Pledged as collateral not captured in other categories:
Futures margin deposits	3,977	—	3,977	5,465	(1,488)	3,977	0.00%	0.00%
Derivative cash collateral	28,692	—	28,692	29,735	(1,043)	28,692	0.03%	0.03%
Currency swaps	—	65	65	(11)	76	65	0.00%	0.00%
Other restricted assets	1,091	—	1,091	902	189	1,091	0.00%	0.00%
Total Restricted Assets	$46,627	$65	$46,692	$48,270	$(1,578)	$46,692	0.04%	0.04%

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
Net investment income

The following table summarizes net investment income:

	Years Ended December 31,
	2025	2024	2023
Bonds	$608,800	$610,636	$657,156
Common stock	385	433	508
Mortgage loans	130,039	148,052	153,896
Cash, cash equivalents and short-term investments	53,943	37,902	41,176
Derivative instruments	16,607	21,248	13,828
Other invested assets	10,979	27,208	6,633
Miscellaneous	3,602	4,492	1,469
Gross investment income	824,355	849,971	874,666
Expenses	(21,627)	(12,957)	(17,412)
Net investment income	$802,728	$837,014	$857,254
The amount of interest incurred and charged to investment expense during the years ended December 31, 2025, 2024, and 2023 was $1.7 million, $0, and $0, respectively.

The following table summarizes net realized capital losses on investments net of federal income tax and interest maintenance reserve transfer:

	Year Ended December 31,
	2025	2024	2023
Net realized capital losses, before federal income tax	$122,076	$78,354	$174,881
Less: Federal income tax benefit	(25,636)	(16,442)	(36,725)
Net realized capital losses, before IMR transfer	96,440	61,912	138,156
Net realized capital losses transferred to IMR, net
of federal income tax benefit of $3,445, $3,864 and $9,097, respectively	(12,962)	(14,538)	(34,221)
Net realized capital losses, net of federal income
tax benefit of $22,190, $12,578 and $27,627, respectively, and IMR transfer	$83,478	$47,374	$103,935

Net Negative (Disallowed) Interest Maintenance Reserve (IMR)

(1) Net negative (disallowed) IMR

Year	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
2025	$27,652	$27,652	$—	$—
2024	$42,704	$42,704	$—	$—

(2) Negative (disallowed) IMR admitted

Year	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account
2025	$27,652	$27,652	$—	$—
2024	$42,704	$42,704	$—	$—

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
(3) Calculated adjusted capital and surplus

	Total
	2025	2024
a. Prior period General Account capital & surplus from prior period SAP financials	$1,097,266	$998,622
b. Net positive goodwill (admitted)	—	—
c. EDP equipment & operating system software (admitted)	—	—
d. Net DTAs (admitted)	—	—
e. Net negative (disallowed) IMR (admitted)	55,208	40,005
f. Adjusted capital & surplus (a-(b+c+d+e))	$1,042,058	$958,617

(4) Percentage of adjusted capital and surplus

	Total
	2025	2024
Percentage of total net negative (disallowed) IMR admitted in General Account or recognized in Separate Account to adjusted capital and surplus	2.7%	4.5%

Concentrations

The Company had the following bond concentrations based on total invested assets:

The Company had a concentration in asset-backed securities of 14% and 15% of total invested assets at December 31, 2025 and 2024, respectively.

Effective January 1, 2025, the NAIC revised bond reporting categories and eliminated the “Industrial & Miscellaneous” classification. Securities previously reported within that category are now included within multiple bond sectors under the revised guidance. Accordingly, bond sector classifications for 2025 are not directly comparable to 2024. Total bond holdings and overall investment strategy were not impacted by this change in classification.

	Concentration by type
	December 31,
	2025	2024
Corporate bonds	55%	—%
Industrial & miscellaneous	—%	71%

	Concentration by industry
	December 31,
	2025	2024
Financial services	23%	22%

Mortgage Loans

The following table summarizes the recorded investment of the commercial all other mortgage loan portfolio by risk assessment category:

	December 31,
	2025	2024
Performing:
Non-Participation agreements	$723,446	$769,588
Participation agreements	2,465,759	3,013,897
Total recorded investment of commercial mortgage loans	$3,189,205	$3,783,485

All of the performing loans were current as of December 31, 2025 and 2024.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
The maximum lending rates for commercial mortgage loans originated during the years ended December 31, 2025 and 2024 were 5.2% and 6.5%, respectively. The minimum lending rates for commercial mortgage loans originated during the years ended December 31, 2025 and 2024 were 5.2% and 3.8%, respectively.

During 2025 and 2024, the maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed and purchase money mortgages, was 60.6% and 49.6%, respectively.

The following table summarizes activity in the commercial mortgage provision allowance for the years ended December 31, 2025 and 2024:

	December 31,
	2025	2024
Beginning balance	$30,127	$58,755
Additions charged to operations - specific provision	—	3,919
Direct write-downs charged against the allowances	—	(32,547)
Ending balance	$30,127	$30,127

The following tables present concentrations of the total commercial mortgage portfolio:

	Concentration by type
	December 31,
	2025	2024
Industrial	45%	50%
Multi-family	32%	29%
Other	23%	21%
	100%	100%

	Concentration by geographic area
	December 31,
	2025	2024
Other[1]	39%	38%
Pacific	20%	22%
South Atlantic	20%	17%
West South Central	11%	9%
Middle Atlantic	10%	14%
	100%	100%
1    Certain prior year amounts have been reclassified to conform to the current year presentation. Regions below 10% are included in “Other,” while those at or above 10% are shown separately. These changes resulted in one region moving out of “Other” and another moving in, with a net prior year impact of approximately 1%.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
5. Fair Value Measurements

Fair value hierarchy

The following tables present information about the Company’s financial assets and liabilities carried at fair value and indicates the fair value hierarchy of the valuation techniques utilized by the Company to determine such fair value:

	Fair Value Measurements at Reporting Date
	December 31, 2025
				Net Asset Value
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	Total
Bonds
Asset-backed securities	$—	$272	$—	$—	$272
Other invested assets
Limited partnerships	—	—	—	392,700	392,700
Separate account assets (1)	88,722,859	16,370,925	28,641	2,088,745	107,211,170
Total assets at fair value/NAV	$88,722,859	$16,371,197	$28,641	$2,481,445	$107,604,142

Liabilities:
Derivatives
Foreign currency forwards	—	851	—	—	851
Separate account liabilities (1)	1,116	403,060	—	—	404,176
Total liabilities at fair value	$1,116	$403,911	$—	$—	$405,027
(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

	Fair Value Measurements at Reporting Date
	December 31, 2024
				Net Asset Value
Assets:	(Level 1)	(Level 2)	(Level 3)	(NAV)	Total
Bonds
Industrial and miscellaneous	$—	$322	$—	$—	$322
Other invested assets
Limited partnerships	—	—	—	304,085	304,085
Residual tranches	—	128,386	—	—	128,386
Derivatives
Interest rate swaps	—	249	—	—	249
Foreign currency forwards	—	311	—	—	311
Separate account assets (1)	63,807,426	17,155,064	39,083	2,429,031	83,430,604
Total assets at fair value/NAV	$63,807,426	$17,284,332	$39,083	$2,733,116	$83,863,957

Liabilities:
Derivatives
Interest rate swaps	$—	$21,996	$—	$—	$21,996
Separate account liabilities (1)	3,403	528,481	—	—	531,884
Total liabilities at fair value	$3,403	$550,477	$—	$—	$553,880
(1) Includes only separate account investments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
The following tables present changes in fair value of Level 3 assets and the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets still held at December 31, 2025 and 2024.

Fair Value Measurements in (Level 3) of the Fair Value Hierarchy
			December 31, 2025
Description	Beginning Balance at 01/01/2025	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2025
Assets:
Separate account assets (a)	$39,083	$903	$(19,414)	$(155)	$4,842	$19,689	$26	$(15,140)	$(1,193)	$28,641
(a)    Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus.

Fair Value Measurements in (Level 3) of the Fair Value Hierarchy
			December 31, 2024
Description	Beginning Balance at 01/01/2024	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2024
Assets:
Separate account assets (a)	$41,141	$1,205	$(24,442)	$(6,676)	$6,463	$36,981	$—	$(14,083)	$(1,506)	$39,083
(a) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
The following tables summarize the fair value hierarchy for all financial instruments and invested assets:

			Fair Value Measurements at Reporting Date
Type of financial instrument			December 31, 2025
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total
Issuer credit obligations	$16,002,180	$16,319,517	$270,720	$15,731,460	$—	$—	$16,002,180
Asset-backed securities	3,303,460	3,367,852	—	3,303,460	—	—	3,303,460
Common stock	5,150	5,150	—	5,150	—	—	5,150
Mortgage loans	3,155,819	3,159,078	—	3,155,819	—	—	3,155,819
Cash, cash equivalents and short-term investments	1,120,701	1,120,545	652,175	468,526	—	—	1,120,701
Other long-term invested assets	517,666	514,496	—	76,930	—	440,736	517,666
Collateral under derivative counterparty collateral agreements	47,125	47,125	47,125	—	—	—	47,125
Receivable for securities	5,444	5,444	—	5,444	—	—	5,444
Derivative instruments	21,428	21,461	—	21,428	—	—	21,428
Separate account assets	107,897,271	107,898,490	88,740,985	16,916,396	28,642	2,211,248	107,897,271
Total assets:	$132,076,244	$132,459,158	$89,711,005	$39,684,613	$28,642	$2,651,984	$132,076,244

Liabilities:
Deposit-type contracts	18,695,467	20,815,890	—	18,695,467	—	—	18,695,467
Collateral under derivative counterparty collateral agreements	8,350	8,350	8,350	—	—	—	8,350
Payable for securities	2,773	2,773	—	2,773	—	—	2,773
Derivative instruments	53,886	62,973	—	53,886	—	—	53,886
Separate account liabilities	404,176	404,176	1,116	403,060	—	—	404,176
Total liabilities:	$19,164,652	$21,294,162	$9,466	$19,155,186	$—	$—	$19,164,652

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)

			Fair Value Measurements at Reporting Date
Type of financial instrument			December 31, 2024
Assets:	Aggregate fair value	Admitted assets and liabilities	(Level 1)	(Level 2)	(Level 3)	Net Asset Value (NAV)	Total
Bonds	$16,528,898	$17,444,197	$262,490	$16,266,408	$—	$—	$16,528,898
Common stock	5,150	5,150	—	5,150	—	—	5,150
Mortgage loans	3,628,823	3,753,358	—	3,628,823	—	—	3,628,823
Cash, cash equivalents and short-term investments	1,030,523	1,030,523	1,025,965	4,558	—	—	1,030,523
Other long-term invested assets	432,471	432,471	—	128,386	—	304,085	432,471
Collateral under derivative counterparty collateral agreements	84,572	84,572	84,572	—	—	—	84,572
Receivable for securities	3,300	3,300	—	3,300	—	—	3,300
Derivative instruments	116,531	119,263	103	116,428	—	—	116,531
Separate account assets	84,003,829	84,016,240	63,821,133	17,601,475	39,083	2,542,138	84,003,829
Total assets:	$105,834,097	$106,889,074	$65,194,263	$37,754,528	$39,083	$2,846,223	$105,834,097

Liabilities:
Deposit-type contracts	16,817,476	19,213,296	—	16,817,476	—	—	16,817,476
Collateral under derivative counterparty collateral agreements	55,880	55,880	55,880	—	—	—	55,880
Payable for securities	3,681	3,681	—	3,681	—	—	3,681
Derivative instruments	22,000	21,996	4	21,996	—	—	22,000
Separate account liabilities	531,884	531,884	3,403	528,481	—	—	531,884
Total liabilities:	$17,430,921	$19,826,737	$59,287	$17,371,634	$—	$—	$17,430,921

Issuer credit obligations, asset-backed securities, and common stock

The fair values for issuer credit obligations, asset-backed securities and common stock are generally based upon evaluated prices from independent pricing services. Prior-year amounts previously reported under the “Bonds” classification have been recategorized in the fair value hierarchy tables to align with current-year reporting categories, but the valuation methodologies remain consistent across periods. In cases where these prices are not readily available, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flow models with market observable pricing inputs such as spreads, average life, and credit quality. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Mortgage loans

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs, and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy.

Cash, cash equivalents, short-term investments, and receivable and payable for securities

The amortized cost of cash, cash equivalents, short-term investments, and receivable and payable for securities is a reasonable estimate of fair value due to their short-term nature and the high credit quality of the issuers, counterparties and obligor. Cash equivalent investments also include money market funds that are valued using unadjusted quoted prices in active markets.

Other long-term invested assets

The fair values of other long-term invested assets are based on the specific asset type. The fair values for these investments are generally based upon evaluated prices from independent pricing services.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
Limited partnership interests, including residual interests in rated-note structures, represent the Company’s minority ownership interests in pooled investment funds. These funds employ varying investment strategies, primarily making private equity investments across diverse industries and geographic regions. The net asset value (NAV), determined using the partnership financial statements reported capital account adjusted for other relevant information that may impact the exit value of the investments, is used as a practical expedient to estimate fair value. Investments measured at NAV as a practical expedient are not categorized within the fair value hierarchy.

Distributions from these investments are generated from investment gains, operating income generated by the underlying investments of the funds, and liquidation of the underlying assets of the funds, the timing of which is unknown. In the absence of permitted sales of its ownership interest, the Company will be redeemed out of the partnership interests through distributions. As of December 31, 2025, the Company had $569.2 million of unfunded commitments related to limited partnership interests where NAV is used as a practical expedient to fair value.

Collateral under derivative counterparty collateral agreements

Included in other assets is cash collateral received from or pledged to counterparties and included in other liabilities is the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

Derivative instruments

The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps, foreign currency forwards, interest rate swaps, and futures on equity indices are the estimated amount the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates and other relevant factors.

Separate account assets and liabilities

Separate account assets and liabilities consist of domestic and foreign common stocks, preferred stocks, long-term bonds, mortgages, short-term investments, and derivatives. Equity investments are recorded at net asset value, which approximates fair value, on a daily basis. All other investments are valued in the same manner, and using the same pricing sources and inputs as the bond and short-term investments of the Company.

Deposit-type contracts

Fair values for liabilities under deposit-type insurance contracts are estimated using discounted liability calculations, adjusted to approximate the effect of current market interest rates for the assets supporting the liabilities.

6. Non- admitted assets

The following table summarizes the Company’s non-admitted assets:

	December 31, 2025			December 31, 2024
Type	Asset	Non-admitted asset	Admitted asset	Asset	Non-admitted asset	Admitted asset
Other invested assets	$531,206	$6,115	$525,091	$440,923	$2	$440,921
Deferred income taxes	331,840	331,840	—	291,974	291,974	—
Other assets	240,863	22,650	218,213	323,291	27,357	295,935

7. Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts.

The Company did not have any write-offs for uncollectible reinsurance receivables during the years ended December 31, 2025, 2024 and 2023 for losses incurred, loss adjustment expenses incurred or premiums earned.

The Company does not have any uncollectible reinsurance, commutation of ceded reinsurance, or certified reinsurer downgraded of status subject to revocation.

The Company has not entered into, renewed or amended any reinsurance contracts on or after January 1, 1996 that include risk-limiting features as described in Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)

The Company entered into assumption reinsurance in conjunction with the acquisition of CIGNA’s retirement business. There are a series of reinsurance agreements, which were utilized to affect the transfer of the retirement business to the Company in 2004. The reinsurance arrangements between the Company and CIGNA included coinsurance-with-assumption, modified-coinsurance-with-assumption, indemnity coinsurance, and modified-coinsurance-without-assumption.

The Company and Hannover Life Reassurance Company of America (Bermuda) LTD ("Hannover") have engaged in a 1) coinsurance with funds withheld on its general account and 2) modified coinsurance of its separate account transaction on December 31, 2022 in which the Company cedes a portion of its group annuity contracts and established a funds withheld payable to Hannover. The Company received a ceding commission, will receive expense allowances and is eligible for experience refunds, and will pay risk charges over time. The Company has reserve credit taken of $2.6 billion as of December 31, 2025 and $2.6 billion as of December 31, 2024 respectively. The reinsurance agreement has an automatic experience refund termination date of January 1, 2035. The Company may recapture the ceded reinsurance policies at any time prior to the experience refund termination date, subject to certain fees payable to Hannover. The ceding commission is accounted for in the 'Commissions and expense allowances on reinsurance ceded' within the Statement of Operations.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements.

PICA Novation

On October 31, 2025, the Company and an affiliate, ELAINY pursuant to the April 1, 2025 Assumption Reinsurance Agreement, completed the process whereby the Company assumed $2.2 billion of previously reinsured policies from ELAINY and effected the novation of the contracts from The Prudential Insurance Company of America (“PICA”) to the Company. Assets supporting these contracts were withdrawn from the PICA trust and transferred to the Company, with the related contracts assumed as deposit-type contracts in accordance with statutory requirements.

Under the agreement, the Company assumed all direct liabilities and policyholder obligations related to the novated block, fully relieving ELAINY of its prior reinsurance obligations to PICA. EAIC received the associated assets from ELAINY at fair value and paid an arms-length ceding commission of approximately $86.0 million (about 4% of ceded reserves) deemed economic.

Following the assumption, EAIC becomes the direct writer of the novated contracts.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
The novation agreement impacted the following financial statement lines:

(In millions)
Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus	October 31
2025
Admitted assets:
Cash and invested assets:
Bonds	1,619
Mortgage loans	258
Cash, cash equivalents, and short-term investments	180
Total cash and invested assets	2,057

Investment income due and accrued	14
Total admitted assets	$2,071

Liabilities, capital and surplus:
Liabilities:
Liability for deposit-type contracts	2,155
Total liabilities	2,155

Capital and surplus:
Unassigned funds (deficit)	(84)
Total capital and surplus	(84)

Total liabilities, capital and surplus	$2,071

Statutory Statements of Operations

Income:
Other income	2
Total income	2

Expenses:
Other insurance expense	86
Total benefit and expenses	86

Net loss from operations before federal income taxes	$(84)

8. Aggregate Reserves

Aggregate reserves are computed in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) and the Commissioner’s Reserve Valuation Method (“CRVM”), the standard statutory reserving methodologies.

The significant assumptions used to determine the liability for future life insurance benefits are as follows:

Interest	- Annuity Funds	1.0% to 11.25%

Mortality	- Annuity Funds	Various annuity valuation tables, primarily including the Group Annuity Reserve ("GAR") 1994, Group Annuity Mortality ("GAM") 1971, 1983

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
The Company has no policies that provide for waiver of the deduction of deferred fractional premiums upon the death of the insured or for the return of a portion of the final premium for periods beyond the date of death. The Company does not promise surrender values in excess of the legally computed reserves.

The Company has no policies issued at or subsequently subject to a premium for extra mortality or otherwise issued on lives classed as substandard for the plan of contract issued or on special class lives.

At December 31, 2025 and 2024, the Company had $0 and $0, respectively of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the CT Department.

The tabular interest and the tabular less actual reserve released have been determined from the basic data. The tabular interest on deposit-type contracts not involving life contingencies reflects the investment experience of the underlying assets. The Company has no policies in force for which tabular cost is applicable.

The withdrawal characteristics of annuity reserves and deposit liabilities are as follows:

Individual Annuities

	December 31, 2025
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charges of 5% or more	—	—	—	—	—%
At fair value	—	3,606	—	3,606	100.0%
Total with adjustment or at market value	—	3,606	—	3,606	100.0%
At book value without adjustment (minimal or no charge adjustment)	—	—	—	—	—%
Not subject to discretionary withdrawal	—	—	—	—	—%
Total gross	—	3,606	—	3,606	100.0%
Reinsurance ceded	—	—	—	—
Total, net	$—	$3,606	$—	$3,606

	December 31, 2024
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charges of 5% or more	—	—	—	—	—%
At fair value	—	4,416	—	4,416	100.0%
Total with adjustment or at market value	—	4,416	—	4,416	100.0%
At book value without adjustment (minimal or no charge adjustment)	—	—	—	—	—%
Not subject to discretionary withdrawal	—	—	—	—	—%
Total gross	—	4,416	—	4,416	100.0%
Reinsurance ceded	—	—	—	—
Total, net	$—	$4,416	$—	$4,416

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
Group Annuities

	December 31, 2025
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charges of 5% or more	14,924	—	—	14,924	0.4%
At fair value	—	3,255,650	343,369	3,599,019	94.4%
Total with adjustment or at market value	14,924	3,255,650	343,369	3,613,943	94.8%
At book value without adjustment (minimal or no charge adjustment)	—	—	—	—	—%
Not subject to discretionary withdrawal	196,440	—	—	196,440	5.2%
Total gross	211,364	3,255,650	343,369	3,810,383	100.0%
Reinsurance ceded	17,457	—	—	17,457
Total, net	$193,907	$3,255,650	$343,369	$3,792,926

	December 31, 2024
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charges of 5% or more	16,267	—	—	16,267	0.4%
At fair value	—	3,363,276	313,397	3,676,673	94.2%
Total with adjustment or at market value	16,267	3,363,276	313,397	3,692,940	94.6%
At book value without adjustment (minimal or no charge adjustment)	—	—	—	—	—%
Not subject to discretionary withdrawal	212,607	—	—	212,607	5.4%
Total gross	228,874	3,363,276	313,397	3,905,547	100.0%
Reinsurance ceded	19,657	—	—	19,657
Total, net	$209,217	$3,363,276	$313,397	$3,885,890

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
Deposit-type Contracts

	December 31, 2025
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$22,015,563	$648,051	$837,377	$23,500,991	18.7%
At book value less current surrender charges of 5% or more	519	—	—	519	—%
At fair value	—	1,989,736	98,566,581	100,556,317	80.1%
Total with adjustment or at market value	22,016,082	2,637,787	99,403,958	124,057,827	98.8%
At book value without adjustment (minimal or no charge adjustment)	1,173,496	72,006	—	1,245,502	1.0%
Not subject to discretionary withdrawal	171,849	—	—	171,849	0.2%
Total gross	23,361,427	2,709,793	99,403,958	125,475,178	100.0%
Reinsurance ceded	2,545,537	—	—	2,545,537
Total, net	$20,815,890	$2,709,793	$99,403,958	$122,929,641

	December 31, 2024
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent of Total Gross
Subject to discretionary withdrawal:
With market value adjustment	$20,412,008	$743,817	$721,943	$21,877,768	21.6%
At book value less current surrender charges of 5% or more	512	—	—	512	—%
At fair value	—	1,900,280	75,910,606	77,810,886	76.9%
Total with adjustment or at market value	20,412,520	2,644,097	76,632,549	99,689,166	98.5%
At book value without adjustment (minimal or no charge adjustment)	1,212,960	82,646	—	1,295,606	1.3%
Not subject to discretionary withdrawal	207,156	—	—	207,156	0.2%
Total gross	21,832,636	2,726,743	76,632,549	101,191,928	100.0%
Reinsurance ceded	2,619,339	—	—	2,619,339
Total, net	$19,213,297	$2,726,743	$76,632,549	$98,572,589

Annuity actuarial reserves, deposit-type contract funds and other liabilities without life or disability contingencies at December 31, were as follows:
	2025	2024
General Account:
Annuities	$193,907	$209,216
Deposit-type contracts	20,815,890	19,213,296
Subtotal	21,009,797	19,422,512

Separate Account:
Annuities (excluding supplementary contracts)	105,716,377	83,040,381
Total	$126,726,174	$102,462,893

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)

9. Separate Accounts

The Company maintains separate accounts to record and account for assets and liabilities for certain lines of business, products and transactions. Assets held in separate accounts are legally segregated and are not available to satisfy claims arising from the Company's general business. The investment performance of separate account assets is primarily assumed by investors, and the related assets and liabilities are carried at amounts consistent with the underlying insurance contract provisions. The Company reports assets and liabilities from the following product lines into a separate account:

• Individual Annuity Product
• Group Annuity Product
• Hybrid Ordinary Life Product

All the products are classified as separate accounts for the statutory financial statements. Separate Accounts assets and liabilities represent segregated funds, which are administered for pension and other clients. The assets consist of common stocks, long-term bonds, real estate, mortgages and short-term investments. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with market value changes are generally borne by the clients, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

Most separate account assets and related liabilities are carried at fair value in the accompanying Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus. In the Statement of Operations, activity between the general and separate accounts is presented as net transfers, primarily reflecting policyholder-driven transactions, including deposits, withdrawals, and benefit payments, as well as reinsurance related movements. Amounts related to separate account operations, including premiums, benefits and policy charges, are presented on a gross basis in the Statement of Operations, while investment income and realized and unrealized gains and losses on separate account assets accrue directly to the contractholders and are not included. Accordingly, these transfers offset separate account operations and do not affect net income.

Some assets within each of the Company’s separate accounts are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate accounts prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2025 and 2024, the Company’s separate account assets that are legally insulated from general account claims are $107.9 billion and $84.0 billion, respectively.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account has paid risk charges of $0, $0, $0 million for the years ended December 31, 2025, 2024 and 2023 respectively. We paid $0, $0, $0 million separate account guarantees by the general account for the years ending December 31, 2025, 2024 and 2023 respectively.

Separate accounts with guarantees

The Government Guaranteed Funds are separate accounts investing in fixed income securities backed by the credit of the U.S. Government, its agencies or its instrumentalities.

The Company also has separate accounts comprised of assets underlying variable universal life policies issued privately to accredited investors. The accounts invest in investment grade fixed income securities.

Distributions to a participant are based on the participant’s account balance and are permitted for the purpose of paying a benefit to a participant. Distributions for purposes other than paying a benefit to a participant may be restricted. Participants’ distributions are based on the amount of their account balance, whereas, distributions as a result of termination of the group annuity contract are based on net assets attributable to the contract and can be made to the group through (1) transfer of the underlying securities and any remaining cash balance, or (2) transfer of the cash balance after sale of the Fund’s securities.

Most guaranteed separate account assets and related liabilities are carried at fair value. Certain separate account assets are carried at book value based on the prescribed deviation from the CT Department.

Non-guaranteed separate accounts

The non-guaranteed separate accounts include unit investment trusts or series accounts that invest in diversified open-end management investment companies. These separate account assets and related liabilities are carried at fair value.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
The investments in shares are valued at the closing net asset value as determined by the appropriate fund/portfolio at the end of each business day. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some of the separate accounts provide an incidental death benefit of the greater of the policyholder's account balance or premium paid and some provide an incidental annual withdrawal benefit for the life of the policyholder. Certain contracts contain provisions relating to a contingent deferred sales charge. In such contracts, charges will be made for total or partial surrender of a participant annuity account in excess of the “free amount” before the retirement date by a deduction from a participant’s account. The “free amount” is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender.

The following tables provide information about the Company's separate accounts:

	Year Ended December 31, 2025
	Non-indexed guarantee less than/equal to 4%	Non-indexed guarantee more than 4%	Non-guaranteed separate accounts	Total

Premiums, considerations or deposits	$417,085	$—	$23,460,541	$23,877,626

Reserves:
For accounts with assets at:
Fair value	6,312,419	—	98,711,882	105,024,301
Amortized cost	—	—	692,076	692,076
Total reserves	$6,312,419	$—	$99,403,958	$105,716,377

By withdrawal characteristics:
With fair value adjustment	—	—	692,076	692,076
At fair value	5,592,362	—	98,711,882	104,304,244
At book value without fair value adjustment and with current surrender charge of less than 5%	720,057	—	—	720,057
Subtotal	6,312,419	—	99,403,958	105,716,377
Not subject to discretionary withdrawal	—	—	—	—
Total	$6,312,419	$—	$99,403,958	$105,716,377

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)

	Year Ended December 31, 2024
	Non-indexed guaranteed less than/equal to 4%	Non-indexed guarantee more than 4%	Non-guaranteed separate accounts	Total

Premiums, considerations or deposits	$18,927,273	$—	$296,642	$19,223,915

Reserves
For accounts with assets at:
Fair value	7,242,068	—	75,211,191	82,453,259
Amortized cost	—	—	587,123	587,123
Total reserves	7,242,068	—	75,798,314	83,040,382

By withdrawal characteristics:
With fair value adjustment	—	—	587,123	587,123
At fair value	6,415,604	—	75,211,191	81,626,795
At book value without fair value adjustment and with current surrender charge of less than 5%	826,463	—	—	826,463
Subtotal	7,242,067	—	75,798,314	83,040,381
Not subject to discretionary withdrawal	—	—	—	—
Total	$7,242,067	$—	$75,798,314	$83,040,381

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31,
	2025	2024	2023
Transfers as reported in the Summary of Operations of the separate account statement:
Transfers to separate accounts	$143,728	$296,642	$767,221
Transfers from separate accounts	(611,189)	(470,288)	(1,023,535)
Net transfers to separate accounts	$(467,461)	$(173,646)	$(256,314)
Reconciling adjustments:
Net transfer of reserves to separate accounts	60,568	(653,009)
Adjustments reflected in the amended annual statements	(62,951)	19,859	16,960
Net transfers as reported in the Statements of Operations	$(469,844)	$(806,796)	$(239,354)

10. Capital and Surplus, Dividend Restriction and Other Matters

In September 2014, the Company received a $245.0 million capital contribution from its previous parent, Prudential Insurance, in the form of an asset-backed note. Upon receipt of the asset-backed note, the Company paid a cash dividend of $245.0 million to its previous parent, Prudential Insurance. The asset-backed note bears interest at a rate of 0.20% per annum and matures in April 2029. The principal amount of the asset-backed note is payable in cash at any time upon demand by the Company or, if not paid earlier, at maturity. The asset-backed note was issued by a designated series of a Delaware master trust, and its payment obligations are secured by corresponding payment obligations of a third party financial institution and a portfolio of specified assets. As of December 31, 2025, no principal payments have been received or are currently due on the asset-backed note.

In the fourth quarter of 2014, the Company received a $255.0 million capital contribution from its previous parent, Prudential Insurance, in the form of two asset-backed notes. Upon receipt of the asset-backed notes, the Company made a cash payment of $255.0 million to its previous parent, Prudential Insurance. The asset-backed notes bear interest at a rate of 0.20% per annum and mature in April and November 2029. The asset-backed notes were issued by a designated series of a Delaware master trust, and payment obligations on the notes are secured

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
by corresponding payment obligations of third party financial institutions and a portfolio of specified assets. As of December 31, 2025, no principal payments have been received or are currently due on the asset-backed notes.

In the first quarter of 2022, one of the asset-backed notes issued in the fourth quarter of 2014 matured prior to the Prudential acquisition. The note was replaced with a comparable note with nearly identical terms, albeit following the acquisition, for an equivalent $130.0 million which will mature in 2029. In addition, the other two asset-backed notes held by the Company with aggregate values of $370.0 million were amended in connection with the acquisition and now mature in 2028 and 2029, respectively.

The maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of Connecticut, without prior approval of the Insurance Commissioner, is limited to the greater of 10% of the prior year's surplus or net gain from operations from the prior year. Net gain from operations is defined as income after taxes but prior to realized capital gains, as reported on the Statement of Operations. Dividends are paid as determined by the Board of Directors, subject to certain statutory restrictions noted above. In addition, the Company may be required to provide notice to, or obtain approval from, the Company’s domiciliary regulator in connection with each dividend declared by the Board of Directors, depending on whether such dividend is deemed an “ordinary” or “extraordinary” dividend under applicable statutes and regulations. The determination of whether a given dividend is “ordinary” or “extraordinary” is based on a rolling twelve month look-back at prior dividends paid by the Company and is therefore subject to change throughout the year. Dividends are non-cumulative. During the years ended December 31, 2025, 2024 and 2023, the Company paid dividends to its parent EAICA and previous parent, Prudential Insurance, totaling $0 million, $0 and $459.0 million respectively.

The portion of unassigned deficit (surplus) represented by each of the following items is:

	December 31,
	2025	2024
Unrealized gains	$(39,678)	$31,888
Non-admitted assets	360,605	319,333
Asset valuation reserve	272,372	233,038
Surplus as regards reinsurance	146,752	179,514

Risk-based capital ("RBC") is a regulatory tool for measuring the minimum amount of capital appropriate for a life, accident and health organization to support its overall business operations in consideration of its size and risk profile. The CT Department requires the Company to maintain minimum capital and surplus equal to the company action level as calculated in the RBC model. The Company exceeds the required amount.

11. Federal income taxes

The following table presents the components of the net admitted deferred tax asset:

	December 31, 2025			December 31, 2024			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$430,690	$23,918	$454,608	$392,769	$20,626	$413,395	$37,921	$3,292	$41,213
Valuation allowance adjustment	—	(23,918)	(23,918)	—	(20,626)	(20,626)	—	(3,292)	(3,292)
Adjusted gross deferred tax asset	430,690	—	430,690	392,769	—	392,769	37,921	—	37,921
Deferred tax assets non-admitted	(331,840)	—	(331,840)	(291,974)	—	(291,974)	(39,866)	—	(39,866)
Net admitted deferred tax asset	98,850	—	98,850	100,795	—	100,795	(1,945)	—	(1,945)
Gross deferred tax liabilities	—	(98,850)	(98,850)	(100,795)	—	(100,795)	100,795	(98,850)	1,945
Net admitted deferred tax asset	$98,850	$(98,850)	$—	$—	$—	$—	$98,850	$(98,850)	$—

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
The Company admits deferred tax assets pursuant to paragraphs 11.a, 11.b.i, 11.b.ii, and 11.c, in SSAP No. 101. The following table presents the amount of deferred tax asset admitted under each component of SSAP No. 101:

		December 31, 2025			December 31, 2024			Change
		Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a)	Federal incomes taxes paid in prior years recoverable through loss carrybacks	—	—	—	—	—	—	—	—	—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (lesser of (i) and (ii) below)	—	—	—	—	—	—	—	—	—
	(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	—	—	—	—	—	—	—	—	—
	(ii) Adjusted gross deferred tax assets expected allowed per limitation threshold	—	—	157,510	—	—	156,700	—	—	810
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	98,850	—	98,850	100,795	—	100,795	(1,945)	—	(1,945)
	Total deferred tax assets admitted as a results of the application of SSAP No. 101	$98,850	$—	$98,850	$100,795	$—	$100,795	$(1,945)	$—	$(1,945)

The following table presents the threshold limitations utilized in the admissibility of deferred tax assets under paragraph 11.b of SSAP No. 101:

	2025	2024
Ratio percentage used to determine recovery period and threshold limitation amount	745.88%	745.88%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$1,050,066	$1,044,669

The following table presents the impact of tax planning strategies:

	December 31, 2025		December 31, 2024		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross deferred tax asset	$430,690	$—	$392,769	$—	$37,921	$—
% of adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%
Net admitted adjusted gross deferred tax assets	$98,850	$—	$100,795	$—	$(1,945)	$—
% of net admitted adjusted gross deferred tax asset by character attributable to tax planning strategies	—%	—%	—%	—%	—%	—%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
The components of current income taxes incurred include the following:

	Year ended December 31,
Current income tax	2025	2024	Change
Federal	$32,541	$39,829	$(7,288)
Federal income tax (benefit) expense on net capital gains	(25,638)	(16,442)	(9,196)
Utilization of capital loss carry-forwards	(2,742)	—	(2,742)
Total	$4,161	$23,387	$(19,226)

The tax effects of temporary differences, which give rise to the deferred income tax assets and liabilities are as follows:

	December 31,
Deferred Income Tax Assets:	2025	2024	Change
Ordinary:
Insurance reserves	$6,397	$6,480	$(83)
Invested assets	19,780	21,071	(1,291)
Non-admitted assets	4,736	5,744	(1,008)
Net operating loss carry-forward	63,227	41,504	21,723
Tax credit carry-forward	81,486	63,710	17,776
Intangibles	255,064	254,259	805
Subtotal	430,690	392,769	37,921

Non-admitted	331,840	291,974	39,866
Total admitted ordinary DTA	98,850	100,795	(1,945)

Capital:
Invested assets	7,172	—	7,172
Capital loss carryforward	16,746	20,626	(3,880)
Subtotal	23,918	20,626	3,292

Statutory valuation allowance adjustment	23,918	20,626	3,292
Total admitted DTA	$98,850	$100,795	$(1,945)

Deferred Income Tax Liabilities:
Ordinary:
Invested assets	$—	$99,582	$(99,582)
Other deferred tax liabilities	—	1,213	(1,213)
Subtotal	—	100,795	(100,795)

Capital:
Invested assets	98,850	—	98,850
Unrealized capital (gains)/ losses	—	—	—
Subtotal	98,850	—	98,850

Total DTLs	$98,850	$100,795	$(1,945)

Net admitted deferred income tax asset (liability)	$—	$—	$—

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	December 31,
	2025	2024	Change
Total deferred income tax assets	$430,690	$392,769	$37,921
Total deferred income tax liabilities	(98,850)	(100,795)	1,945
Net deferred income tax asset	$331,840	$291,974	$39,866
Tax effect of unrealized capital gains			19,123
Change in net deferred income tax			$58,989

	December 31,
	2024	2023	Change
Total deferred income tax assets	$392,769	$381,425	$11,344
Total deferred income tax liabilities	(100,795)	(123,418)	22,623
Net deferred income tax asset	$291,974	$258,007	$33,967
Tax effect of unrealized capital gains (losses)			19,977
Change in net deferred income tax			$53,944

The provision for federal income taxes and change in deferred income taxes differ from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	December 31,
	2025	2024
Income tax expense at statutory rate	$13,978	$37,856

Ceding commission	(6,880)	(7,955)
Dividends received deduction	(35,320)	(33,524)
Tax adjustment for IMR	(391)	(6,583)
Change in statutory valuation allowance adjustment	3,291	9,491
Tax credits	(11,526)	(12,352)
Prior year adjustment	(6,281)	(9,416)
Tax benefit on capital gain/(loss)	(22,190)	(12,578)
Tax effect of non-admitted assets	989	1,754
Other	9,503	2,749
Total	$(54,828)	$(30,557)

	2025	2024
Federal income taxes incurred	$4,161	$23,387
Change in net deferred income taxes	(58,989)	(53,944)
Total income taxes	$(54,828)	$(30,557)

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
As of December 31, 2025, the Company had $301.1 million of net operating loss carryforward available for tax purposes. The following table breaks down available net operating loss carryforward by year:

Tax Year	Expiration	Loss
2023	N/A	$130,141
2024	N/A	$69,064
2025	N/A	$101,876

As of December 31, 2025, the Company had foreign tax credit carryforwards of $41.1 million. The following table breaks down foreign tax credit carryforward by year:

Tax Year	Expiration	Credit Generated
2023	2033	$13,482
2024	2034	$14,153
2025	2035	$13,466

As of December 31, 2025, the Company had $79.7 of capital loss carryforward available for tax purposes. The following table breaks down capital loss carryforward by year:

Tax Year	Expiration	Capital Loss Generated
2022	2027	$12,907
2023	2028	$25,632
2024	2029	$41,204

The Company has no income taxes incurred available for recoupment.

There are no deposits admitted under Section 6603 of the Internal Revenue Service Code.

Empower Annuity Insurance Company ("EAIC") was acquired from Prudential in 2022. As an acquired life insurance company, it cannot file as part of the consolidated federal income tax return through 2027. Instead, EAIC began filing a separate federal income tax return effective April 1, 2022.

The Company determines income tax contingencies in accordance with SSAP No. 5 Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5”) as modified by SSAP 101. The Company did not recognize any SSAP No. 5 contingencies during 2025. The Company does not expect a significant increase in tax contingencies within the 12 month period following the balance sheet date.

The Company files income tax returns in the U.S. federal jurisdiction and various states. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state, or local audits.

The valuation allowance adjustment to gross deferred tax assets as of December 31, 2025 and 2024 was $23.9 million and $20.6 million respectively. The valuation allowance adjustment relates to Management's uncertainty as to the Company's ability to use the capital loss carryforwards and the expected loss from the impaired value of certain debt instruments, therefore, a valuation allowance of $23.9 million has been recognized.

The Company does not have any foreign operations as of the period ended December 31, 2025 and therefore is not subject to the tax on Global Intangible Low-Taxed Income.

On July 4, 2025, the H.R. 1 budget reconciliation bill, the One Big Beautiful Bill Act ("the Act") was signed into law. The Act included numerous tax-related provisions. Based on Management's analysis of the Act, the tax related provisions do not materially impact the Company's overall income tax provision.

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
The reporting entity is an applicable reporting entity with respect to the Corporate Alternative Minimum Tax ("CAMT"). The reporting entity has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance. There have been no material modifications to the methodology used to project future regular tax liability as a result of the CAMT.

Gross AMT Credit Recognized as: Current year recoverable	$—
Gross AMT Credit Recognized as: Deferred tax asset (DTA)	40,385
Beginning Balance of AMT Credit Carryforward	36,963
Amounts Recovered	—
Adjustments	3,422
Ending Balance of AMT Credit Carryforward (5=2-3-4)	40,385
Reduction for Sequestration	—
Nonadmitted by Reporting Entity	40,385
Reporting Entity Ending Balance (8=5-6-7)	$—

12. Commitments and Contingencies

Future Contractual Obligations

The Company makes commitments to fund partnership interests, mortgage loans, and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans is based on the expiration date of the commitment. The amount of these unfunded commitments at December 31, 2025 was $686.5 million all of which was due within one year, of which $569.2 million was related to limited partnership interests. Related party transactions comprise $147.6 million of the unfunded limited partnership interests at December 31, 2025.

In December 2009, the Company became a member of the FHLB of Boston. FHLB provides access to billions of low-cost funding dollars to banks, credit unions, insurance companies and community development financial institutions in the United States. At December 31, 2025, the Company has determined the estimated maximum borrowing capacity as approximately $1.0 billion. The Company calculated this amount based on the total collateral available to be pledged as of the period-end date, subject to certain restrictions on the maximum amount of indebtedness per our external debt agreements and limitations imposed by Lifeco, collectively across the Company and its parent company. The Company had total collateral pledged of $431.5 million and no amounts borrowed as of December 31, 2025. The Company had no collateral pledged or amounts borrowed as of December 31, 2024. Additionally, the Company was required to purchase FHLB of Boston stock and, at December 31, 2025 and 2024 owns $5.2 million and $5.2 million, respectively, of Class B stock which are currently not eligible for redemption.

Contingencies

In the fall of 2024, a formal order of liquidation was issued against insolvent companies, effective November 30, 2024. As a result, the Company received assessments from the majority of the state guaranty associations responsible for policyholder claims related to the insolvent companies. Accordingly, in the fourth quarter of 2024, the Company accrued an estimated loss of $44.6 million. The Company has remitted payments as assessment requests were received from the respective guaranty associations and as of December 31, 2025, no amounts remained payable. The company does not anticipate receiving any additional assessments in connection with this liquidation.

Litigation

From time to time, the Company is subject to lawsuits, arbitrations, and administrative claims. Any such claims that are decided against the Company could harm the Company’s business. The Company is also subject to periodic regulatory audits and inspections which could result in fines or other disciplinary actions. The Company accrues a charge when management determines that it is probable that a liability has been incurred and the amount of loss can be reasonably estimated. When a loss is probable and reasonably estimable, the Company records an accrual based on the reasonably estimable loss or range of loss. The Company regularly evaluates current information available to it to determine whether an accrual should be established or adjusted. The ultimate outcome of legal proceedings involves judgments, estimates, and inherent uncertainties and cannot be predicted with certainty. Unfavorable outcomes in such matters may result in a material impact on the Company's financial position, results of operations, or cash flows.

The Company and certain of its subsidiaries are defendants in legal actions, including a class action, relating to the costs and features of their retirement and fund products and the conduct of their businesses. Management believes the claims are without merit and will continue to vigorously defending these actions. The Company is also involved in other various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the likelihood of loss from the resolution of these proceedings is

EMPOWER ANNUITY INSURANCE COMPANY
Notes to Statutory Financial Statements
(In Thousands, Except Share Amounts)
remote and/or the estimated loss is not expected to have a material effect on the Company’s financial position, results of its operations, or cash flows.

13. Subsequent Events

Management has evaluated subsequent events for potential recognition or disclosure in the Company’s statutory financial statements through March 31, 2026, the date on which they were issued.

On February 27, 2026, the Company and its parent EAICA, pursuant to the October 1, 2025 Assumption Reinsurance Agreement, completed the process whereby the Company assumed $1.6 billion of contracts previously reinsured with EAICA and corresponding assets, and immediately effected the novation of the contracts from PICA. The company recognized this transaction in the first quarter of 2026. The transaction did not include a ceding commission because it was a non-economic transfer between a parent company and its subsidiary, with no impact on net income.

SUPPLEMENTAL SCHEDULES

(See Independent Auditors’ Report)

EMPOWER ANNUITY INSURANCE COMPANY
Supplemental Schedule of Selected Statutory Financial Data
As of and for the Year Ended December 31, 2025
(Dollars in Thousands)

Investment income earned:
U.S. Government bonds	$4,687
Other bonds (unaffiliated)	604,113
Common stocks (unaffiliated)	385
Mortgage loans	130,039
Cash, cash equivalents and short-term investments	53,943
Derivative instruments	16,607
Other invested assets	10,979
Aggregate write-ins for investment income	3,602
Gross investment income	$824,355

Mortgage loans - book value:
Commercial mortgages	$3,159,078

Mortgage loans by standing - book value:
Good standing	$2,894,634
Good standing with restructured terms	264,444

Other long-term assets- statement value	$514,496

Bonds and stocks of parents, subsidiaries and affiliates - book value:
Common stocks	$6,113

Bonds and short-term investments by maturity and designation:
Bonds by maturity - statement value:
Due within one year or less	$3,659,784
Over 1 year through 5 years	13,321,698
Over 5 years through 10 years	2,415,462
Over 10 years through 20 years	634,509
Over 20 years	124,285
Total by maturity	$20,155,738

Bonds and short-term investments by NAIC designation - statement value:
NAIC 1	$12,244,892
NAIC 2	7,457,412
NAIC 3	388,529
NAIC 5	64,855
NAIC 6	50
Total by NAIC designation	$20,155,738

Total publicly traded	$12,364,666
Total privately placed	$7,791,072

EMPOWER ANNUITY INSURANCE COMPANY
Supplemental Schedule of Selected Statutory Financial Data
As of and for the Year Ended December 31, 2025
(Dollars in Thousands)

Common stocks - market value	$11,263
Short-term investments - Book value	$227,444
Collar, swap and forward agreements open - statement value	$(41,512)

Cash on deposit	$106,902

Annuities:
Ordinary
Immediate - amount of income payable	$—
Deferred - fully paid account balance	$—
Deferred - not fully paid account balance	$—

Group
Amount of income payable	$25,601
Deferred - fully paid account balance	$—
Deferred - not fully paid account balance	$3,614,730

Deposit-type contracts and dividend accumulations:
Deposit-type contracts - account balance	$20,815,890
Dividend Accumulations - account balance	$—

(Concluded)

ANNUAL STATEMENT FOR THE YEAR 2025 OF THE Empower Annuity Insurance Company

SUMMARY INVESTMENT SCHEDULE

Investment Categories	Gross Investment Holdings 1 Amount	Gross Investment Holdings 2 Percentage of Column 1 Line 14	Admitted Assets as Reported in the Annual Statement 3 Amount	Admitted Assets as Reported in the Annual Statement 4 Securities Lending Reinvested Collateral Amount	Admitted Assets as Reported in the Annual Statement 5 Total (Col. 3 + 4) Amount	Admitted Assets as Reported in the Annual Statement 6 Percentage of Column 5 Line 14
1. Issuer credit obligations (Schedule D, Part 1, Section 1):						
1.01 U.S. government obligations	211,073,391	0.861	211,073,391		211,073,391	0.861
1.02 Other U.S. government obligations	0	0.000	0		0	0.000
1.03 Non-U.S. sovereign jurisdiction securities	379,263,690	1.547	379,263,690		379,263,690	1.547
1.04 Municipal bonds – general obligations (direct & guaranteed)	2,430,600	0.010	2,430,600		2,430,600	0.010
1.05 Municipal bonds – special revenue	130,113,819	0.531	130,113,819		130,113,819	0.531
1.06 Project finance bonds issued by operating entities	43,145,435	0.176	43,145,435		43,145,435	0.176
1.07 Corporate bonds	13,454,477,285	54.872	13,454,477,285		13,454,477,285	54.886
1.08 Mandatory convertible bonds	0	0.000	0		0	0.000
1.09 Single entity backed obligations	301,298,363	1.229	301,298,363		301,298,363	1.229
1.10 SVO-Identified bond exchange traded funds – fair value	0	0.000	0		0	0.000
1.11 SVO-Identified bond exchange traded funds – systematic value	352,385,527	1.437	352,385,527		352,385,527	1.438
1.12 Bonds issued by funds representing operating entities	916,527,732	3.738	916,527,732		916,527,732	3.739
1.13 Bank loans - issued	0	0.000	0		0	0.000
1.14 Bank loans - acquired	19,909,963	0.081	19,909,963		19,909,963	0.081
1.15 Mortgages loans that qualify as SVO-Identified credit tenant loans	0	0.000	0		0	0.000
1.16 Certificates of deposit	0	0.000	0		0	0.000
1.17 Other issuer credit obligations	508,891,316	2.075	508,891,316		508,891,316	2.076
1.18 Total issuer credit obligations	16,319,517,121	66.557	16,319,517,121	0	16,319,517,121	66.573
2. Asset-backed securities (Schedule D, Part 1, Section 2):						
2.01 Financial asset-backed securities – self-liquidating	3,240,638,326	13.216	3,240,638,326		3,240,638,326	13.220
2.02 Financial asset-backed securities – not self-liquidating	105,226,614	0.429	105,226,614		105,226,614	0.429
2.03 Non-financial asset-backed securities	21,986,616	0.090	21,986,616		21,986,616	0.090
2.04 Total asset-backed securities	3,367,851,556	13.735	3,367,851,556	0	3,367,851,556	13.739
3. Preferred stocks (Schedule D, Part 2, Section 1):						
3.01 Industrial and miscellaneous (unaffiliated)		0.000			0	0.000
3.02 Parent, subsidiaries and affiliates		0.000			0	0.000
3.03 Total preferred stocks	0	0.000	0	0	0	0.000
4. Common stocks (Schedule D, Part 2, Section 2):						
4.01 Industrial and miscellaneous - publicly traded (unaffiliated)		0.000			0	0.000
4.02 Industrial and miscellaneous - other (unaffiliated)	5,150,000	0.021	5,150,000		5,150,000	0.021
4.03 Parent, subsidiaries and affiliates - publicly traded	0	0.000	0		0	0.000
4.04 Parent, subsidiaries and affiliates - other	6,112,986	0.025	0		0	0.000
4.05 Mutual funds		0.000			0	0.000
4.06 Unit investment trusts		0.000			0	0.000
4.07 Closed-end funds		0.000			0	0.000
4.08 Exchange traded funds		0.000			0	0.000
4.09 Total common stocks	11,262,986	0.046	5,150,000	0	5,150,000	0.021
5. Mortgage loans (Schedule B):						
5.01 Farm mortgages	0	0.000			0	0.000
5.02 Residential mortgages	0	0.000			0	0.000
5.03 Commercial mortgages	3,189,205,000	13.007	3,189,205,000		3,189,205,000	13.010
5.04 Mezzanine real estate loans	0	0.000			0	0.000
5.05 Total valuation allowance	(30,127,186)	(0.123)	(30,127,186)		(30,127,186)	(0.123)
5.06 Total mortgage loans	3,159,077,814	12.884	3,159,077,814	0	3,159,077,814	12.887
6. Real estate (Schedule A):						
6.01 Properties occupied by company	0	0.000	0		0	0.000
6.02 Properties held for production of income	0	0.000	0		0	0.000
6.03 Properties held for sale	0	0.000	0		0	0.000
6.04 Total real estate	0	0.000	0	0	0	0.000
7. Cash, cash equivalents and short-term investments:						
7.01 Cash (Schedule E, Part 1)	106,902,323	0.436	106,902,323		106,902,323	0.436
7.02 Cash equivalents (Schedule E, Part 2)	786,198,119	3.206	786,198,119		786,198,119	3.207
7.03 Short-term investments (Schedule DA)	227,444,296	0.928	227,444,296		227,444,296	0.928
7.04 Total cash, cash equivalents and short-term investments	1,120,544,738	4.570	1,120,544,738	0	1,120,544,738	4.571
8. Contract loans	0	0.000	0		0	0.000
9. Derivatives (Schedule DB)	21,460,694	0.088	21,460,694		21,460,694	0.088
10. Other invested assets (Schedule BA)	514,498,304	2.098	514,496,397		514,496,397	2.099
11. Receivables for securities	5,444,230	0.022	5,444,230		5,444,230	0.022
12. Securities Lending (Schedule DL, Part 1)	0	0.000	0	XXX	XXX	XXX
13. Other invested assets (Page 2, Line 11)	0	0.000	0		0	0.000
14. Total invested assets	24,519,657,443	100.000	24,513,542,550	0	24,513,542,550	100.000

SUPPLEMENT FOR THE YEAR 2025 OF THE Empower Annuity Insurance Company

11. Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

		1	2
11.02	Total admitted assets held in Canadian investments	$	0.0 %
11.03	Canadian-currency-denominated investments	$	0.0 %
11.04	Canadian-denominated insurance liabilities	$	0.0 %
11.05	Unhedged Canadian currency exposure	$	0.0 %

12. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions:

12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$	0.0 %
	Largest three investments with contractual sales restrictions:		
12.03		$	0.0 %
12.04		$	0.0 %
12.05		$	0.0 %

13. Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01 Are assets held in equity interests less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1 Issuer	2	3
13.02	FEDERATED	$ 287,190,090	1.2 %
13.03	FIRST AMERICAN FUNDS	$ 137,132,860	0.6 %
13.04	VINTAGE IX FUNDS	$ 63,057,672	0.3 %
13.05	PANAGORA HEALTHCARE LONG SHORT	$ 53,501,650	0.2 %
13.06	LEXINGTON CAPITAL PARTNERS X	$ 51,187,004	0.2 %
13.07	BROOKFIELD INFRASTRUCTURE V	$ 40,342,493	0.2 %
13.08	EMPOWER CLO LTD 2023-2A	$ 25,995,101	0.1 %
13.09	EMPOWER CLO LTD 2023-1A	$ 24,969,915	0.1 %
13.10	JPM PEG GBL PRIVATE EQUITY XI	$ 23,704,683	0.1 %
13.11	OAKTREE OPPORTUNITIES XII LP	$ 23,589,182	0.1 %

SUPPLEMENT FOR THE YEAR 2025 OF THE Empower Annuity Insurance Company

14. Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

14.01 Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1		2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$		0.0 %
	Largest three investments held in nonaffiliated, privately placed equities:			
14.03		$		0.0 %
14.04		$		0.0 %
14.05		$		0.0 %

Ten largest fund managers:

	1 Fund Manager	2 Total Invested	3 Diversified	4 Nondiversified
14.06	ISHARES	$ 352,385,527	$ 352,385,527	$
14.07	FEDERATED	$ 287,190,090	$ 287,190,090	$
14.08	FIRST AMERICAN FUNDS	$ 137,132,860	$ 137,132,860	$
14.09	BLACKROCK LIQ FDS FEDFUND INST	$ 120,949,835	$ 120,949,835	$
14.10		$ 0	$	$
14.11		$ 0	$	$
14.12		$ 0	$	$
14.13		$ 0	$	$
14.14		$ 0	$	$
14.15		$ 0	$	$

15. Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

15.01 Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1		2	3
15.02	Aggregate statement value of investments held in general partnership interests	$		0.0 %
	Largest three investments in general partnership interests:			
15.03		$		0.0 %
15.04		$		0.0 %
15.05		$		0.0 %

SUPPLEMENT FOR THE YEAR 2025 OF THE Empower Annuity Insurance Company

20. Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

		At Year End		At End of Each Quarter		
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$	0.0 %	$	$	$
20.02	Repurchase agreements	$	0.0 %	$	$	$
20.03	Reverse repurchase agreements	$	0.0 %	$	$	$
20.04	Dollar repurchase agreements	$	0.0 %	$	$	$
20.05	Dollar reverse repurchase agreements	$	0.0 %	$	$	$

21. Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written	
		1	2	3	4
21.01	Hedging	$	0.0 %	$	0.0 %
21.02	Income generation	$	0.0 %	$	0.0 %
21.03	Other	$	0.0 %	$	0.0 %

22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End		At End of Each Quarter		
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
22.01	Hedging	$ 9,223,199	0.0 %	$ 15,810,156	$ 11,661,492	$ 10,485,169
22.02	Income generation	$ 0	0.0 %	$ 0	$ 0	$ 0
22.03	Replications	$ 0	0.0 %	$ 0	$ 0	$ 0
22.04	Other	$ 102,763	0.0 %	$ 55,545	$ 54,702	$ 85,804

23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

		At Year End		At End of Each Quarter		
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
23.01	Hedging	$ 0	0.0 %	$ 1,645,525	$ 0	$ 0
23.02	Income generation	$ 0	0.0 %	$ 0	$	$
23.03	Replications	$ 0	0.0 %	$ 0	$	$
23.04	Other	$ 0	0.0 %	$ 0	$	$

EMPOWER ANNUITY INSURANCE COMPANY
Supplemental Schedule Regarding Reinsurance Contracts with Risk-Limiting Features
As of and for the Year Ended December 31, 2025

Reinsurance contracts subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R—Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R). Deposit accounting, as described in SSAP No. 61R was not applied for reinsurance contracts, which include risk-limiting features since the Company does not have applicable contracts.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual:

The Company has not applied reinsurance accounting, as described in in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which include risk-limiting features, as described in SSAP No. 61R since the Company does not have applicable contracts. As such, the reinsurance reserve credit, as described in SSAP No. 61R, was not reduced.

Payments to reinsurers (excluding reinsurance contracts with a federal or state facility):

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

The Company has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

Reinsurance contracts NOT subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual and NOT yearly-renewable term that meet the risk transfer requirements under SSAP No. 61R:

The Company has not reflected reinsurance reserve credit for any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 for the following:

a.Assumption reinsurance
b.Non-proportional reinsurance that does not result in significant surplus relief

The Company does not prepare financial information under generally accepted accounting principles ("GAAP"). As such, the Company has not ceded any risk during the periods ended December 31, 2025 and 2024 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996, that applies reinsurance accounting, as described under SSAP No. 61R for statutory accounting principles (SAP) and applies deposit accounting under GAAP.

PART C
OTHER INFORMATION
ITEM 27. EXHIBITS

(a)
Resolution of the Board of Directors of Prudential Retirement Insurance and Annuity Company authorizing establishment of the PRIAC Variable Contract Account A. Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement No. 333-139334, filed April 25, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(b)	N/A

(c)
(1) Distribution Agreement between Prudential Investment Management Services LLC (Underwriter) and Prudential Retirement Insurance and Annuity Company (Depositor). Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement No. 333-139334, filed April 25, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(2) Distribution and Underwriting Agreement between Empower Annuity Insurance Company (Insurance Company) and Empower Financial Services, Inc. (EFSI) (Underwriter). Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4 Registration Statement No. 333-199286 filed via EDGAR on April 24, 2024 on behalf of EAIC VARIABLE CONTRACT ACCOUNT A.

(3) First Amendment to Distribution and Underwriting Agreement between Empower Annuity Insurance Company (Insurance Company) and Empower Financial Services, Inc. (EFSI) (Underwriter). Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4 Registration Statement No. 333-199286 filed via EDGAR on April 24, 2024 on behalf of EAIC VARIABLE CONTRACT ACCOUNT A.

(d)
(1) Form of Investment Agreements with accompanying Target Guaranteed Withdrawal Riders issued by PRIAC. Incorporated by reference to the initial Pre-Effective filing to Form N-4 Registration Statement No. 333-199286, filed October 10, 2014 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(e)
(1) Form of Application for Investment Agreements issued by PRIAC. Incorporated by reference to Pre-Effective Amendment No. 3 to Form N-4 Registration Statement No. 333-162553, filed May 4, 2010 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(f)
(1) Articles of Incorporation of Prudential Retirement Insurance and Annuity Company, as amended March 31, 2004. Incorporated by reference to Pre-Effective Amendment No. 2 to Form N-4 Registration Statement No. 333-139334, filed April 25, 2007 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(2) By-laws of Prudential Retirement Insurance and Annuity Company, as amended June 2006. Incorporated by reference to Pre-Effective Amendment No. 3 to Form N-4 Registration Statement No. 333-162553, filed May 4, 2010 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(g)	(1) Reinsurance Agreement, dated December 27, 2023, by and between Empower Annuity Insurance Company and Nationwide Life Insurance Company. Filed herewith.

(2) Amendment No. 1 to Reinsurance Agreement, dated May 16, 2025, by and between Empower Annuity Insurance Company and Nationwide Life Insurance Company. Filed herewith.

(h)
(1) Defined Contribution Clearance and Settlement Agreement between The Vanguard Group, Inc. and Prudential Retirement Insurance and Annuity Company. Incorporated by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement No. 333-162553, filed December 28, 2011 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(2) Addendum to Defined Contribution Clearance and Settlement Agreement between The Vanguard Group, Inc. and Prudential Retirement Insurance and Annuity Company. Incorporated by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement No. 333-162553, filed April 13, 2012 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(3) Information Sharing Agreement between The Vanguard Group, Inc. and the Prudential Insurance Company of America and affiliates. Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement No. 333-162553, filed April 15, 2013 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(4) Fund Participation Agreement between Connecticut General Life Insurance Company; CIGNA Financial Advisors, Inc.; Vanguard Balanced Index Fund, Inc.; Vanguard Quantitative Fund, Inc.; Vanguard/Wellington Fund, Inc.; and The Vanguard Group, Inc. Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement No. 333-199286, filed April 14, 2020 on behalf of the PRIAC VARIABLE CONTRACT ACCOUNT A.

(5) Amendment to the Defined Contribution Clearance and Settlement Agreement between The Vanguard Group, Inc. and Prudential Retirement Insurance and Annuity Company. Incorporated by reference to Post- Effective Amendment No. 13 to Form N-4 Registration Statement No. 333-199286, filed April 28, 2023 on behalf of PRIAC Variable Contract Account A.

(6) Amendment to the Defined Contribution Clearance and Settlement Agreement between The Vanguard Group, Inc. and Empower Annuity Insurance Company. Incorporated by reference to Post-Effective Amendment No. 15, filed via EDGAR on April 14, 2025, on behalf of EAIC VARIABLE CONTRACT ACCOUNT A.

(i)	N/A

(j)	N/A

(k)	Consent and Opinion of Michele Drummey, Assistant General Counsel, as to the legality of the securities being registered. Filed herewith.

(l)	Written consents of Deloitte & Touche LLP. Filed herewith.

(m)	N/A

(n)	N/A

(o)	N/A

(p)	Powers of Attorney for the officers listed in the Signatures section of this registration statement filing. Filed herewith.

(q)	Power Corporation of Canada organizational chart as of December 31, 2025. Filed herewith.
ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR
The directors and major officers of Empower Annuity Insurance Company are listed below:

Name and Principal Business Address	Position and Offices with Depositor
Richard H. Linton, Jr. (2)	Director and Chairman
Jonathan Kreider (1)	Director and Executive Vice President
Mary Maiers (1)	Director and Vice President
Robyn Richards (1)	Head of Corporate Bond Investments
Casey Craig (1)	Director
Dave Gray (1)	Director
Christine Moritz (1)	President & Chief Executive Officer
Kara S. Roe (1)	Chief Financial Officer & Controller
Ahmed Abdul-Jaleel (1)	Chief Compliance Officer, Registered Separate Accounts
Jack E. Brown (1)	Chief Investment Officer
KC Waldron (1)	Chief Compliance Officer
Stephanie O’Leary (1)	Treasurer
Christine Dugan (1)	Chief Actuary
Amy Eby (1)	Appointed Actuary

Name and Principal Business Address	Position and Offices with Depositor
Kelly Noble (1)	General Counsel and Chief Legal Officer
Zach Meier (1)	Vice President, Risk Management
Ryan Logsdon (1)	Vice President, Deputy General Counsel and Corporate Secretary
Steven Butzine (1)	AML Officer
Douglas Peterson (1)	Chief Information Security Officer
Jeffrey Boschen (4)	Senior Vice President
Jennifer Nyhouse (1)	Senior Vice President
Jonathan Bartholomew (3)	Vice President
Andrew Corwin (1)	Vice President
Kelly New (1)	Vice President
Jacob Cannon (1)	Head of Commercial Mortgage Lending
John Clouthier (1)	Vice President & Assistant Treasurer
Brockett Hudson (1)	Assistant Secretary
Palak Patel (1)	Assistant Secretary
David Larsen (1)	Assistant Secretary
(1)    8515 E. Orchard Road, Greenwood Village, CO 80111
(2)    100 Federal Street 18th Floor, Boston, MA 02110
(3)    280 Trumbull Street, Hartford, CT 06103
(4)    11500 Outlook Street, Overland Park, KS 66211
ITEM 29.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
Empower Annuity Insurance Company (“Empower”), a corporation organized under the laws of Connecticut, is a wholly-owned subsidiary of Empower Annuity Insurance Company of America (“EAICA”), a stock life insurance company organized under the laws of Colorado. EAICA is an indirect subsidiary of Power Corporation of Canada.
Empower may be deemed to control the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940: EAIC Variable Contract Account A, CIGNA Variable Annuity Separate Account I.
In addition, Empower and the Registrant may be deemed to be under common control with other entities that are direct or indirect subsidiaries of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is filed herewith as Exhibit (q) under Item 27.

ITEM 30.    INDEMNIFICATION
The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.
Connecticut, being the state of organization of Empower, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Connecticut law permitting indemnification can be found in Section 33-771 of the Connecticut General Statutes Annotated. The text of Empower’s By-law, Article IX, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit f(2).
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.    PRINCIPAL UNDERWRITERS
(a)    Empower Financial Services, Inc. (“EFSI”)
EFSI is distributor of securities of the Registrant. Including the Registrant, EFSI serves as distributor and principal underwriter for Empower Funds, Inc., an open-end management investment company, FutureFunds Series Account of Empower Annuity Insurance Company of America (EAICA), Retirement Plan Series Account of EAICA,VariableAnnuity-8 Series Account of EAICA and Variable Annuity Series Account of Empower Life & Annuity Insurance Company of New York (ELAINY).
EFSI is also distributor of the following other investment companies: The Prudential Variable Contract Account-2; The Prudential Variable Contract Account-10; The Prudential Variable Contract Account-11; The Prudential Variable Contract Account-24; the Prudential Discovery Premier Group Variable Contract Account; and the Prudential Discovery Select Group Variable Contract Account.
(b)     Directors and Officers of EFSI:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER
Carol E. Waddell (1)	Chairman, President and Chief Executive Officer
Richard H. Linton, Jr. (2)	Director and Executive Vice President
John Christolini (1)	Chief Compliance Officer
David McLeod (1)	Director
Hugo Breton (1)	Director
Steven Stillman (1)	Director
Casey Craig (1)	Senior Vice President
Joseph M. Smolen (1)	Senior Vice President
Meredith Cordisco (1)	Vice President, Compliance
Stephanie Secor (1)	Vice President, Compliance
Robert Ettinger (2)	FIN OP Principal, Principal Financial Officer, Principal Operations Officer, Vice President, and Treasurer
Adam Kavan (1)	Assistant General Counsel
Palak Patel (1)	Secretary
Alyssa Melton (1)	Assistant Secretary
Shannon Cochran (1)	Compliance Officer
Stephanie Barres (1)	Compliance Officer
Brockett Hudson (1)	Assistant Secretary
(1) 8515 East Orchard Road, Greenwood Village, CO 80111.
(2) 100 Federal Street 18th Floor, Boston, MA 02110.
(c) Commissions received by EFSI during the last fiscal year with respect to the Empower Retirement Security Annuity VI issued through the registrant separate account.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation

Empower Financial Services, Inc.	$ -0-	$ -0-	$ -0-	$ -0-
ITEM 32.     LOCATION OF ACCOUNTS AND RECORDS
All accounts, books and documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Empower at the following addresses:
Empower
8515 E. Orchard Rd. 4T2
Greenwood Village, CO. 80111

Empower Annuity Insurance Company
280 Trumbull Street
Hartford, CT 06103
The Prudential Insurance Company of America and PGIM, Inc.,
655 Broad Street
Newark, NJ 07102
The Prudential Insurance Company of America and PGIM, Inc.
751 Broad Street
Newark, NJ 07102
The Prudential Insurance Company of America
213 Washington Street
Newark, NJ 07102
Empower
30 Ed Preate Drive
Suite 100
Moosic, PA 18507
State Street Bank and Trust Company
2323 Grand Blvd. 5th Floor
Kansas City, MO 64108
ITEM 33.     MANAGEMENT SERVICES
Summary of the substantive provisions of any management-related services contract not discussed in Part A or Part B of the Registration Statement - Not Applicable.
ITEM 34.     FEE REPRESENTATION
Empower Annuity Insurance Company hereby represents that the fees and charges deducted under the Contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Empower Annuity Insurance Company.
TEXAS ORP
The Registrant intends to offer Contracts to Participants in the Texas Optional Retirement Program. In connection with that offering, Rule 6c-7 of the Investment Company Act of 1940 is being relied upon and paragraphs (a)-(d) of that Rule will be complied with.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut, on this 13th day of April, 2026.

EAIC VARIABLE CONTRACT ACCOUNT A (Registrant)

By:	/s/ Andrew Corwin
Andrew Corwin Vice President Empower Annuity Insurance Company

EMPOWER ANNUITY INSURANCE COMPANY (Depositor)

By:	/s/ Andrew Corwin
Andrew Corwin Vice President Empower Annuity Insurance Company

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature and Title
*
Jonathan Kreider
Director
*
Mary Maiers
Director
*
Casey Craig
Director
*
Dave Gray
Director
*
Kara Roe
Chief Financial Officer and Controller

Signature and Title
*
Christine Moritz
President and Chief Executive Officer
*
Richard H. Linton, Jr.
Director

*By:	/s/ Michele Drummey
Michele Drummey
(Attorney-In-Fact)

EXHIBIT INDEX

Exhibit	Description
(g)(1)	Reinsurance Agreement, dated December 27, 2023, by and between Empower Annuity Insurance Company and Nationwide Life Insurance Company.
(g)(2)	Amendment No. 1 to Reinsurance Agreement, dated May 16, 2025, by and between Empower Annuity Insurance Company and Nationwide Life Insurance Company.
(k)	Consent and Opinion of Michele Drummey, Assistant General Counsel, as to the legality of the securities being registered.
(l)	Written consents of Deloitte & Touche LLP.
(p)	Powers of Attorney for the officers listed in the Signatures section of this registration statement filing.
(q)	Power Corporation of Canada organizational chart as of December 31, 2025.